Federated Investors
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Equity Income Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year from January 1, 2001 through December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Equity Income Fund II is managed to help your money earn income and grow in value by investing primarily in a diversified portfolio of dividend-paying stocks. At the end of the year, the fund's 60 common and convertible preferred stock holdings were diversified across key business and industrial sectors. Many of the holdings--including Alcoa, Anheuser-Busch, Bank of America, Bristol-Myers Squibb, Citigroup, Dell Computer, Estee Lauder, ExxonMobil, General Electric, Home Depot, Intel, IBM, Ingersoll-Rand, Pfizer, and Wal-Mart--are household names.

Over the 12-month reporting period, the fund produced a total return of (10.98)% through income distributions totaling $0.254 per share, and a $1.83 decrease in net asset value.1 There were no capital gains. By the end of the reporting period, fund's net assets totaled $92 million.

When it comes to performance, it is important to have a longer-term perspective. We believe America's economy is fundamentally sound, and that its imminent recovery is a matter of "when," not "if."

Thank you for choosing Federated Equity Income Fund II as a diversified, professionally managed way to participate in the income and growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The year 2001 was a highly volatile one and quite negative for stocks. After an initial boost with an early year surprise rate cut by the Federal Reserve Board (the "Fed"), the bear market commenced in earnest. The broad economy weakened throughout the year and it was declared that the United States was in a recession. The Fed aggressively reduced short-term interest rates throughout the year. The events of September 11, 2001, caused the U.S. financial markets to close for four days. After the stock market reopened, each of the major indexes fell to new lows for the current bear market.

The Fed continued its diligence in providing much needed liquidity to the market. According to Bank of America, money growth is now the fastest since 1983. Even as the unemployment rate rose, the consumer proved far more resilient than expected, with purchasing power fueled by rebate checks, falling energy prices, falling interest rates that caused a surge in mortgage refinancing and zero-rate automobile financing. The housing industry reported a record year in 2001.

Federated Equity Income Fund II had a total return of (10.98)%, ahead of the (11.88)% return of the Standard & Poor's 500 Index,2 (S&P 500) but well below the (4.27)% return of the Average Variable Annuity Equity Income Fund, as reported by Lipper Analytical Inc.3 As was true in 2000, the fund's underperformance versus its Lipper Variable Annuity peer group was due to our long-held sector neutral strategy which requires the portfolio to hold weightings in each of the ten basis sectors similar to those of our S&P 500 benchmark. Note that the portfolio's performance is more in line with that of the S&P 500. The fund's more conservative style and use of convertible securities helped significantly during the market's recent rise. During the fourth quarter's impressive 10.71% S&P 500 rise, the fund returned 8.61% as compared to 7.82% for the Lipper Variable Annuity peer group index. The fund lagged the S&P 500 during the fourth quarter largely because of its relatively conservative technology holdings, as technology fueled much of the S&P 500's stellar fourth quarter performance.

2 S&P 500 Index: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

For the second consecutive year, the Technology sector provided the largest negative contribution to the S&P 500, down 26.41%. The Utility sector fell 30.72%, but this sector only represents 3.63% of the weight of the S&P 500, compared to Technology's 18.31%. For the year, the portfolio's technology holdings greatly outperformed the S&P 500 Technology sector. The portfolio's best performing holdings were in the defensive Consumer Staples sector.

As the new year begins, there are many reasons to feel positive about the economy and the market. Many observers believe that the recession is nearly over, and after a reasonably lengthy bear market, stocks appear much more reasonably valued. The portfolio is positioned to enjoy a return to a positive market. As always, the fund remains fully invested with a blend of exposure to both value and growth stocks. The value style has enjoyed two years of significant outperformance versus the growth style, hurting the fund's performance relative to its peers. As growth has recently enjoyed relative outperformance, the fund experienced particularly good returns in these holdings. Still, we obtain much of our growth exposure through convertible securities. These securities have tempered the fund's volatility and provide income to the portfolio. Indeed, we have been able to identify convertible securities with excellent yields in a period in which high quality yield was difficult to find.

We continue to maintain the high quality of the portfolio by holding common stocks of market leading companies and convertible securities of which the majority are rated investment grade.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	(10.98)%
Start of Performance (1/30/1997)	5.30%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 2001 compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2001

Shares			Value
		COMMON STOCKS--66.2%
		Consumer Discretionary--7.5%
48,500		Ford Motor Co.	$762,420
33,185		Home Depot, Inc.	1,692,767
21,051		Omnicom Group, Inc.	1,880,907
34,800		Target Corp.	1,428,540
19,500		Wal-Mart Stores, Inc.	1,122,225

		TOTAL	6,886,859

		Consumer Staples--7.1%
31,600		Anheuser-Busch Cos., Inc.	1,428,636
48,760		PepsiCo, Inc.	2,374,124
14,600		Procter & Gamble Co.	1,155,298
75,600		Walt Disney Co.	1,566,432

		TOTAL	6,524,490

		Energy--5.3%
23,800		ChevronTexaco Corp.	2,132,718
69,362		Exxon Mobil Corp.	2,725,927

		TOTAL	4,858,645

		Financials--14.6%
24,800		American International Group, Inc.	1,969,120
19,000		Bank of America Corp.	1,196,050
53,833		Citigroup, Inc.	2,717,490
15,700		Goldman Sachs Group, Inc.	1,456,175
29,500		Lehman Brothers Holdings, Inc.	1,970,600
13,900		Marsh & McLennan Cos., Inc.	1,493,555
31,100		Morgan Stanley Dean Witter & Co.	1,739,734
21,000		Wells Fargo & Co.	912,450

		TOTAL	13,455,174

		Healthcare--13.4%
16,900		Abbott Laboratories	942,175
35,600		American Home Products Corp.	2,184,416
39,700		Baxter International, Inc.	2,129,111
27,600		Bristol-Myers Squibb Co.	1,407,600
22,400		Johnson & Johnson	1,323,840
39,975		Pfizer, Inc.	1,593,004
49,496		Pharmacia Corp.	2,111,004
18,000		Schering-Plough Corp.	644,580

		TOTAL	12,335,730

		Industrials--4.0%
63,600		General Electric Co.	2,549,088
27,148		Ingersoll-Rand Co.	1,135,058

		TOTAL	3,684,146

		Information Technology--10.0%
20,400	[1]	Applied Materials, Inc.	818,040
35,700	[1]	Dell Computer Corp.	970,326
56,600		Intel Corp.	1,780,070
16,000		International Business Machines Corp.	1,935,360
32,900	[1]	Microsoft Corp.	2,179,625
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
19,700		Nokia Oyj, ADR	$483,241
37,600		Texas Instruments, Inc.	1,052,800

		TOTAL	9,219,462

		Materials--1.2%
31,400		Alcoa, Inc.	1,116,270

		Telecommunication Services--2.6%
33,600		SBC Communications, Inc.	1,316,112
21,800		Verizon Communications, Inc.	1,034,628

		TOTAL	2,350,740

		Utilities--0.5%
12,300		Kinder Morgan Energy Partners, L.P.	465,186

		TOTAL COMMON STOCKS (IDENTIFIED COST $53,428,411)	60,896,702

		CONVERTIBLE PREFERRED STOCKS--22.7%
		Consumer Discretionary--3.4%
25,000		AT&T Corp. into Cablevision Systems, Conv. Pfd., $2.35	1,112,500
16,200		Cox Communications, Inc., PRIDES, $3.50	895,050
22,600		Reliant Energy, Inc., $1.17 into AOL Time Warner	1,147,696

		TOTAL	3,155,246

		Consumer Staples--2.6%
8,500		Estee Lauder Cos., Inc., Conv. Pfd., $5.42	554,200
36,000		Suiza Capital Trust II, Pfd., $2.75	1,831,572

		TOTAL	2,385,772

		Financials--1.6%
8,200		Metlife Trust I Capital Conv. Pfd., $4.00	810,775
10,600		Prudential Financial, Inc., Conv. Pfd., $3.38	616,920

		TOTAL	1,427,695

		Health Care--1.0%
14,500		Anthem, Inc., Conv. Pfd., $3.00	933,437

		Industrials--5.1%
21,500		Cendant Corp., Conv. Pfd., $3.86	1,036,730
9,500		Northrop Grumman Corp., Conv. Pfd., $7.25	1,058,300
22,300		Raytheon Co., DECS, $4.13	1,243,225
28,000		Union Pacific Cap Trust, Conv. Pfd., $3.13	1,334,088

		TOTAL	4,672,343

		Information Technology--2.9%
31,500		Electronic Data Systems Corp., PRIDES, $3.80	1,771,875
18,500		Motorola, Inc., Conv. Pfd., $3.50	864,690

		TOTAL	2,636,565

		Materials--2.1%
15,000		Boise Cascade, Conv. Pfd., $3.75	816,750
24,600		International Paper Co., Cumulative Conv. Pfd., $2.63	1,145,893

		TOTAL	1,962,643

		Telecommunication Services--1.8%
61,600		MediaOne Group Series Vodofone, DECS, $3.04	1,694,000

		Utilities--2.2%
18,000		Cinergy Corp., Conv. Pfd., $4.75	993,600
18,700		Sierra Pacific Resources, Conv. Pfd., $4.50	1,000,450

		TOTAL	1,994,050

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $19,228,461)	20,861,751

Principal Amount			Value
		CONVERTIBLE CORPORATE BONDS--6.8%
		Consumer Discretionary--1.0%
$1,000,000	[2]	Liberty Media Group Series Viacom, Conv. Bond, 3.25%, 3/15/2031	$971,020

		Energy--1.0%
800,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	895,152

		Health Care--1.9%
1,200,000	[2]	AmerisourceBergen Corp., Conv. Bond, 5.00%, 12/1/2007	1,711,836

		Information Technology--2.9%
600,000	[2]	Agilent Technologies, Inc., Conv. Bond, 3.00%, 12/1/2021	670,908
1,000,000	[2]	LSI Logic Corp., Sub. Note, 4.00%, 11/1/2006	915,000
500,000	[2]	Photronics, Inc., Conv. Bond, 4.75%, 12/15/2006	554,530
450,000	[2]	Symantec Corp., Conv. Bond, 3.00%, 11/1/2006	543,915

		TOTAL	2,684,353

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $6,188,182)	6,262,361

		Repurchase Agreement--4.2%[3]
3,898,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	3,898,000

		TOTAL INVESTMENTS (IDENTIFIED COST $82,743,054)[4]	$91,918,814

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2001, these securities amounted to $5,367,209 which represents 5.8% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $82,756,263. The net unrealized appreciation of investments on a federal tax basis amounts to $9,162,551 which is comprised of $12,463,489 appreciation and $3,300,938 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($91,987,842) at December 31, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $82,743,054)		$91,918,814
Cash		972
Income receivable		95,536
Receivable for shares sold		3,833

TOTAL ASSETS		92,019,155

Liabilities:
Payable for shares redeemed	$18,692
Accrued expenses	12,621

TOTAL LIABILITIES		31,313

Net assets for 7,363,897 shares outstanding		$91,987,842

Net Assets Consist of:
Paid in capital		$101,457,030
Net unrealized appreciation of investments		9,175,760
Accumulated net realized loss on investments		(20,214,057)
Undistributed net investment income		1,569,109

TOTAL NET ASSETS		$91,987,842

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$91,987,842 ÷ 7,363,897 shares outstanding		$12.49

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $6,291)			$1,952,980
Interest			710,406

TOTAL INCOME			2,663,386

Expenses:
Investment adviser fee		$729,918
Administrative personnel and services fee		125,011
Custodian fees		9,385
Transfer and dividend disbursing agent fees and expenses		14,244
Directors'/Trustees' fees		1,891
Auditing fees		15,611
Portfolio accounting fees		46,888
Printing and postage		22,950
Insurance premiums		1,332

TOTAL EXPENSES		967,230

Waiver and Expense Reduction:
Waiver of investment adviser fee	$(18,671)
Fees paid indirectly from directed broker arrangements	(7,597)

TOTAL WAIVER AND EXPENSE REDUCTION		(26,268)

Net expenses			940,962

Net investment income			1,722,424

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(10,609,979)
Net change in unrealized appreciation of investments			(3,093,457)

Net realized and unrealized loss on investments			(13,703,436)

Change in net assets resulting from operations			$(11,981,012)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,722,424	$1,751,646
Net realized loss on investments	(10,609,979)	(7,839,296)
Net change in unrealized appreciation of investments	(3,093,457)	(7,395,373)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(11,981,012)	(13,483,023)

Distributions to Shareholders:
Distributions from net investment income	(1,902,807)	(1,003,430)

Share Transactions:
Proceeds from sale of shares	12,045,761	39,875,641
Net asset value of shares issued to shareholders in payment of distributions declared	1,902,806	1,003,429
Cost of shares redeemed	(13,011,015)	(9,077,688)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	937,552	31,801,382

Change in net assets	(12,946,267)	17,314,929

Net Assets:
Beginning of period	104,934,109	87,619,180

End of period (including undistributed net investment income of $1,569,109 and $1,749,649, respectively)	$91,987,842	$104,934,109

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,				Period Ended
	2001	2000	1999	1998	12/31/97 [1]
Net Asset Value, Beginning of Period	$14.32	$16.28	$14.15	$12.31	$10.47
Income From Investment Operations:
Net investment income	0.23	0.22	0.22 [2]	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.81)	(2.01)	2.32	1.69	1.76

TOTAL FROM INVESTMENT OPERATIONS	(1.58)	(1.79)	2.54	1.91	1.99

Less Distributions:
Distributions from net investment income	(0.25)	(0.17)	(0.23)	(0.07)	(0.15)
Distributions from net realized gain on investments	--	--	(0.18)	--	--

TOTAL DISTRIBUTIONS	(0.25)	(0.17)	(0.41)	(0.07)	(0.15)

Net Asset Value, End of Period	$12.49	$14.32	$16.28	$14.15	$12.31

Total Return[3]	(10.98)%	(11.19)%	18.39%	15.57%	19.19%

Ratios to Average Net Assets:

Expenses	0.97%	0.95%	0.94%	0.93%	0.85%[4]

Net investment income	1.77%	1.67%	1.48%	2.04%	2.41%[4]

Expense waiver/reimbursement[5]	0.02%	0.04%	0.20%	0.43%	1.44%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$91,988	$104,934	$87,619	$57,499	$32,875

Portfolio turnover	101%	74%	49%	59%	68%

1 Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

2 Calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$157	$(157)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassifcation.

The tax composition of dividends was as follows:

Ordinary income	$1,902,807

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,569,110

Undistributed long-term gains	--

Unrealized appreciation	9,162,551

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $20,200,847 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 1,719,590

2008	7,949,028

2009	10,532,229

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	904,763	2,453,385
Shares issued to shareholders in payment of distributions declared	154,323	57,273
Shares redeemed	(1,025,198)	(562,436)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	33,888	1,948,222

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund's shares, annually, to compensate FSC. For the year ended December 31, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $7,597 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$95,602,251

Sales	$93,987,771

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001, and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Equity Income Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916801

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-09 (2/02)

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Growth Strategies Fund II.

This report covers the 12-month fiscal year period from January 1, 2001 through December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Growth Strategies Fund II is managed to help shareholders pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. At the end of the year, the fund's stock holdings were diversified across ten key business and industrial sectors. Many of the holdings--including Avon Products, Anhueser-Busch, Bank of America, BellSouth, Goldman Sachs, Hasbro, Legg Mason, Merrill Lynch, PepsiCo., Pfizer, Ralston Purina, Sunoco, and Verizon--are household names.

In a negative and highly volatile year for stocks, this diversified stock portfolio produced a capital gains distribution of $0.323 per share and a total return of (22.38)% through a decrease in the value of its holdings.1 Fund net assets ended the period at $96.1 million on December 31, 2001.

When it comes to performance, it is important to have a longer-term perspective. We believe America's economy is fundamentally sound, and that its recovery is a matter of "when," not "if."

Thank you for choosing Federated Growth Strategies Fund II as a diversified, professionally managed way to participate in the long-term growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Federated Growth Strategies Fund II had a difficult year with a total return of (22.38)%. The average fund in the Lipper Multi Cap Growth Universe was down 26.00%.2 We believe that the fund had a modestly defensive position, relative to its peers, on average through the year. This means that, relative to its peers, the fund probably owned less Technology, and modestly more of the stable growth sectors, such as Healthcare and Financials (mainly banks). This bias, while a drag on relative performance during the fourth quarter, explains the outperformance versus our peer group during the challenging year of 2001.

The last part of 2001 was preoccupied with the country's response to September's terrorist attacks. Attention was focused on activity involving the military, the changes to society, and the health of the economy. Fortunately, even by the year's end, signs abounded that the military would have significant early successes, that society was generally stronger and more unified, and that the economy could rebound after the late-September stall. In order to forestall a financial or economic crisis, the Federal Reserve Board responded by continuing to add liquidity by lowering interest rates and increasing the money supply.

In general, most domestic companies believed that our country's War on Terrorism would push out an economic recovery well into 2002 and cause near term economic activity to be anemic at best. As a result, companies across industries materially reduced expectations for near-term earnings and introduced new cost cutting plans, which usually involved layoffs and delays in discretionary capital expenditures. The equity markets, here and abroad, however, responded with a renewed sense of optimism that the fiscal and monetary steps taken by local and foreign governments would soon be effective in shoring up confidence and regrowing the economy. Consequently, most stock indices were strong in the fourth quarter, with cyclically levered stocks outperforming more stable-growth issues.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into fund.

The year closed with the market demonstrating a preference for smaller capitalized growth stocks. Within that group, there was a marked preference for Information Technology, whose stocks generally increased in the fourth quarter, and disinterest in the third quarter's winners, Healthcare and Consumer Staples, which were up modestly, and Utilities, which had consecutive down quarters. The tale of the tape for the year has the NASDAQ Composite Index (an index of predominantly technology companies) down 14.64%, while the S&P Barra Growth Index (a more diversified index of large-cap growth stocks) lost 8.79%.3 The S&P 500, the most popular large-cap core index, was down to 11.88%.4

Our current belief is that the economy will likely continue to improve throughout the first half of 2002 and that the cyclical kinds of stocks that led the market last quarter should continue to stay strong. As a result, the fund will probably move to increase its leverage in these areas including such sectors as Information Technology, Consumer Discretionary, Industrials, and brokerage/asset managers within Financials. From a market capitalization perspective, the fund has a modest small-cap bias relative to its peers, we believe, and is likely to maintain this, as small-caps have historically outperformed during the beginning phase of an economic recovery.

3 S&P 500/Barra Growth Index: An unmanaged capitalization-weighted index in stocks in the Standard & Poor's 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.

4 Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Ratings Group. Investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED GROWTH STRATEGIES FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	(22.38)%
5 Years	9.84%
Start of Performance (11/9/1995)	12.37%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund II (the "Fund") from November 9, 1995 (start of performance) to December 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

3 Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

Portfolio of Investments

December 31, 2001

Shares			Value
		COMMON STOCKS--97.9%
		Consumer Discretionary--14.1%
23,000	[1]	BJ's Wholesale Club, Inc.	$1,014,300
28,100	[1]	Bed Bath & Beyond, Inc.	952,590
6,700	[1]	Best Buy Co., Inc.	499,016
32,100		Circuit City Stores -- Circuit City Group	832,995
19,700	[1]	Clear Channel Communications, Inc.	1,002,927
27,100	[1]	Gemstar-TV Guide International, Inc.	750,670
45,300		Hasbro, Inc.	735,219
23,600		Lowe's Cos., Inc.	1,095,276
34,200	[1]	Macrovision Corp.	1,204,524
13,200		NIKE, Inc., Class B	742,368
43,900	[1]	Office Depot, Inc.	813,906
8,400		Omnicom Group, Inc.	750,540
22,000		Tiffany & Co.	692,340
21,500	[1]	Univision Communications, Inc., Class A	869,890
19,100	[1]	Viacom, Inc., Class A	845,175
17,300	[1]	Williams-Sonoma, Inc.	742,170

		TOTAL	13,543,906

		Consumer Staples--5.9%
17,300		Anheuser-Busch Cos., Inc.	782,133
17,600		Avon Products, Inc.	818,400
16,100	[1]	Constellation Brands, Inc., Class A	689,885
15,400		Diageo PLC, ADR	712,558
20,320		PepsiCo, Inc.	989,381
25,000		SUPERVALU, Inc.	553,000
47,900		The Pepsi Bottling Group, Inc.	1,125,650

		TOTAL	5,671,007

		Energy--5.2%
23,000	[1]	BJ Services Co.	746,350
32,000		ENSCO International, Inc.	795,200
30,500	[1]	Nabors Industries, Inc.	1,047,065
24,400	[1]	Newfield Exploration Co.	866,444
17,300		Sunoco, Inc.	645,982
18,200		Ultramar Diamond Shamrock Corp.	900,536

		TOTAL	5,001,577

		Financials--11.6%
14,000		ACE, Ltd.	562,100
11,400	[1]	Alliance Capital Management Holding L.P.	550,848
10,800		Bank of America Corp.	679,860
13,200		Bear Stearns Cos., Inc.	774,048
12,400		Commerce Bancorp, Inc.	487,816
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
28,500	[1]	E* TRADE Group, Inc.	$292,125
17,100		Edwards (A.G.), Inc.	755,307
16,800		Gallagher (Arthur J.) & Co.	579,432
10,300		Goldman Sachs Group, Inc.	955,325
18,900	[1]	LaBranche & Co. Inc.	651,294
14,800		Legg Mason, Inc.	739,704
13,300		Lehman Brothers Holdings, Inc.	888,440
16,500		Merrill Lynch & Co., Inc.	859,980
16,500		Morgan Stanley Dean Witter & Co.	923,010
22,000		T. Rowe Price Group, Inc.	764,060
7,100		XL Capital Ltd., Class A	648,656

		TOTAL	11,112,005

		Healthcare--12.5%
10,808	[1]	AmerisourceBergen Corp.	686,848
13,200		Baxter International, Inc.	707,916
26,600	[1]	Boston Scientific Corp.	641,592
20,300	[1]	Celgene Corp.	647,976
15,700		Dentsply International, Inc.	788,140
12,100	[1]	Forest Laboratories, Inc., Class A	991,595
8,600	[1]	Genentech, Inc.	466,550
25,200	[1]	Immunex Corp.	698,292
13,400		Johnson & Johnson	791,940
11,766		King Pharmaceuticals, Inc.	495,702
8,500		Lilly (Eli) & Co.	667,590
20,600		Medtronic, Inc.	1,054,926
26,400		Mylan Laboratories, Inc.	990,000
16,100	[1]	Patterson Dental Co.	658,973
24,868		Pfizer, Inc.	990,990
9,600	[1]	St. Jude Medical, Inc.	745,440

		TOTAL	12,024,470

		Industrials--8.2%
7,400	[1]	Alliant Techsystems, Inc.	571,280
51,200	[1]	Cendant Corp.	1,004,032
41,600	[1]	Concord EFS, Inc.	1,363,648
6,900		Eaton Corp.	513,429
8,700		General Dynamics Corp.	692,868
10,800		Jacobs Engineering Group, Inc.	712,800
9,900	[1]	L-3 Communications Holdings, Inc.	891,000
18,200	[1]	Navistar International Corp.	718,900
24,600		Tyco International Ltd.	1,448,940

		TOTAL	7,916,897

Shares			Value
		COMMON STOCKS--continued
		Information Technology--32.5%
13,200	[1]	Affiliated Computer Services, Inc., Class A	$1,400,916
23,700	[1]	Amdocs Ltd.	805,089
59,200	[1]	Applied Micro Circuits Corp.	670,144
21,500	[1]	Cadence Design Systems, Inc.	471,280
22,200	[1]	Check Point Software Technologies Ltd.	885,558
64,500	[1]	Cisco Systems, Inc.	1,168,095
28,500	[1]	Citrix Systems, Inc.	645,810
32,400	[1]	Comverse Technology, Inc.	724,788
36,300	[1]	Conexant Systems, Inc.	521,268
26,100	[1]	Dell Computer Corp.	709,398
60,600	[1]	EMC Corp. Mass	814,464
14,400	[1]	Electronic Arts, Inc.	863,280
19,900	[1]	Emulex Corp.	786,249
50,500	[1]	Flextronics International Ltd.	1,211,495
14,200	[1]	International Rectifier Corp.	495,296
27,400	[1]	Internet Security Systems, Inc.	878,444
14,200	[1]	Investment Technology Group, Inc.	554,794
20,700	[1]	Juniper Networks, Inc.	392,265
9,200	[1]	KLA-Tencor Corp.	455,952
81,300	[1]	Legato Systems, Inc.	1,054,461
15,000	[1]	Lexmark International Group, Class A	885,000
44,500	[1]	McDATA Corp., Class B	1,117,395
21,500	[1]	Microchip Technology, Inc.	832,910
30,600	[1]	Micromuse, Inc.	459,000
23,900	[1]	Micron Technology, Inc.	740,900
30,300	[1]	Network Appliance, Inc.	662,661
42,500	[1]	Network Associates, Inc.	1,098,625
29,900		Nokia Oyj, ADR	733,447
20,200	[1]	People Soft, Inc.	812,040
28,800	[1]	Peregrine Systems, Inc.	427,104
17,500	[1]	Qlogic Corp.	778,925
17,700	[1]	Qualcomm, Inc.	893,850
33,900	[1]	RF Micro Devices, Inc.	651,897
36,900	[1]	SanDisk Corp.	531,360
28,800	[1]	Siebel Systems, Inc.	805,824
24,900	[1]	SunGard Data Systems, Inc.	720,357
7,300	[1]	Symantec Corp.	484,209
40,560	[1]	Taiwan Semiconductor Manufacturing Co., ADR	696,415
19,200		Texas Instruments, Inc.	537,600
85,600	[1]	United Microelectronics Corp., ADR	821,760
26,700	[1]	Xilinx, Inc.	1,042,635

		TOTAL	31,242,960

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--3.0%
18,500		Boise Cascade Corp.	$629,185
16,300		Cabot Corp.	581,910
57,600	[1]	Pactiv Corp.	1,022,400
20,700		Westvaco Corp.	588,915

		TOTAL	2,822,410

		Telecommunication Services--3.2%
13,300		ALLTEL Corp.	821,009
15,800		BellSouth Corp.	602,770
24,000	[1]	Leap Wireless International, Inc.	503,280
6,900		Telephone and Data Systems, Inc.	619,275
11,600		Verizon Communications	550,536

		TOTAL	3,096,870

		Utilities--1.7%
10,700		FPL Group, Inc.	603,480
18,700		Kinder Morgan, Inc.	1,041,403

		TOTAL	1,644,883

		TOTAL COMMON STOCKS (IDENTIFIED COST $82,825,577)	94,076,985

		REPURCHASE AGREEMENT--4.3%[2]
$4,165,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	4,165,000

		TOTAL INVESTMENTS (IDENTIFIED COST $86,990,577)[3]	$98,241,985

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $88,903,402. The net unrealized appreciation of investments on a federal tax basis amounts to $9,338,583 which is comprised of $11,414,138 appreciation and $2,075,555 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($96,126,402) at December 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $86,990,577)		$98,241,985
Cash		28
Income receivable		44,820
Receivable for investments sold		1,130,810
Receivable for shares sold		99,410

TOTAL ASSETS		99,517,053

Liabilities:
Payable for investments purchased	$3,363,010
Payable for shares redeemed	12,177
Accrued expenses	15,464

TOTAL LIABILITIES		3,390,651

Net assets for 5,444,946 shares outstanding		$96,126,402

Net Assets Consist of:
Paid in capital		$105,615,056
Net unrealized appreciation of investments		11,251,408
Accumulated net realized loss on investments		(20,740,062)

TOTAL NET ASSETS		$96,126,402

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$96,126,402 ÷ 5,444,946 shares outstanding		$17.65

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $10,649)			$653,468
Interest			158,157

TOTAL INCOME			811,625

Expenses:
Investment adviser fee		$807,950
Administrative personnel and services fee		125,000
Custodian fees		13,826
Transfer and dividend disbursing agent fees and expenses		13,950
Directors'/Trustees' fees		2,353
Auditing fees		13,739
Legal fees		1,995
Portfolio accounting fees		55,368
Printing and postage		12,845
Insurance premiums		2,402
Miscellaneous		496

TOTAL EXPENSES		1,049,924

Waiver and Expense Reduction:
Waiver of investment adviser fee	$(75,938)
Fees paid indirectly from direct broker arrangements	(143)

TOTAL WAIVER AND EXPENSE REDUCTION		(76,081)

Net expenses			973,843

Net operating loss			(162,218)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(20,243,036)
Net change in unrealized appreciation of investments			(9,720,117)

Net realized and unrealized loss on investments			(29,963,153)

Change in net assets resulting from operations			$(30,125,371)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000

Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(162,218)	$(568,087)
Net realized gain (loss) on investments	(20,243,036)	1,556,135
Net change in unrealized appreciation of investments	(9,720,117)	(34,132,274)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(30,125,371)	(33,144,226)

Distributions to Shareholders:
Distributions from net realized gain on investments	(1,849,196)	(10,631,541)

Share Transactions:
Proceeds from sale of shares	9,521,839	51,033,929
Net asset value of shares issued to shareholders in payment of distributions declared	1,849,194	10,631,529
Cost of shares redeemed	(15,620,977)	(18,102,086)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,249,944)	43,563,372

Change in net assets	(36,224,511)	(212,395)

Net Assets:
Beginning of period	132,350,913	132,563,308

End of period (including undistributed net investment income of $344 at December 31, 2000)	$96,126,402	$132,350,913

See Notes which are an integral part of the Financial Statement

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$23.15	$30.88	$17.91	$16.14	$12.80
Income From Investment Operations:
Net investment income (net operating loss)	(0.03)[1]	(0.10)	(0.07)	(0.04) [1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	(5.15)	(5.32)	13.04	2.83	3.41

TOTAL FROM INVESTMENT OPERATIONS	(5.18)	(5.42)	12.97	2.79	3.43

Less Distributions:
Distributions from net investment income	--	--	--	(0.02)	(0.02)
Distributions from net realized gain on investments	(0.32)	(2.31)	--	(1.00)	(0.07)

TOTAL DISTRIBUTIONS	(0.32)	(2.31)	--	(1.02)	(0.09)

Net Asset Value, End of Period	$17.65	$23.15	$30.88	$17.91	$16.14

Total Return[2]	(22.38)%	(19.91)%	72.42%	17.44%	27.03%

Ratios to Average Net Assets:

Expenses	0.90%	0.86%	0.85%	0.86%	0.85%

Net investment income (net operating loss)	(0.15)%	(0.39)%	(0.38)%	(0.25)%	0.14%

Expense waiver/reimbursement[3]	0.07%	0.08%	0.20%	0.31%	0.67%

Supplemental Data:

Net assets, end of period (000 omitted)	$96,126	$132,351	$132,563	$62,747	$47,280

Portfolio turnover	219%	128%	117%	104%	148%

1 Per share information presented is based upon the monthly average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Gain (Loss)	Undistributed Net Investment Income
$(160,391)	$(1,483)	$161,874

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$ --

Long-term capital gains	1,849,196

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ --

Undistributed long-term gains	--

Unrealized appreciation	9,338,583

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $18,827,237 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	472,399	1,744,558
Shares issued to shareholders in payment of distributions declared	103,596	314,728
Shares redeemed	(848,641)	(633,935)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(272,646)	1,425,351

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually, to compensate FSC. For the year ended December 31, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $143 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$224,784,136

Sales	$228,351,296

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2001, were as follows:

Purchases	$3,785,082

Sales	$3,825,699

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $1,849,196 as capital gain dividends for the year ended December 31, 2001.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees And Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex. Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916702

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-07 (2/02)

Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2001 for the Primary Shares and the Service Shares. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and the financial statements.

While high yield bonds did not perform well during 2001, the high yield market made a strong showing in the fourth quarter by substantially outperforming the high quality bond market. The economy, which was determined to be in a recession since March 2001, showed signs of stabilization and increased hope of an early- to mid-2002 rebound. We believe that default rates have already peaked and will fall through 2002.

The fund delivered a positive total return and a strong income stream. For the reporting period, individual share class total return performance and income distribution follows:1

	Total Return	Dividends	Net Asset Value Change
Primary Shares	1.38%	$0.881	$8.46 to $7.72 = (8.75)%
Service Shares	1.38%	$0.881	$8.46 to $7.72 = (8.75)%

On December 31, 2001, the fund's net assets totaled $238.3 million.

Thank you for choosing Federated High Income Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high-yield corporate bonds.2 As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Securities rated below investment grade generally entail greater market, credit and liquidity risks than investment securities.

Investment Review

MARKET OVERVIEW

For the 12-months ended December 31, 2001, the high yield market underperformed the high quality bond market. The high yield market, as measured by the Lehman Brothers High Yield Bond Index,3 had a return of 5.28% for the 12-month reporting period, compared to the high quality bond market, measured by the Lehman Brothers Aggregate Bond Index,3 which had a return of 8.44% over the same period.

The high yield market began 2001 with a strong rally in January and February, driven largely by investor perception that the aggressive rate cutting action by the Federal Reserve Board (the "Fed") would lead to a "soft landing" for the economy. As the end of the first quarter approached and corporate earnings were released, it became more apparent that the economy was, in fact, in a recession. From the standpoint of the high yield market, a slowing economy creates several exogenous effects which conspire to put pressure on performance. The first effect of the recession is lower corporate profits. Lower corporate profits limited access to new capital as commercial banks tightened lending standards and the equity market closed to companies with high levels of debt. Ultimately, in an economic environment with limited access to new capital, only those companies that are able to downsize and remain profitable at lower operating levels are able to survive. Companies that cannot "right size," eventually default and are reorganized. The default rate for the high yield market did in fact increase in 2001 to 9.80%. The last time the annual default rate reached these levels was at the end of the last recession in 1991, when the rate was 10.3%.

3 Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index., Mortgage-Backed Securities Index and the asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. These indexes are unmanaged and investments cannot be made in a index.

FUND PERFORMANCE

The fund's Primary Shares and Service Shares each had a total return of 1.38% for the reporting period ended December 31, 2001, underperforming both the Lehman Brothers High Yield Bond Index, which had a total return of 5.28%, and the average of the Lipper High Yield Universe,4 which had a return of 1.82% for the year. The fund's underweight in BB-rated securities was the main reason for its underperformance versus the index. At the beginning of 2001, 21.16% of the fund was invested in securities rated BB- or higher. By the end of 2001, the fund had increased its exposure to 31.07% of net assets invested in BB- or higher securities. By comparison, the Lehman Brothers High Yield Bond Index was comprised of 36.63% BB-rated securities at the beginning of 2001 and 46.04% at the end of the year. The increase in the BB sector of the index is largely attributable to: (1) new issues during 2001 were primarily higher quality credits; and (2) a large number of former investment grade companies, which were downgraded to junk status," fallen angels," came into the index. BB-rated securities outperformed B-rated securities by 9.17%, due primarily to the heightened credit concerns as the economy continued to weaken. The fund's overweight in deferred interest securities also had a negative impact on performance.

The fund's performance was negatively impacted by its exposure to the Telecommunications market, which dramatically underperformed. The fund aggressively sold off exposure in the Wireline segment, primarily in the months of March through May. At year-end the fund's exposure to Wireline Telecommunications was approximately 1.51% of net assets. The fund's primary Wireline holdings currently include XO Communications, Call-Net Enterprises, Inc., Level 3 Communications, Global Crossing Holdings, Ltd. and McLeod USA, Inc. On the positive side, the fund was favorably impacted by holdings in various companies which had previously traded at deeply discounted levels, including: AEI Resources, a coal mining company, ISG Resources, a building material company, Owens-Illinois, Inc., a manufacturer of packaging products, Agrilink Foods, Inc., a food packager, and Hanger Orthopedic Group, Inc., a healthcare products manufacturer. The fund also benefited from debt tenders by Collins & Aikman Products, Del Monte Foods, Co., Everest Healthcare Services Corp., R&B Falcon, Inc., and Tenet Healthcare Corp.

CURRENT STRATEGY

We expect economic activity to improve as 2002 unfolds, given the substantial monetary and fiscal policy stimulus that occurred in 2001, although there can be no assurance of an economic recovery. However, the 1st quarter will most likely remain somewhat weak. We believe that default rates have already peaked and will fall throughout 2002. These factors should lead to tightening yield spreads and good relative performances for high yield securities. We continue to seek issuers that can survive until business conditions improve and that offer attractive risk return opportunities. We are maintaining positions in stable performers in the Healthcare and Consumer Non-Durable sectors while looking to be more aggressive in high quality issuers in more economically sensitive sectors like Auto Suppliers and Hotel Operators. Given the difficult economic situation, individual security selection will be crucial to good performance in 2002.

4 Lipper figures represent the average of the total returns by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the representative categories indicated. These figures do not reflect sales charge.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	1.38%
5 Year	1.98%
Start of Performance (3/1/1994)	4.98%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (the "Fund") from March 1, 1994 (start of performance) to December 31, 2001, compared to the Lehman Brothers Single B Rated Index (LBSBR),2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the changes and expenses imposed by the insurance company under the variable insurance product contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/ 2001
1 Year	1.38%
Start of Performance (5/1/2000)	(2.89)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (the "Fund") from May 1, 2000 (start of performance) to December 31, 2001, compared to the Lehman Brothers Single B Rated Index (LBSBR),2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the changes and expenses imposed by the insurance company under the variable insurance product contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2001

Principal Amount			Value
		CORPORATE BONDS--88.0%
		Aerospace & Defense--0.7%
$750,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$783,750
750,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	806,250
325,000	[1,3]	Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	82,875

		TOTAL	1,672,875

		Automotive--4.1%
375,000		Accuride Corp., Sr. Sub. Note, 9.25%, 2/1/2008	196,875
481,000		Aftermarket Technology Co., Sr. Sub. Note (Series B), 12.00%, 8/1/2004	493,025
350,000		Aftermarket Technology Co., Sr. Sub. Note (Series D), 12.00%, 8/1/2004	358,750
1,800,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	1,899,000
500,000		Arvin Industries, Inc., Note, 6.75%, 3/15/2008	466,785
650,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	603,005
575,000	[1,2]	Collins & Aikman Products Co., Sr. Note, 10.75%, 12/31/2011	577,875
1,350,000	[1,2]	Dana Corp., Sr. Note, 9.00%, 8/15/2011	1,248,750
500,000		Lear Corp., Sr. Note, 7.96%, 5/15/2005	509,600
3,375,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	3,410,977

		TOTAL	9,764,642

		Banking--1.2%
2,800,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	2,811,592

		Beverage & Tobacco--0.6%
800,000		Constellation Brands, Inc., Company Guarantee, Series B, 8.00%, 2/15/2008	808,000
100,000		Dimon, Inc., Sr. Note, 8.875%, 6/1/2006	103,500
425,000	[1,2]	Dimon, Inc., Sr. Note, 9.625%, 10/15/2011	444,125

		TOTAL	1,355,625

		Broadcast Radio & Television--4.6%
1,250,000	[4]	ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004	1,206,250
319,000		AMFM, Inc., Deb., 12.625%, 10/31/2006	342,127
1,625,000		Chancellor Media Corp., Company Guarantee, 8.00%, 11/1/2008	1,702,187
2,475,000	[4]	Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	2,478,094
725,000		Fox/Liberty Networks, LLC, Sr. Note, 8.875%, 8/15/2007	765,781
750,000		Liberty Media Corp., Sr. Note, 7.75%, 7/15/2009	759,547
500,000		Lin Television Corp., Company Guarantee, 8.00%, 1/15/2008	512,500
575,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.75%, 12/15/2011	577,875
1,425,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	1,446,375
650,000	[1,2]	Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005	672,750
700,000		XM Satellite Radio, Inc., Unit 14.00%, 3/15/2010	556,500

		TOTAL	11,019,986

		Building & Development--1.4%
700,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	703,500
925,000		NCI Building System, Inc., Sr. Sub. Note (Series B), 9.25%, 5/1/2009	901,875
575,000		Nortek, Inc., Sr. Note, 9.125%, 9/1/2007	589,375
1,050,000		WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	1,092,000

		TOTAL	3,286,750

Principal Amount			Value
		CORPORATE BONDS--continued
		Business Equipment & Services--1.8%
$1,175,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	$1,186,750
25,241	[1]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	3
2,425,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	2,509,875
450,000		Global Imaging Systems, Inc., Sr. Sub. Note, 10.75%, 2/15/2007	452,250
1,875,000	[1,3]	U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	46,875

		TOTAL	4,195,753

		Cable Television--8.4%
500,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	520,020
400,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	414,000
7,050,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	4,653,000
4,775,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	3,461,875
50,000		Charter Communications Holdings Capital Corp., Sr. Note, 8.625%, 4/1/2009	48,250
1,175,000	[4]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	276,125
1,500,000		Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	1,575,000
1,300,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	1,345,500
2,725,000		International Cabletel, Inc., Sr. Defd. Cpn. Note, 11.50%, 2/1/2006	940,125
400,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	423,836
4,075,000	[4]	NTL, Inc., Sr. Note, 0/9.75%, 4/1/2008	1,161,375
1,050,000	[4]	NTL, Inc., Sr. Disc Note, (Series B), 0/12.375%, 10/1/2008	259,875
600,000	[4]	Pegasus Communications Corp., Sr. Disc. Note, 0/13.50%, 3/1/2007	345,000
675,000	[4]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	408,375
1,150,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	1,230,500
400,000		Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015	452,000
2,150,000		TeleWest PLC, Sr. Disc. Deb., 11.00%, 10/1/2007	1,548,000
450,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	338,625
900,000	[3,4]	UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006	40,500
1,875,000	[4]	United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	403,125
1,300,000	[4]	United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/13.375%, 11/1/2009	136,500

		TOTAL	19,981,606

		Chemicals & Plastics--3.2%
375,000	[1,2]	Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	390,937
450,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	455,625
525,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	391,125
750,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	618,750
925,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	726,125
950,000	[3]	Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	166,250
950,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	907,250
250,000	[1,2]	Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	248,750
825,000		Lyondell Chemical Co., Sr. Secd. Note (Series A), 9.625%, 5/1/2007	833,250
1,800,000		Lyondell Chemical Co., Sr. Sub. Note (Series B), 10.875%, 5/1/2009	1,683,000
525,000	[1,2]	OM Group, Inc., Sr. Sub. Note, 9.25%, 12/15/2011	532,875
725,000	[3]	Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 13.50%, 8/15/2008	3,625
925,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	763,125

		TOTAL	7,720,687

Principal Amount			Value
		CORPORATE BONDS--continued
		Clothing & Textiles--0.6%
$625,000	[1,3]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	$16,406
1,050,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	666,750
675,000	[1,3]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	7
150,000	[1,3]	Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	1,500
1,350,000	[1,3]	Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	13,500
750,000	[1,2]	William Carter Co., Sr. Sub. Note, 10.875%, 8/15/2011	810,000

		TOTAL	1,508,163

		Conglomerates--0.3%
1,400,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	735,000

		Consumer Products--5.3%
1,400,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	1,470,000
750,000	[1,2]	American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	761,250
975,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	775,125
400,000	[1,2]	Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	422,000
1,150,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	1,121,250
250,000	[3,4]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	3,750
200,000	[3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	21,000
875,000		Jostens, Inc., Sr. Sub. Note, 12.75%, 5/1/2010	980,000
975,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	875,062
400,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	388,000
1,150,000		Playtex Products, Inc., Sr. Sub. Note, 9.375%, 6/1/2011	1,213,250
1,850,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	786,250
1,250,000	[4]	Sealy Mattress Co., Company Guarantee, 0/10.875%, 12/15/2007	1,050,000
200,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	199,000
550,000	[3]	Sleepmaster L.L.C., Company Guarantee, Series B, 11.00%, 5/15/2009	115,500
650,000		True Temper Sports, Inc., Sr. Sub. Note, Series B, 10.875%, 12/1/2008	663,000
1,100,000		United Industries Corp., Sr. Sub. Note (Series B), 9.875%, 4/1/2009	1,039,500
725,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	706,875

		TOTAL	12,590,812

		Container & Glass Products--2.8%
650,000		Huntsman Packaging Corp., Company Guarantee, 13.00%, 6/1/2010	680,875
1,150,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	1,063,750
750,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	656,250
350,000		Owens-Illinois, Inc., Sr. Note, 7.85%, 5/15/2004	337,750
1,050,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	960,750
600,000	[1,2]	Plastipak Holdings, Sr. Note, 10.75%, 9/1/2011	633,000
103,330	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	78,014
1,000,000	[1,2]	Sealed Air Corp., Note, 8.75%, 7/1/2008	1,002,150
1,300,000		Tekni-Plex, Inc., Company Guarantee, Series B, 12.75%, 6/15/2010	1,287,000

		TOTAL	6,699,539

		Ecological Services & Equipment--3.1%
2,250,000	[1,2]	Allied Waste North America, Inc., Sr. Secd. Note, 8.50%, 12/1/2008	2,283,750
650,000		Allied Waste North America, Inc., Company Guarantee, Series B, 8.875%, 4/1/2008	667,875
4,275,000		Allied Waste North America, Inc., Sr. Sub. Note, (series B), 10.00%, 8/1/2009	4,424,625

		TOTAL	7,376,250

Principal Amount			Value
		CORPORATE BONDS--continued
		Electronics--0.7%
$725,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	$757,625
250,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	252,500
1,925,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	587,125

		TOTAL	1,597,250

		Farming & Agriculture--0.1%
400,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	262,000

		Food Products--3.2%
1,900,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	1,776,500
1,350,000		Del Monte Corp., Company Guarantee, Series B, 9.25%, 5/15/2011	1,410,750
725,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	474,875
1,125,000	[1,2]	Land O'Lakes, Inc., Sr. Note, 8.75%, 11/15/2011	1,091,250
1,050,000		Michael Foods, Inc., Sr. Sub. Note, Series B, 11.75%, 4/1/2011	1,139,250
750,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	693,750
500,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	530,000
575,000	[1,2]	Smithfield Foods, Inc., Sr. Note, 8.00%, 10/15/2009	592,250

		TOTAL	7,708,625

		Food Services--1.2%
700,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	493,500
1,250,000		Carrols Corp., Sr. Sub Note, 9.50%, 12/1/2008	1,200,000
1,200,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	1,278,000

		TOTAL	2,971,500

		Forest Products--2.8%
750,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	744,547
2,775,000		Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	2,726,715
1,000,000		Riverwood International Corp., Company Guarantee, 10.625%, 8/1/2007	1,045,000
500,000		Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008	507,500
775,000	[1,2]	Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	837,000
875,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	910,000

		TOTAL	6,770,762

		Healthcare--5.8%
450,000		Alaris Medical Systems, Company Guarantee, 9.75%, 12/1/2006	429,750
675,000	[1,2]	Alaris Medical Systems, Sr. Secd. Note, 11.625%, 12/1/2006	732,375
1,350,000		Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	1,444,500
350,000	[1,2]	AmerisourceBergen Corp., Sr. Note, 8.125%, 9/1/2008	360,500
900,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	913,500
1,475,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,501,609
500,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	548,750
1,200,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	1,242,000
1,150,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	1,075,250
600,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	426,000
300,000	[1,2]	Insight Health Services, Sr. Sub., 9.875%, 11/1/2011	312,000
1,725,000		Kinetic Concepts, Inc., Sr. Sub.Note, 9.625%, 11/1/2007	1,725,000
600,000	[1,2]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	612,000
150,000		Magellan Health Services, Inc., Sr. Sub. Note, 9.00%, 2/15/2008	135,000
400,000		Manor Care, Inc., Sr. Note, 8.00%, 3/1/2008	423,120
Principal Amount			Value
		CORPORATE BONDS--continued
		Healthcare--continued
$450,000		Owens & Minor, Inc., Sr. Sub. Note, 8.50%, 7/15/2011	$481,500
200,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	214,940
550,000		Triad Hospitals, Inc., Company Guarantee, Series B, 8.75%, 5/1/2009	580,250
550,000	[1,2]	Vanguard Health Systems, Sr. Sub. Note, 9.75%, 8/1/2011	566,500

		TOTAL	13,724,544

		Hotels, Motels, Inns & Casinos--4.7%
600,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	615,750
812,000		Felcor Lodging LP, Company Guarantee, 8.50%, 6/1/2011	787,640
725,000	[1,2]	Felcor Lodging LP, Company Guarantee, 9.50%, 9/15/2008	728,625
1,150,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	1,207,500
50,000		HMH Properties, Inc., Sr. Note, 7.875%, 8/1/2005	47,750
2,175,000		HMH Properties, Inc., Sr. Note (Series B), 7.875%, 8/1/2008	2,011,875
1,000,000		HMH Properties, Inc., Sr. Note (Series C), 8.45%, 12/1/2008	945,000
850,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	809,752
525,000		Hilton Hotels Corp., Sr. Note, 8.25%, 2/15/2011	500,719
1,550,000		ITT Corp., Unsecd. Note, 6.75%, 11/15/2005	1,493,859
350,000		MeriStar Hospitality Corp., Sr. Note, 9.00%, 1/15/2008	332,500
1,050,000		MeriStar Hospitality Corp., Sr. Note, 9.125%, 1/15/2011	989,625
625,000	[1,2]	Vail Resorts, Inc., Sr. Sub. Note, 8.75%, 5/15/2009	609,375

		TOTAL	11,079,970

		Industrial Products & Equipment--3.8%
540,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	577,800
950,000		Blount, Inc., Company Guarantee, 13.00%, 8/1/2009	432,250
500,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	502,500
375,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	196,875
1,275,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	1,224,000
775,000		Hexcel Corporation, Sr. Sub. Note (Series B), 9.75%, 1/15/2009	437,875
205,000		Hexcel Corporation., Sub. Note, 7.00%, 8/1/2003	126,075
1,075,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	919,125
1,425,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	1,321,687
1,800,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	981,000
875,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	861,875
1,500,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	1,410,000

		TOTAL	8,991,062

		Leisure & Entertainment--1.4%
1,164,000	[1,3]	AMF Bowling Worldwide, Inc., Sr. Sub. Disc. Note, 12.25%, 3/15/2006	17,460
1,900,000	[4]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	1,634,000
250,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	251,250
1,500,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	1,522,500

		TOTAL	3,425,210

Principal Amount			Value
		CORPORATE BONDS--continued
		Machinery & Equipment--2.8%
$1,550,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	$1,627,500
925,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	962,000
975,000	[1,3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	97
1,100,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	1,028,500
300,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	103,500
800,000		Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	244,000
1,075,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	1,048,125
1,650,000		United Rentals, Inc., Company Guarantee, Series B, 10.75%, 4/15/2008	1,757,250

		TOTAL	6,770,972

		Metals & Mining--0.3%
1,025,000	[1,3]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	515,063
1,000,000	[1,3]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	122,500

		TOTAL	637,563

		Oil & Gas--3.2%
300,000	[1,2]	AmeriGas Partners LP, Sr. Note, 8.875%, 5/20/2011	312,000
825,000		BRL Universal Equipment, Sr. Secd. Note, 8.875%, 2/15/2008	862,125
450,000		Comstock Resources, Inc., Sr. Note, 11.25%, 5/1/2007	443,250
1,000,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	875,000
300,000		DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007	292,500
1,000,000		Dresser, Inc., Sr. Sub. Note, 9.375%, 4/15/2011	1,040,000
700,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	745,500
825,000	[1,2]	Hanover Equipment Trust, Sr. Secd. Note (Series 01 B), 8.75%, 9/1/2011	858,000
800,000		Lone Star Technologies, Inc., Company Guarantee, Series B, 9.00%, 6/1/2011	676,000
900,000		Pogo Producing Co., Sr. Sub. Note (Series B), 10.375%, 2/15/2009	976,500
525,000	[1,2]	Tesoro Petroleum Corp., Sr. Sub. Note, 9.625%, 11/1/2008	547,313

		TOTAL	7,628,188

		Printing & Publishing--1.6%
775,000		Advanstar Communications, Company Guarantee, (Series B), 12.00%, 2/15/2011	561,875
425,000	[4]	Advanstar, Inc.,Company Guarantee, Series B, 0/15.00%, 10/15/2011	107,313
675,000		Belo (A.H.) Corp., Note, 8.00%, 11/1/2008	686,333
625,000	[1,2]	Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	565,625
1,525,000	[4]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	937,875
800,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	864,000
350,000		Ziff Davis Media, Inc., Company Guarantee, Series B, 12.00%, 7/15/2010	92,750

		TOTAL	3,815,771

		Real Estate--0.2%
550,000		Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005	563,750

		Retailers--1.2%
400,000	[1,2]	Advance Stores Co., Inc., Sr. Sub. Note, 10.25%, 4/15/2008	410,000
700,000	[1,2]	Gap (The), Inc., Bond, 8.80%, 12/15/2008	603,050
875,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	936,250
525,000		Penney (J.C.) Co., Inc., Note, 7.375%, 6/15/2004	521,719
425,000	[1,2]	Petco Animal Supplies, Inc., Sr. Sub. Note, 10.75%, 11/1/2011	442,000

		TOTAL	2,913,019

Principal Amount			Value
		CORPORATE BONDS--continued
		Services--1.3%
$875,000		American Tower Systems Corp., Sr. Note, 9.375%, 2/1/2009	$706,563
2,250,000	[4]	Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	1,417,500
800,000	[4]	Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	504,000
650,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	523,250

		TOTAL	3,151,313

		Steel--0.3%
625,000	[3]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	43,750
700,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	661,500

		TOTAL	705,250

		Surface Transportation--1.6%
975,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	414,375
700,000	[1,3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
1,400,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	1,442,000
900,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	823,500
1,000,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	1,015,000
800,000	[1,3]	The Holt Group, Inc., Sr. Note, 9.75%, 1/15/2006	28,000

		TOTAL	3,722,875

		Telecommunications & Cellular--10.0%
1,625,000	[4]	AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	1,235,000
350,000		Alamosa (Delaware) Inc., Sr. Note, 12.50%, 2/1/2011	355,250
2,750,000	[4]	Alamosa PCS Holdings, Inc., Sr. Disc. Note, 0/12.875%, 2/15/2010	1,691,250
550,000		Asia Global Crossing, Sr. Note, 13.375%, 10/15/2010	195,250
1,650,000	[4]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	503,250
1,600,000	[4]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	520,000
950,000	[4]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	232,750
900,000	[3,4]	Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	12,375
2,175,000		Global Crossing Holdings Ltd., Company Guarantee, 9.50%, 11/15/2009	293,625
900,000	[1,2]	Horizon PCS, Inc., Sr. Note, 13.75%, 6/15/2011	895,500
1,509,000	[4]	Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	456,473
974,000		Loral Cyberstar, Inc., Sr. Note, 10.78%, 7/15/06	720,760
2,150,000	[3,4]	McLeodUSA, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007	462,250
250,000	[3]	McLeodUSA, Inc., Sr. Note, 8.125%, 2/15/2009	55,000
375,000	[3]	McLeodUSA, Inc., Sr. Note, 8.375%, 3/15/2008	82,500
200,000	[3]	McLeodUSA, Inc., Sr. Note, 9.25%, 7/15/2007	45,000
375,000	[3]	McLeodUSA, Inc., Sr. Note, 9.50%, 11/1/2008	84,375
1,950,000	[4]	Millicom International Cellular S.A., Sr. Disc. Note, 0/13.50%, 6/1/2006	1,296,750
3,050,000	[4]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	2,318,000
4,675,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	3,693,250
600,000	[4]	NEXTEL International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	30,000
390,000	[4]	NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	235,950
450,000	[1,2]	NEXTEL Partners, Inc., Sr. Note, 12.50%, 11/15/2009	402,750
1,200,000	[3,4]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	96,000
4,900,000	[3,4]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	392,000
1,000,000	[3]	NEXTLINK Communications, Inc., Sr. Note, 9.00%, 3/15/2008	100,000
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$1,000,000	[3]	PSINET, Inc., Sr. Note, 10.00%, 2/15/2005	$82,500
1,100,000	[3]	PSINET, Inc., Sr. Note, 11.00%, 8/1/2009	90,750
750,000	[3]	PSINET, Inc., Sr. Note, 11.50%, 11/1/2008	61,875
1,750,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	1,723,750
1,250,000	[3,4]	Teligent AB, Inc., Sr. Disc. Note, 0/11.50%, 3/1/2008	6,250
900,000	[4]	Tritel PCS, Inc., Sr. Sub. Disc. Note, 0/12.75%, 5/15/2009	769,500
525,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	595,875
1,100,000	[4]	Triton PCS Holdings, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	1,001,000
1,050,000		Triton PCS, Inc., Company Guarantee, 9.375%, 2/1/2011	1,086,750
425,000	[1,2]	Triton PCS, Inc., Sr. Sub. Note, 8.75%, 11/15/2011	427,125
500,000	[3]	Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	1,250
900,000	[3,4]	Viatel, Inc., Unit, 0/12.50%, 4/15/2008	2,250
425,000	[3]	Viatel, Inc., Unit, 11.25%, 4/15/2008	1,063
1,723,000	[4]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	1,483,934

		TOTAL	23,739,180

		Utilities--3.7%
2,400,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	2,292,000
950,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	947,625
600,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	612,000
1,200,000		Caithness Coso Funding Corp., Sr. Secd. Note (Series B), 9.05%, 12/15/2009	1,230,000
4,275,000		Calpine Corp., Note, 8.50%, 2/15/2011	3,826,125

		TOTAL	8,907,750

		TOTAL CORPORATE BONDS (IDENTIFIED COST $258,184,474)	209,805,834

		PREFERRED STOCKS--2.0%
		Broadcast Radio & Television--0.7%
16,800		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	1,654,800

		Business Equipment & Services--0.0%
183	[1]	Electronic Retailing Systems International, Inc., Conv. Pfd.	2

		Cable Television--0.4%
1,138		Pegasus Communications Corp., Cumulative PIK Pfd. (Series A), 12.75%	825,050

		Health Care--0.0%
2,591		River Holding Corp., Sr. Exchangeable PIK	52,468

		Printing & Publishing--0.6%
13,250		Primedia, Inc., Cumulative Pfd. (Series D), $10.00	549,875
2,000		Primedia, Inc., Exchangeable Pfd. Stock (Series G), $2.16	83,000
18,950		Primedia, Inc., Pfd., $9.20	786,425

		TOTAL	1,419,300

		Telecommunications & Cellular--0.3%
889		NEXTEL Communications, Inc., Cumulative PIK Pfd. (Series D), 13.00%	502,285
183		NEXTEL Communications, Inc., Exchangeable Pfd. Stock, (Series E), 11.125%	90,585

		TOTAL	592,870

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $7,288,946)	4,544,490

		COMMON STOCKS--0.0%
		Metals & Mining--0.0%
23,013	[1,3]	Royal Oak Mines, Inc.	69

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Printing & Publishing--0.0%
300	[3]	Medianews Group, Inc. Class A	$30,000

		TOTAL COMMON STOCKS (IDENTIFIED COST $29,057)	30,069

		WARRANTS--0.0%
		Broadcast Radio & Television--0.0%
850		XM Satellite Radio, Inc.	25,925

		Business Equipment & Services--0.0%
350	[1,3]	Electronic Retailing Systems International, Inc.	4

		Cable Television--0.0%
1,300	[3]	UIH Australia/Pacific	13

		Consumer Products--0.0%
825	[3]	Jostens, Inc., Class E	8,456

		Container & Glass Products--0.0%
650	[3]	Pliant Corp.	1,138

15,500		Russell Stanley Holdings, Inc.	0

		TOTAL	1,138

		Printing & Publishing--0.0%
425	[3]	Advanstar, Inc.	4

		Steel--0.0%
625	[3]	Republic Technologies International, Inc.	6

		Telecommunications & Cellular--0.0%
9,620		Loral Space and Communications	22,800

		TOTAL WARRANTS (IDENTIFIED COST $253,876)	58,346

		REPURCHASE AGREEMENT--7.7%[5]
$18,329,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	18,329,000

		TOTAL INVESTMENTS (IDENTIFIED COST $284,085,353)[6]	$232,767,739

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 2001, these securities amounted to $22,855,825 which represents 9.6% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $21,933,450 which represents 9.2% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

3 Non-income producing security.

4 Denotes a zero coupon bond with effective rate at time of purchase.

5 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

6 The cost of investments for federal tax purposes amounts to $283,708,345. The net unrealized depreciation of investments on a federal tax basis amounts to $50,940,606 which is comprised of $6,331,563 appreciation and $57,272,169 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($238,308,610) at December 31, 2001.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $284,085,353)		$232,767,739
Cash		265
Income receivable		4,820,319
Receivable for shares sold		2,308,382
Prepaid expenses		20,260

TOTAL ASSETS		239,916,965

Liabilities:
Payable for shares redeemed	$1,589,029
Accrued expenses	19,326

TOTAL LIABILITIES		1,608,355

Net assets for 30,852,890 shares outstanding		$238,308,610

Net Assets Consist of:
Paid in capital		$302,439,123
Net unrealized depreciation of investments		(51,317,614)
Accumulated net realized loss on investments		(36,226,352)
Undistributed net investment income		23,413,453

TOTAL NET ASSETS		$238,308,610

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$229,884,897 ÷ 29,762,008 shares outstanding		$7.72

Service Shares:
$8,423,713 ÷ 1,090,882 shares outstanding		$7.72

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $148)		$732,246
Interest		25,016,266

TOTAL INCOME		25,748,512

Expenses:
Investment adviser fee	$1,393,434
Administrative personnel and services fee	174,836
Custodian fees	15,399
Transfer and dividend disbursing agent fees and expenses	31,994
Directors'/Trustees' fees	1,715
Auditing fees	13,265
Legal fees	7,103
Portfolio accounting fees	81,152
Shareholder services fee--Service Shares	8,935
Share registration costs	4,207
Printing and postage	31,874
Miscellaneous	431

TOTAL EXPENSES	1,764,345

Waiver of shareholder services fee--Service Shares	(5,361)

Net expenses		1,758,984

Net investment income		23,989,528

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(27,322,810)
Net change in unrealized depreciation of investments		5,947,780

Net realized and unrealized loss on investments		(21,375,030)

Change in net assets resulting from operations		$2,614,498

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,989,528	$23,416,852
Net realized loss on investments	(27,322,810)	(7,075,985)
Net change in unrealized depreciation of investments	5,947,780	(36,364,267)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,614,498	(20,023,400)

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(23,482,892)	(20,675,669)
Service Shares	(128,494)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,611,386)	(20,675,669)

Share Transactions:
Proceeds from sale of shares	234,814,186	120,967,889
Proceeds from shares issued in connection with the taxable transfer of assets from VIST High Income Bond Portfolio	2,406,744	--
Net asset value of shares issued to shareholders in payment of distributions declared	23,611,377	20,675,665
Cost of shares redeemed	(210,468,958)	(131,090,802)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	50,363,349	10,552,752

Change in net assets	29,366,461	(30,146,317)

Net Assets:
Beginning of period	208,942,149	239,088,466

End of period (including undistributed net investment income of $23,413,453 and $23,366,716, respectively)	$238,308,610	$208,942,149

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.46	$10.24	$10.92	$10.95	$10.24
Income From Investment Operations:
Net investment income	0.83 [1,2]	0.99	0.88	0.87	0.88
Net realized and unrealized gain (loss) on investments	(0.69)[2]	(1.84)	(0.63)	(0.57)	0.48

TOTAL FROM INVESTMENT OPERATIONS	0.14	(0.85)	0.25	0.30	1.36

Less Distributions:
Distributions from net investment income	(0.88)	(0.93)	(0.86)	(0.26)	(0.61)
Distributions from net realized gain on investments	--	--	(0.07)	(0.07)	(0.04)

TOTAL DISTRIBUTIONS	(0.88)	(0.93)	(0.93)	(0.33)	(0.65)

Net Asset Value, End of Period	$ 7.72	$ 8.46	$10.24	$10.92	$10.95

Total Return[3]	1.38%	(9.02)%	2.31%	2.70%	13.83%

Ratios to Average Net Assets:

Expenses	0.76%	0.76%	0.79%	0.78%	0.80%

Net investment income	10.33%[2]	10.50%	9.20%	9.01%	8.70%

Expense waiver/reimbursement[4]	--	0.00%[5]	--	--	0.09%

Supplemental Data:

Net assets, end of period (000 omitted)	$229,885	$208,516	$239,088	$212,290	$156,164

Portfolio turnover	37%	19%	34%	27%	52%

1 Amount based on average outstanding shares.

2 As required, effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gain/loss per share by $0.02, and increase the ratio of net investment income to average net assets from 10.19% to 10.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000 [1]
Net Asset Value, Beginning of Period	$8.46	$9.01
Income From Investment Operations:
Net investment income	0.79 [2,3]	0.13
Net realized and unrealized loss on investments	(0.65)[3]	(0.68)

TOTAL FROM INVESTMENT OPERATIONS	0.14	(0.55)

Less Distributions:
Distributions from net investment income	(0.88)	--

Net Asset Value, End of Period	$7.72	$8.46

TOTAL RETURN[4]	1.38%	(6.10)%

Ratios to Average Net Assets:

Expenses	0.86%	0.86%[5]

Net investment income	10.27%[3]	11.29%[5]

Expense waiver/reimbursement[6]	0.15%	0.15%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$8,424	$427

Portfolio turnover	37%	19%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Amount based on average outstanding shares.

3 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 10.13% to 10.27%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to seek high current income.

On December 28, 2001, The Fund received a taxable transfer of assets from VIST High Income Bond Portfolio as follows:

Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Taxable Transfer of VIST High Income Bond Portfolio Nets Assets Received	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
312,159	$2,406,744	$234,536,426	$236,943,170

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount are amortized/accreted for financial statement purposes. (See "Changes in Accounting Principle" note.) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Realized Gain (Loss)	Undistributed Net Investment Income
$227,618	$43,757	$(271,375)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$23,611,386

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$24,420,936

Undistributed long-term capital gains	--

Unrealized depreciation	50,940,606

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Change in Accounting Principle

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize long-term premiums or discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $60,030 decrease to cost of securities and corresponding decrease in net unrealized depreciation and a decrease to net investment income of $60,030, based on securities held by the Fund at January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $327,020, decrease net realized losses by $119,894 and increase net unrealized depreciation by $446,914. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $36,614,015 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 1,810,599

2008	7,050,529

2009	27,752,887

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued to the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees. Additional information on each restricted security held at December 31, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	11/06/1997 - 01/14/1999	$1,011,625

AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	12/07/1998	1,000,000

AMF Bowling Worldwide, Inc., Sr. Sub. Disc. Note, 12.25%, 3/15/2006	01/08/1997	1,209,874

AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	11/10/1995 - 10/22/1997	715,134

Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	10/23/1998 - 12/28/2001	938,008

Condor Systems, Inc., Sr, Sub. Note, 11.875%, 5/1/2009	04/08/1999	325,000

Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	09/03/1997 - 10/20/1997	636,938

Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	01/21/1997 - 12/28/2001	78,951

Electronic Retailing Systems International, Inc., Conv. Pfd.	01/21/1997 - 12/28/2001	0

Electronic Retailing Systems International, Inc.	06/17/1997 - 12/28/2001	10,650

Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	03/26/1997 - 12/28/2001	590,616

Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	11/24/1998 - 01/29/1999	944,125

Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	12/18/1997	153,563

Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	11/06/1996 - 07/08/1999	1,388,750

Royal Oak Mines, Inc.	02/24/1999	2,557

Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	12/28/2001	1,250

The Holt Group, Inc., Sr. Note, 9.75%, 1/15/2006	01/14/1998 - 12/28/2001	740,313

U.S. Office Products Co., Sr. Sub. Note, 9.75%, 06/15/2008	06/05/1998 - 12/28/2001	1,572,505

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001		2000
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	27,113,485	$218,770,174	13,045,822	$120,483,276
Shares issued in connection with taxable transfer of assets from VIST High Income Bond Portfolio	312,159	2,406,744	--	--
Shares issued to shareholders in payment of distributions declared	2,957,543	23,482,888	2,259,636	20,675,665
Shares redeemed	(25,278,212)	(202,433,505)	(13,986,878)	(131,045,110)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	5,104,975	$42,226,301	1,318,580	$10,113,831

Year Ended December 31	2001		2000[1]
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,064,769	$16,044,012	55,890	$484,613
Shares issued to shareholders in payment of distributions declared	16,182	128,489	--	--
Shares redeemed	(1,040,513)	(8,035,453)	(5,446)	(45,692)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,040,438	$8,137,048	50,444	$438,921

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	6,145,413	$50,363,349	1,369,024	$10,552,752

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2001, the Primary Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$120,661,877

Sales	$ 76,115,364

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II, a portfolio of Federated Insurance Series (the "Trust") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00844-01 (2/02)

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Large Cap Growth Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 2001 through December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

The fund is managed to help shareholders pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. At the end of the year, the fund's stock holdings were diversified across ten key business and industrial sectors. Many of the holdings--including BellSouth, Bristol-Myers Squibb, Clorox, Goldman Sachs, General Electric, Home Depot, Johnson & Johnson, Microsoft, PepsiCo, Schwab, and Wal-Mart--are household names.

In a difficult and highly volatile year for stocks, this diversified stock portfolio produced a total return of (25.03)% through a decrease in the value of its holdings.1 The fund's net assets totaled $7.1 million on December 31, 2001.

Thank you for choosing Federated Large Cap Growth Fund II as a diversified, professionally managed way to participate in the long-term growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Federated Large Cap Growth Fund II had a difficult year with a total return of (25.03)%. The average fund in the Lipper Large Cap Growth Universe was down 22.95%.2 The 208 basis point difference in performance from the peer group is likely due to differences in weightings and holdings in Information Technology,3 which experienced significant volatility during the year.

During late 2001, early signs of a potential economic turnaround began to surface, leading to improved prices for domestic equities. The aggressive campaign of the Federal Reserve Board to provide liquidity during the year and particularly after the terrorist attacks on the United States began to have a positive effect on the overall stock market as well as the economy. Fundamentals in the economy that began to show signs of bottoming or improving included trends in unemployment claims, consumer confidence, and non-manufacturing business activity. These factors, combined with the backdrop of low interest rates and relatively benign inflation, led market participants to begin to anticipate an economic recovery. Improved corporate earnings reports further boosted equity prices during the quarter as it appeared that many companies had set expectations low enough that they were once again able to deliver results in line or better than expectations.

Given the more positive outlook for an economic recovery in 2002, the fund shifted to a moderately more dynamic growth profile during the fourth quarter. The fund is focusing on investing in sectors and individual companies that are expected to be the major beneficiaries of improving economic fundamentals, lower interest rates, and improved liquidity. Key factors in determining the attractiveness of individual companies include opportunities for high earnings leverage, market share gains, and sustainable earnings trends. Currently the fund is overweight in the more economically sensitive sectors such as Information Technology and Consumer Discretionary.

The fund is currently underweight in market sectors that are expected to be inferior participants in an economic recovery. These include the more stable, yet not economically responsive, companies, such as Consumer Staples. The Financials sector is also underweight as it is not expected to outperform the market as interest rates begin to bottom or potentially rise during 2002.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED LARGE CAP GROWTH FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	(25.03%)
Start of Performance (6/19/2000)	(30.24%)

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund II (the "Fund") from June 19, 2000 (start of performance) to December 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Russell 2000 Index (RUS2).2

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2001

Shares			Value
		COMMON STOCKS--96.7%
		Consumer Discretionary--19.7%
$2,600	[1]	Bed Bath & Beyond, Inc.	$88,140
2,500	[1]	Clear Channel Communications, Inc.	127,275
1,700	[1]	Costco Wholesale Corp.	75,446
800		Harley-Davidson, Inc.	43,448
1,100		Home Depot, Inc.	56,111
3,200		Interpublic Group Cos., Inc.	94,528
5,900		Intimate Brands, Inc.	87,674
1,500	[1]	Kohl's Corp.	105,660
8,400	[1]	Liberty Media Corp., Class A	117,600
1,600		Lowe's Cos., Inc.	74,256
2,800		News Corp. Ltd., ADR	74,088
1,700		Omnicom Group, Inc.	151,895
1,900		Target Corp.	77,995
1,100		TJX Cos., Inc.	43,846
2,900	[1]	Univision Communications, Inc., Class A	117,334
1,000		Wal-Mart Stores, Inc.	57,550

		TOTAL	1,392,846

		Consumer Staples--4.2%
900		Clorox Co.	35,595
500		Coca-Cola Co.	23,575
500		Colgate-Palmolive Co.	28,875
1,100		General Mills, Inc.	57,211
200		Kraft Foods, Inc., Class A	6,806
1,500		PepsiCo, Inc.	73,035
900		Procter & Gamble Co.	71,217

		TOTAL	296,314

		Energy--7.4%
700		Anadarko Petroleum Corp.	39,795
3,200		Baker Hughes, Inc.	116,704
3,700	[1]	BJ Services Co.	120,065
200		ChevronTexaco Corp.	17,922
2,100	[1]	Nabors Industries, Inc.	72,093
2,200		Occidental Petroleum Corp.	58,366
2,900		Transocean Sedco Forex, Inc.	98,078

		TOTAL	523,023

		Financials--10.1%
200		American International Group, Inc.	15,880
900		Bear Stearns Cos., Inc.	52,776
800		Fifth Third Bancorp	49,064
1,400		Goldman Sachs Group, Inc.	129,850
400		Marsh & McLennan Cos., Inc.	42,980
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
1,100		MBNA Corp.	$38,720
1,800		Morgan Stanley, Dean Witter & Co.	100,692
8,100		Schwab (Charles) Corp.	125,307
2,000		State Street Corp.	104,500
1,200		Wells Fargo & Co.	52,140

		TOTAL	711,909

		Health Care--12.5%
500		Abbott Laboratories	27,875
500	[1]	Biogen, Inc.	28,675
600	[1]	Boston Scientific Corp.	14,472
900		Bristol-Myers Squibb Co.	45,900
400	[1]	Genentech, Inc.	21,700
1,400	[1]	Guidant Corp.	69,720
1,300	[1]	IDEC Pharmaceuticals Corp.	89,609
3,300	[1]	Immunex Corp.	91,443
400		Johnson & Johnson	23,640
100		Lilly (Eli) & Co.	7,854
2,700		Medtronic, Inc.	138,267
500		Pfizer, Inc.	19,925
900		Pharmacia Corp.	38,385
1,000	[1]	St. Jude Medical, Inc.	77,650
1,300	[1]	Tenet Healthcare Corp.	76,336
400	[1]	Wellpoint Health Networks, Inc.	46,740
2,200	[1]	Zimmer Holdings, Inc.	67,188

		TOTAL	885,379

		Industrials--7.8%
2,700	[1]	Concord EFS, Inc.	88,506
400		Danaher Corp.	24,124
700		First Data Corp.	54,915
1,200		General Electric Co.	48,096
700		Lockheed Martin Corp.	32,669
700		Northrop Grumman, Corp.	70,567
2,100		Tyco International Ltd.	123,690
1,700		United Technologies Corp.	109,871

		TOTAL	552,438

		Information Technology--28.7%
4,000	[1]	Advanced Micro Devices, Inc.	63,440
2,300	[1]	BEA Systems, Inc.	35,420
800	[1]	Broadcom Corp.	32,696
1,700	[1]	Celestica, Inc.	68,663
1,700	[1]	Check Point Software Technologies Ltd.	67,813
5,100	[1]	Cisco Systems, Inc.	92,361
3,700	[1]	Dell Computer Corp.	100,566
700	[1]	Electronic Arts, Inc.	41,965
700		Electronic Data Systems Corp.	47,985
3,000		Intel Corp.	94,350
1,400		Linear Technology Corp.	54,656
6,300	[1]	LSI Logic Corp.	99,414
2,500	[1]	Microchip Technology, Inc.	96,850
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
4,100		Micron Technology, Inc.	$127,100
1,700	[1]	Microsoft Corp.	112,625
3,900	[1]	Network Appliance, Inc.	85,293
5,300		Nokia Oyj, Class A, ADR	130,009
500	[1]	Oracle Corp.	6,905
3,000	[1]	PeopleSoft, Inc.	120,600
1,000	[1]	QLogic Corp.	44,510
800	[1]	QUALCOMM, Inc.	40,400
1,600	[1]	Siebel Systems, Inc.	44,768
3,500	[1]	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	60,095
2,600	[1]	Teradyne, Inc.	78,364
1,900		Texas Instruments, Inc.	53,200
11,400	[1]	United Microelectronics Corp., ADR	109,440
1,300	[1]	VERITAS Software Corp.	58,279
1,400	[1]	Xilinx, Inc.	54,670

		TOTAL	2,022,437

		Materials--1.6%
2,000		Praxair, Inc.	110,500

		Telecommunication Services--3.0%
1,100		BellSouth Corp.	41,965
900		SBC Communications, Inc.	35,253
3,800	[1]	Sprint Corp. (PCS Group)	92,758
900		Verizon Communications, Inc.	42,714

		TOTAL	212,690

		Utilities--1.7%
1,500		Kinder Morgan, Inc.	83,535
2,300		Sierra Pacific Resources	34,615

		TOTAL	118,150

		TOTAL COMMON STOCKS (IDENTIFIED COST $6,063,157)	6,825,686

		REPURCHASE AGREEMENT--3.6%[2]
$257,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	257,000

		TOTAL INVESTMENTS (IDENTIFIED COST $6,320,157)[3]	$7,082,686

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $6,651,853. The net unrealized appreciation of investments on a federal tax basis amounts to $430,833 which is comprised of $479,098 appreciation and $48,265 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($7,062,993) at December 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $6,320,157)		$7,082,686
Cash		814
Income receivable		3,103
Receivable for investments sold		654,143
Receivable for shares sold		8,923

TOTAL ASSETS		7,749,669

Liabilities:
Payable for investments purchased	$665,326
Accrued expenses	21,350

TOTAL LIABILITIES		686,676

Net assets for 1,228,526 shares outstanding		$7,062,993

Net Assets Consist of:
Paid in capital		$11,004,049
Net unrealized appreciation of investments		762,529
Accumulated net realized loss on investments		(4,703,585)

TOTAL NET ASSETS		$7,062,993

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$7,062,993 ÷ 1,228,526 shares outstanding		$5.75

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of taxes withheld of $182)			$52,824
Interest			18,043

TOTAL INCOME			70,867

Expenses:
Investment adviser fee		$71,131
Administrative personnel and services fee		125,000
Custodian fees		13,018
Transfer and dividend disbursing agent fees and expenses		18,367
Directors'/Trustees' fees		642
Auditing fees		11,303
Legal fees		3,117
Portfolio accounting fees		47,620
Share registration costs		476
Printing and postage		13,049
Insurance premiums		2,159
Miscellaneous		94

TOTAL EXPENSES		305,976

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(71,131)
Reimbursement of other operating expenses	(158,549)
Fees paid indirectly from directed brokerage arrangements	(597)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(230,277)

Net expenses			75,699

Net operating loss			(4,832)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(3,574,243)
Net change in unrealized depreciation of investments			1,266,208

Net realized and unrealized loss on investments			(2,308,035)

Change in net assets resulting from operations			$(2,312,867)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(4,832)	$(5,341)
Net realized loss on investments	(3,574,243)	(1,129,342)
Net change in unrealized depreciation of investments	1,266,208	(503,679)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,312,867)	(1,638,362)

Share Transactions:
Proceeds from sale of shares	4,591,232	8,858,321
Cost of shares redeemed	(2,432,119)	(3,212)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,159,113	8,855,109

Change in net assets	(153,754)	7,216,747

Net Assets:
Beginning of period	7,216,747	--

End of period	$7,062,993	$7,216,747

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2001	Period Ended 12/31/2000 [1]
Net Asset Value, Beginning of Period	$7.67	$10.00
Income From Investment Operations:
Net operating loss	(0.00)[2]	(0.01)
Net realized and unrealized loss on investments	(1.92)	(2.32)

TOTAL FROM INVESTMENT OPERATIONS	(1.92)	(2.33)

Net Asset Value, End of Period	$5.75	$7.67

Total Return[3]	(25.03)%	(23.30)%

Ratios to Average Net Assets:

Expenses	0.91%[4]	0.90%[5]

Net operating loss	(0.06)%	(0.18)%[5]

Expense waiver/reimbursement[6]	2.75%	4.31%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,060	$7,217

Portfolio turnover	353%	109%

1 For the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

2 Per share amount is less than $0.01.

3 Based on net asset value, which does not reflect the sales charge on contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 0.90% after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$(4,832)	$4,832

Net Investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term gains	--

Unrealized appreciation	$430,833

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $4,259,473, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for Federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 498,563

2009	$3,760,910

Additionally, net capital losses of $112,416 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000[1]
Shares sold	712,137	941,189
Shares redeemed	(424,486)	(314)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	287,651	940,875

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $597 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$28,757,862

Sales	$26,438,173

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2001 were as follows:

Purchases	$279,923

Sales	$373,441

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Large Cap Growth Fund II, (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001, and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Large Cap Growth Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Large Cap Growth Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916835

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-19 (2/02)

Federated Investors
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the fiscal year ended December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's money market holdings and the financial statements.

Over the year, the fund kept shareholders' cash working --and accessible--every day while maintaining a stable share price of $1.00.1

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.037 per share in dividends to shareholders. It ended the reporting period with a 3.75% total return and a 7-day net yield of 1.82%.2 On December 31, 2001, net assets reached $214.3 million.

Thank you for choosing Federated Prime Money Fund II as a convenient, professionally managed way to keep your ready cash working. We will continue to keep you up-to-date on your investment, and welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2002

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2 Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Federated Prime Money Fund II invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar-weighted basis, is 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

The year 2001 started off with a surprise 50 basis point interest rate cut by the Federal Reserve Board (the "Fed"). As economic growth slowed throughout the first eight months of the year, the Fed continued lowering rates by another 250 basis points. The Manufacturing sector was in a recession. The National Association of Purchasing Managers reports reached lows that were not seen since the 1990-1991 recession. The unemployment rate continued to increase. Numerous interest rate cuts around the globe reflected worldwide economic weakness. The National Bureau of Economic Research declared that an official U.S. recession began in March 2001.

The U.S. consumer seemed to be the only stabilizing force in the domestic economy. Auto sales remained strong and the housing market was bolstered by 30-year lows in mortgage rates. Despite higher oil and gas prices throughout the first nine months of 2001, every other measure of inflation remained in check. Falling corporate profits and cutbacks in capital spending meant that American business had virtually no pricing power.

Prior to September 11, it looked as if there were tentative signs that the U.S. economy had begun to stabilize. The markets were beginning to think that the Fed easing cycle was coming to an end. That hope was dashed by the tragic events of September 11. New sources of uncertainty and risk held down global demand for goods and services. The pace of layoffs increased after September 11 and the unemployment rate rose sharply. Consumer confidence was very weak. The Fed eased another 175 basis points from September to December.

There are signs that the forces restraining the economy over the past year may be diminishing. These factors include the decline in business inventories, low mortgage rates, declines in natural gas and fuel oil prices and continued strong spending from the household sector. If U.S. economic activity is beginning to firm, we should see the end of the Fed easing cycle and an official end to the recession declared some time in 2002.

Thirty-day commercial paper started the reporting period at 6.51% on January 2, 2001. The rate decreased during the reporting period as the Fed lowered the federal funds target rate by 475 basis points to 1.75%. On December 31, 2001, the 30-day commercial paper rate stood at 1.81%.

The target average maturity range for Federated Prime Money Fund II remained in the 45-55 day range for most of the reporting period. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's assets in variable rate demand notes and accomplishing a modest barbell structure.

During the 12 months ended December 31, 2001, the net assets of the fund increased from $157.0 to $214.3 million while the 7-day net yield decreased from 6.07% on December 31, 2000 to 1.82%. The effective average maturity of the fund on December 31, 2001 was 49 days.

Portfolio of Investments

December 31, 2001

Principal Amount		Value
	CERTIFICATES OF DEPOSIT--8.4%
	Banking--8.4%
$1,000,000	Abbey National Bank PLC, London, 5.390%, 1/16/2002	$1,000,004
4,500,000	BNP Paribas, 2.400% - 3.880%, 4/4/2002 -- 7/24/2002	4,500,357
1,000,000	Bayerische Landesbank Girozentrale, 5.400%, 1/16/2002	1,000,004
3,500,000	Comerica Bank, 3.832% - 5.210%, 2/19/2002 - 7/26/2002	3,499,718
3,500,000	Societe Generale, Paris, 1.895% - 3.865%, 2/13/2002 - 7/29/2002	3,499,577
1,500,000	Svenska Handelsbanken, Stockholm, 3.880%, 7/23/2002	1,499,838
3,000,000	UBS AG, 4.630% - 5.220%, 2/20/2002 - 3/28/2002	2,999,954

	TOTAL CERTIFICATES OF DEPOSIT	17,999,452

	COLLATERALIZED LOAN AGREEMENT--2.3%
5,000,000	Bear Stearns Cos., Inc. 1.850%, 1/2/2002	5,000,000

	COMMERCIAL PAPER--47.0%[1]
	Banking--16.6%
5,000,000	Banco Santander Central Hispano, S.A., 2.290%, 2/19/2002	4,984,415
10,303,000	Bavaria TRR, (Bayerische Hypotheken-und Vereinsbank AG Swap Agreement), 1.800%, 1/9/2002	10,298,879
1,000,000	Canadian Imperial Holdings, Inc., (Canadian Imperial Bank of Commerce GTD), 1.762%, 3/13/2002	996,525
3,000,000	Comerica, Inc., 2.430%, 1/11/2002	2,997,975
5,000,000	Danske Corp., Inc., (Danske Bank A/S,GTD), 3.380%, 2/21/2002	4,976,058
9,048,000	Fountain Square Commercial Funding Corp., (Fifth Third Bank, Cincinnati Support Agreement), 2.070%, 2/27/2002	9,018,345
2,329,000	Stellar Funding Group, Inc., 2.110%, 2/13/2002	2,323,130

	TOTAL	35,595,327

	Finance - Automotive--0.9%
2,000,000	GMAC Residential Holding Corp., (General Motors Acceptance Corp. GTD), 2.850%, 1/2/2002	1,999,843

	Finance - Commercial--10.3%
5,000,000	Amsterdam Funding Corp., 1.800%, 3/14/2002	4,982,000
11,000,000	CIT Group Holdings, Inc., 2.040%, 3/28/2002	10,946,393
6,000,000	Windmill Funding Corp., 1.910%, 2/12/2002	5,986,630

	TOTAL	21,915,023

	Finance-Equipment--1.5%
3,300,000	John Deere Credit Ltd., (John Deere Capital Corp. GTD) 1.820%, 3/19/2002	3,287,154

	Finance - Retail--8.7%
2,800,000	Edison Asset Securitization LLC, 1.800%, 3/12/2002	2,790,200
2,000,000	New Center Asset Trust, A1+, 3.580%, 1/18/2002	1,996,619
8,000,000	New Center Asset Trust, 3.390% - 3.400%, 2/15/2002 -- 3/4/2002	7,959,739
6,000,000	Wells Fargo Financial, Inc., 2.730% - 3.770%, 1/9/2002 - 6/14/2002	5,983,452

	TOTAL	18,730,010

	Finance - Securities--6.5%
2,000,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 3.680%, 3/11/2002	1,985,893
11,000,000	Galaxy Funding, Inc., 1.770%, 3/19/2002	10,958,356
1,000,000	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 3.65%, 9/10/2002	1,000,000

	TOTAL	13,944,249

	Food & Beverage--0.2%
300,000	General Mills, Inc., 2.650%, 2/8/2002	299,161

	Insurance--2.3%
5,000,000	American General Corp., 2.120%, 1/29/2002	4,991,756

	TOTAL COMMERCIAL PAPER	100,762,523

Principal Amount		Value
	CORPORATE BOND--0.5%
	Chemicals--0.5%
$1,000,000	Bayer Corp., 4.750%, 3/19/2002	$1,002,083

	SHORT-TERM NOTES--12.7%
	Banking--3.3%
2,000,000	Bank of America N.A., 2.320%, 4/1/2002	2,000,000
5,000,000	Forrestal Funding Master Trust, (Bank of America N.A. Swap Agreement), 2.200%, 1/10/2002	4,997,250

	TOTAL	6,997,250

	Finance - Automotive--3.1%
1,656,301	Chase Manhattan Auto 2001-B Owner Trust, Class A1, 2.180%, 11/15/2002	1,656,301
792,666	Ford Credit Auto 2001- E Owner Trust, Class A1, 2.583%, 6/15/2002	792,666
2,195,557	Honda Auto Receivables 2001-3 Owner Trust, Class A1, 2.388%, 11/8/2002	2,195,557
21,356	Nissan Auto Receivables 2001-B Owner Trust, Class A-1, 4.742%, 5/15/2002	21,356
2,000,000	World Omni Auto Receivables Trust 2001-B, Class A1, 1.971%, 10/21/2002	2,000,000

	TOTAL	6,665,880

	Finance - Equipment--3.7%
8,000,000	John Deere Capital Corp., 2.596%, 1/16/2002	8,000,723

	Finance-Securities--1.9%
4,000,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 2.830%-5.100%, 2/7/2002-9/30/2002	3,999,848

	Insurance--0.2%
450,540	AmeriCredit Automobile Receivables Trust 2001-B, Class A1, (FSA INS), 3.760%, 8/6/2002	450,540

	Telecommunications--0.5%
1,000,000	BellSouth Corp., 4.287%, 4/26/2002	1,002,347

	TOTAL SHORT-TERM NOTES	27,116,588

	LOAN PARTICIPATION--0.3%
	Electrical Equipment--0.3%
600,000	Mt. Vernon Phenol Plant Partnership, (General Electric Co. LOC), 1.895%, 5/17/2002	600,000

	NOTES - VARIABLE--19.2%[2]
	Banking--12.1%
100,000	Alabama State Industrial Development Authority, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Fleet National Bank LOC), 2.030%, 1/3/2002	100,000
1,500	Capital One Funding Corp. (Series 1995-A), (Bank One, Indiana, N.A. LOC), 2.100%, 1/3/2002	1,500
1,500,000	Century Drive Associates (Series 2001), (Commerce Bank, N.A., Cherry Hill, NJ LOC), 2.125%, 1/2/2002	1,500,000
155,000	Edgefield County, SC (Series 1997), (Bondex, Inc. Project), (HSBC Bank USA LOC), 1.903%, 1/3/2002	155,000
170,000	Franklin County, OH, Edison Welding (Series 1995), (Huntington National Bank, Columbus, OH LOC), 2.140%, 1/3/2002	170,000
4,475,000	Home City Ice Co. & H.C. Transport (Series 2000), (Firstar Bank, N.A. LOC), 2.190%, 1/3/2002	4,475,000
1,000,000	Ilsco Corp., (Firstar Bank, N.A. LOC), 2.190%, 1/3/2002	1,000,000
913,752	Liquid Asset Backed Securities Trust (Series 1997-1), (Westdeutsche Landesbank Girozentrale Swap Agreement), 1.920%, 1/19/2002	913,752
175,000	Lynn Haven, FL, Taxable Revenue Bond (Series 1998-B), (Bank One, N.A. (Ohio) LOC), 2.450%, 1/3/2002	175,000
1,110,000	Maryland Economic Development Corp., Pharmaceutics International, Inc. (Series 2001-B), (Allfirst Bank LOC), 1.980%, 1/4/2002	1,110,000
10,000,000	PNC Bank, N.A., 2.031%, 1/24/2002	10,000,694
275,000	Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH), 1.975%, 1/3/2002	275,000
5,000,000	SMM Trust (Series 2001-M), (J.P. Morgan Chase & Co. Swap Agreement), 1.900%, 3/15/2002	5,000,000
96,000	Vista Funding Corp. (Series 1994-A), (Fifth Third Bank of Northwestern OH LOC), 2.040%, 1/3/2002	96,000
1,000,000	Wells Fargo & Co., 1.897%, 1/14/2002	1,000,000

	TOTAL	25,971,946

	Brokerage--0.2%
500,000	Goldman Sachs Group, Inc., 1.942%, 3/21/2002	500,000

	Finance - Securities--1.9%
4,000,000	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 1.670%, 1/2/2002	4,000,000

Principal Amount		Value
	NOTES - VARIABLE--continued[2]
	Insurance--3.8%
$1,000,000	Allstate Life Insurance Co., 2.283%, 1/2/2002	$1,000,000
2,000,000	Compass Securitization LLC, 1.875%, 1/13/2002	1,999,953
1,000,000	First Allmerica Financial Life Insurance Co., 2.355%, 2/3/2002	1,000,000
1,000,000	GE Life and Annuity Assurance Co., 2.182%, 3/1/2002	1,000,000
2,000,000	Jackson National Life Insurance Co., 2.020% - 2.730%, 1/2/2002 - 1/22/2002	2,000,000
151,915	Liquid Asset Backed Securities Trust (Series 1997-3), Senior Notes, (AMBAC INS), 1.870%, 3/27/2002	151,915
1,000,000	Travelers Insurance Co., 2.700%,1/2/2002	1,000,000

	TOTAL	8,151,868

	Telecommunications--1.2%
1,000,000	BellSouth Telecommunications, Inc., 2.011%, 3/4/2002	1,000,000
1,500,000	Verizon Global Funding, 1.860%, 3/20/2002	1,499,844

	TOTAL	2,499,844

	TOTAL NOTES -- VARIABLE	41,123,658

	REPURCHASE AGREEMENTS--11.0%[3]
5,000,000	Banc One Capital Markets, Inc., 1.840%, dated 12/31/2001, due 1/2/2002	5,000,000
18,575,000	Salomon Brothers, Inc., 1.700%, dated 12/31/2001, due 1/2/2002	18,575,000

	TOTAL REPURCHASE AGREEMENTS	23,575,000

	TOTAL INVESTMENTS (AT AMORTIZED COST)[4]	$217,179,304

1 Each issue shows the rate of discount at the time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. Treasury or government agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in a joint account with other Federated funds.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($214,311,147) at December 31, 2001.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
FSA	--Financial Security Assurance
GTD	--Guaranteed
INS	--Insured
LOC	--Letter of Credit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Investments in repurchase agreements	$23,575,000
Investments in securities	193,604,304

Total investments in securities, at amortized cost and value		$217,179,304
Income receivable		769,362
Receivable for shares sold		8,991,276

TOTAL ASSETS		226,939,942

Liabilities:
Payable for shares redeemed	698,542
Income distribution payable	1,753
Payable to bank	11,890,706
Accrued expenses	37,794

TOTAL LIABILITIES		12,628,795

Net assets for 214,545,511 shares outstanding		$214,311,147

Net Assets Consist of:
Paid in capital		$214,545,511
Accumulated net realized loss on investments		(234,364)

TOTAL NET ASSETS		$214,311,147

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$214,311,147 ÷ 214,545,511 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Interest		$7,734,045

Expenses:
Investment adviser fee	$918,954
Administrative personnel and services fee	138,359
Custodian fees	27,741
Transfer and dividend disbursing agent fees and expenses	17,410
Directors'/Trustees' fees	1,886
Auditing fees	12,389
Legal fees	6,395
Portfolio accounting fees	51,345
Share registration costs	16,171
Printing and postage	18,644
Insurance premiums	7,767
Miscellaneous	1,632

TOTAL EXPENSES		1,218,693

Net investment income		6,515,352

Net realized gain on investments		30,642

Change in net assets resulting from operations		$6,545,994

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,515,352	$8,677,774
Net realized gain (loss) on investments	30,642	(264,831)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,545,994	8,412,943

Distributions to Shareholders:
Distributions from net investment income	(6,515,352)	(8,677,774)

Share Transactions:
Proceeds from sale of shares	1,081,547,043	689,917,762
Net asset value of shares issued to shareholders in payment of distributions declared	6,513,485	8,685,098
Cost of shares redeemed	(1,030,807,682)	(735,179,934)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	57,252,846	(36,577,074)

Change in net assets	57,283,488	(36,841,905)

Net Assets:
Beginning of period	157,027,659	193,869,564

End of period	$214,311,147	$157,027,659

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.04	0.06	0.05	0.05	0.05
Less Distributions:
Distributions from net investment income	(0.04)	(0.06)	(0.05)	(0.05)	(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	3.75%	5.95%	4.63%	4.92%	4.93%

Ratios to Average Net Assets:

Expenses	0.66%	0.67%	0.73%	0.80%	0.80%

Net investment income	3.54%	5.75%	4.60%	4.80%	4.84%

Expense waiver/reimbursement[2]	--	0.02%	--	0.01%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$214,311	$157,028	$193,870	$103,097	$59,659

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under the repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $234,364, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

Certain prior year amounts have been reclassified for financial statement purposes.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

Year Ended December 31	2001	2000
Shares sold	1,081,547,043	689,917,762
Shares issued to shareholders in payment of distributions declared	6,513,485	8,685,098
Shares redeemed	(1,030,807,682)	(735,179,934)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	57,252,846	(36,577,074)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 4, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916504

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00842-01 (2/02)

Federated Investors
World-Class Investment Manager

Federated Utility Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Enclosed is the Annual Report for Federated Utility Fund II, a portfolio of Federated Insurance Series, which offers you opportunities to earn dividend income as well as capital growth by investing in well-known companies that supply critical light, heat, and telecommunications products and services to society.1

This report covers the fund's fiscal year from January 1, 2001 through December 31, 2001, and it includes an investment review by the fund's portfolio manager and a complete listing of the fund's holdings and financial statements.

As you may know, the world's markets exhibited volatility throughout 2001, especially the Technology, Media and Telecommunications sectors, and the fund's negative performance for the period reflects this turbulence. For the reporting year ended December 31, 2001, Federated Utility Fund II produced a total return of (13.72)%.2 The total return was impacted by a decline in net asset value from $12.44 to $10.37, but negative performance was tempered by a $0.395 per share income distribution. Fund net assets totaled $138.3 million.

Although the fund's recent performance is disappointing, its emphasis on high quality equities, lower risk and diversification is a positive attribute in any market environment. In addition, our investment managers have been encouraged by indications that the market may have reached bottom and an economic recovery may be under way. Equity markets across the globe rallied on this optimism in the fourth quarter.

As a longer-term investment, Federated Utility Fund II is subject to periodic market downturns. But you can increase your investment in the fund over time regardless of the market's fluctuations by following a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are higher.3

Thank you for choosing Federated Utility Fund II as a diversified, professionally managed way to participate in the income and growth opportunities of utility stocks and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. Utility securities are interest-rate sensitive, and a rise in interest rates can cause their value to fall.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

2001 was a volatile year for Utilities. In the beginning of the year, the California energy crisis and subsequent bankruptcy of Pacific Gas & Electric pressured the sector. During the year, falling electricity and natural gas prices further weakened the group. Finally, Enron's bankruptcy and balance sheet issues stressed the sector during the fourth quarter. Given this environment, the S&P Utility Sector returned (30.47)%, underperforming the general market.1 S&P Communications Services Sector performed in line with the general market, returning (13.68)%.1 Performance in the telecom services market was hampered by negative estimate revisions due to the general decline in the economy.

The fund returned (13.72)% for the year versus the composite benchmark's (23.08)% return--a 936 basis point positive spread. The fund had an equally favorable performance versus its Lipper Utility competitors' return of (22.94)%--a 922 basis point positive spread.2 Compared to the benchmark and our Lipper Utility competitors, the fund generally had substantially more in telecommunications stocks and traditional utilities. In both sectors, traditional, defensive, regulated companies significantly outperformed the growth stocks in their sectors.

In last year's annual report, it was disclosed that the fund had increased its focus on and exposure to higher quality stocks with a corresponding reduction in emerging growth stocks. As we look to the year ahead, that defensive posture is still recommended. However, valuation levels within the growth utilities and telecommunication stocks now look appealing and further research is being conducted. The fund will continue to maintain its balanced approach between the Utility and Telecommunication Sectors. Both sectors look appealing due to their low valuations and low expectations.

With respect to stock selection, the fund continues to look for companies with proven managements, strong balance sheets, disciplined capital allocation and spending processes, positive earnings revisions and trends along with favorable valuation levels.

1 S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The S&P Communications Services Index (SPCSX) is an unmanaged market cap-weighted index of communications companies. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

GROWTH OF $10,000 INVESTED IN FEDERATED UTILITY FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	(13.72)%
5 Years	2.88%
Start of Performance (2/10/1994)	5.66%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 2001 compared to the Standard & Poor's Communications Services Index (SPCSX)2,3 and the Standard and Poor's Utility Index (SPUX).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The SPCSX and the SPUX have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The SPCSX began its performance on July 1, 1996. The index has been assigned a beginning value of $12,545, the value of the Fund on July 1, 1996.

3 The SPCSX and the SPUX are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2001

Shares			Value
		COMMON STOCKS--53.9%
		Communication Services--20.2%
44,600		Alltel Corp.	$2,753,158
104,900		BCE, Inc.	2,391,720
73,200		BellSouth Corp.	2,792,580
28,900		Cable & Wireless PLC, ADR	428,009
11,000		CenturyTel, Inc.	360,800
45,900		Deutsche Telekom AG, ADR	775,710
175,200		SBC Communications, Inc.	6,862,584
202,200		Sprint Corp.	4,060,176
147,000		Verizon Communications, Inc.	6,976,620
42,440		Worldcom, Inc.	538,988

		TOTAL	27,940,345

		Financials--1.3%
13,100		AMB Property Corp.	340,600
12,600		Equity Office Properties Trust	379,008
15,200		Highwoods Properties, Inc.	394,440
10,000		Public Storage, Inc.	334,000
13,500		Simon Property Group, Inc.	395,955

		TOTAL	1,844,003

		Utilities--32.4%
10,500		Allegheny Energy, Inc.	380,310
14,200		Alliant Energy Corp.	431,112
17,500		Ameren Corp.	740,250
112,800		American Electric Power Co., Inc.	4,910,184
53,400		Cinergy Corp.	1,785,162
19,600		Consolidated Edison Co.	791,056
15,500		Constellation Energy Group, Inc.	411,525
12,300		DTE Energy Co.	515,862
31,100		Energy East Corp.	590,589
10,500		Entergy Corp.	410,655
8,700		Exelon Corp.	416,556
27,200		FPL Group, Inc.	1,534,080
141,210		FirstEnergy Corp.	4,939,526
14,500		Great Plains Energy, Inc.	365,400
8,100		IDA Corp, Inc.	328,860
78,000		KeySpan Corp.	2,702,700
30,500		Kinder Morgan, Inc.	1,698,545
35,000		Korea Electric Power Corp., ADR	320,250
89,100		NICOR, Inc.	3,710,124
30,100		NSTAR	1,349,985
16,600		Northern Border Partners, L.P.	647,566
15,700		OGE Energy Corp.	362,356
58,100		Peoples Energy Corp.	2,203,733
18,200		Pinnacle West Capital Corp.	761,670
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
17,200		Potomac Electric Power Co.	$388,204
35,000		Progress Energy, Inc.	1,576,050
9,300		Public Service Enterprises Group, Inc.	392,367
18,400		Reliant Energy, Inc.	487,968
15,600		SCANA Corp.	434,148
124,000		Sempra Energy	3,044,200
64,600		Southern Co.	1,637,610
14,500		TECO Energy, Inc.	380,480
28,000		TransCanada PipeLines Ltd.	350,280
12,000		WPS Resources Corp.	438,600
58,700		Williams Cos., Inc. (The)	1,498,024
17,100		Wisconsin Energy Corp.	385,776
50,100		Xcel Energy, Inc.	1,389,774

		TOTAL	44,711,537

		TOTAL COMMON STOCKS (IDENTIFIED COST $70,891,436)	74,495,885

		PREFERRED STOCKS--35.7%
		Communication Services--14.7%
29,100		BroadWing, Inc., Cumulative Conv. Pfd., Series B, $3.38	873,000
51,500		Citizens Communications Co., Conv. Pfd., $1.69	1,199,950
37,700		Cox Communications, Inc., PRIDES, $3.50	2,082,925
35,600		Cox Communications, Inc., PRIDES, 6.86%	2,060,350
32,000		Equity Securities Trust II, Conv. Pfd., $2.34	1,424,000
103,500		Mediaone Group, DECS, $3.04	2,846,250
100,200	[2,3]	Qwest Trends Trust Conv. Pfd., $2.40	2,975,038
27,000		TCI Pacific Communications, Inc., Conv. Pfd., $5.00	4,117,500
125,800		WorldCom, Inc., Conv. Pfd., Series F, $1.75	2,736,150

		TOTAL	20,315,163

		Energy--1.1
89,700		NRG Energy, Inc., Conv. Pfd., $1.63	1,577,823

		Utilities--19.9%
100,000		CMS Energy Corp., Conv. Pfd., $3.63	3,000,000
30,000		Cinergy Corp., Conv. Pfd., $4.75	1,656,000
33,600		Dominion Resources, Inc., Conv. Pfd., $4.75	2,006,592
180,300		Duke Energy Corp., Conv. Pfd., $2.06	4,750,905
55,800		El Paso Corp., PRIDES, $1.66	1,757,700
21,900		NiSource, Inc., Conv. Pfd., $3.88	982,762
37,000		PPL Capital Funding Trust, Conv. Pfd., $1.94	727,050
30,600		Reliant Energy, Inc., PHONES, $1.17	1,553,960
34,000		Sierra Pacific Resources, Conv. Pfd., $4.50	1,819,000
130,000		TXU Corp., Conv. Pfd., $1.46	6,726,200
91,000	[2]	Utilicorp United, Inc., Conv. Pfd., $2.44	2,484,300

		TOTAL	27,464,469

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $52,034,052)	49,357,455

Principal Amount			Value
		CORPORATE BONDS--1.5%
		Communications Services--1.5%
$1,150,000		Charter Communications, Inc., Conv. Bond, 4.75%, 6/1/2006	$1,051,767
1,400,000	[2,3]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	844,788
325,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	196,112

		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,778,500)	2,092,667

		REPURCHASE AGREEMENT--10.7%[4]
14,830,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	$14,830,000

		TOTAL INVESTMENTS (IDENTIFIED COST $140,533,988)[5]	$140,776,007

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 2001, these securities amounted to $6,304,126 which represents 4.6% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $3,819,826 which represents 2.8% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Trustees.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $141,388,157. The net unrealized depreciation of investments on a federal tax basis amounts to $612,150 which is comprised of $7,878,400 appreciation and $8,490,550 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($138,270,130) at December 31, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Investments in securities	$125,946,007
Investment in repurchase agreement	14,830,000

Total investments in securities, at value (identified cost $140,533,988)		$140,776,007
Income receivable		441,062
Receivable for investments sold		1,854,002
Receivable for shares sold		108,655
Prepaid expenses		19,691

TOTAL ASSETS		143,199,417

Liabilities:
Payable for investments purchased	4,711,528
Payable for shares redeemed	207,695
Payable to bank	658
Accrued expenses	9,406

TOTAL LIABILITIES		4,929,287

Net assets for 13,337,458 shares outstanding		$138,270,130

Net Assets Consist of:
Paid in capital		$168,889,509
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		241,738
Accumulated net realized loss on investments, options and foreign currency transactions		(36,999,394)
Undistributed net investment income		6,138,277

TOTAL NET ASSETS		$138,270,130

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$138,270,130 ÷ 13,337,458 shares outstanding		$10.37

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $18,210)		$6,820,337
Interest		803,194

TOTAL INCOME		7,623,531

Expenses:
Investment adviser fee	$1,197,628
Administrative personnel and services fee	125,000
Custodian fees	11,316
Transfer and dividend disbursing agent fees and expenses	18,654
Directors'/Trustees' fees	2,276
Auditing fees	11,598
Legal fees	282
Portfolio accounting fees	57,398
Printing and postage	40,806
Insurance premiums	1,188
Miscellaneous	87

TOTAL EXPENSES	1,466,233

Fees paid indirectly from broker arrangements	(7,460)

Net expenses		1,458,773

Net investment income		6,164,758

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments, options and foreign currency transactions		(16,208,655)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(13,460,661)

Net realized and unrealized loss on investments, options and foreign currency transactions		(29,669,316)

Change in net assets resulting from operations		$(23,504,558)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,164,758	$5,485,747
Net realized loss on investments, options and foreign currency transactions	(16,208,655)	(20,282,398)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(13,460,661)	(2,221,965)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(23,504,558)	(17,018,616)

Distributions to Shareholders:
Distributions from net investment income	(5,509,180)	(5,581,092)
Distributions from net realized gain on investments, options and foreign currency transactions	--	(3,709,373)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,509,180)	(9,290,465)

Share Transactions:
Proceeds from sale of shares	28,051,879	47,664,349
Net asset value of shares issued to shareholders in payment of distributions declared	5,509,177	9,290,462
Cost of shares redeemed	(41,491,704)	(43,097,463)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(7,930,648)	13,857,348

Change in net assets	(36,944,386)	(12,451,733)

Net Assets:
Beginning of period	175,214,516	187,666,249

End of period (including undistributed net investment income of $6,138,277 and $5,486,872, respectively)	$138,270,130	$175,214,516

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$12.44	$14.35	$15.27	$14.29	$11.81
Income From Investment Operations:
Net investment income	0.47	0.39	0.42	0.37	0.40
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(2.14)	(1.59)	(0.23)	1.55	2.62

TOTAL FROM INVESTMENT OPERATIONS	(1.67)	(1.20)	0.19	1.92	3.02

Less Distributions:
Distributions from net investment income	(0.40)	(0.43)	(0.37)	(0.13)	(0.28)
Distributions from net realized gain on investments, options and foreign currency transactions	--	(0.28)	(0.74)	(0.81)	(0.26)

TOTAL DISTRIBUTIONS	(0.40)	(0.71)	(1.11)	(0.94)	(0.54)

Net Asset Value, End of Period	$10.37	$12.44	$14.35	$15.27	$14.29

Total Return[1]	(13.72)%	(8.95)%	1.69%	13.95%	26.63%

Ratios to Average Net Assets:

Expenses	0.92%[2]	0.91%	0.94%	0.93%	0.85%

Net investment income	3.86%	2.95%	3.20%	3.20%	3.41%

Expense waiver/reimbursement[3]	--	--	--	0.07%	0.27%

Supplemental Data:

Net assets, end of period (000 omitted)	$138,270	$175,215	$187,666	$162,038	$104,462

Portfolio turnover	97%	107%	119%	84%	95%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 0.91% after taking into account these expense reductions.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

As required, effective January 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization and foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$3,211	$962	$(4,173)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$5,509,180

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,138,277

Undistributed long-term gains	--

Unrealized depreciation	612,150

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $36,145,225 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2008	$20,096,146

2009	16,049,079

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2001, the Fund had no outstanding foreign currency commitments.

Written Option Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and premium received. For the year ended December 31, 2001, the Fund had a realized gain of $121,197 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2000	--	--

Options Written	1,002	$159,034

Options Expired	--	--

Options bought to close	(1,002)	(159,034)

Outstanding at 12/31/2001	--	--

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investment in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Additional information on the restricted security held at December 31, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
Utilicorp United, Inc., Conv. Pfd., $2.44	1/23/2001	$3,097,471

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	2,427,719	3,522,182
Shares issued to shareholders in payment of distributions declared	488,402	657,499
Shares redeemed	(3,658,195)	(3,178,562)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(742,074)	1,001,119

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $7,460 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$143,241,244

Sales	$148,015,118

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic development within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2001, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
Canada	2.0%
Germany, Federal Republic of	0.6%
United Kingdom	0.3%
Korea, Republic of	0.2%

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED UTILITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Utility Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916108

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00845-01 (2/02)

Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

To help your money achieve an attractive level of income, Federated Fund for U.S. Government Securities II invests primarily in short- to intermediate-term U.S. government mortgage-backed securities and U.S. Treasury notes and bonds.

As businesses scaled back and the U.S. economy entered into a recession, the unprecedented 11 Federal Reserve Board interest rate cuts and the corresponding drop in mortgage rates allowed the housing market to remain strong through the reporting period. This influenced the positive performance of the fund.

During the reporting period, the fund produced a distribution per share of $0.443. The fund's net asset value began the period at $11.11 and ended it at $11.43. Also, the fund ended the reporting period with a total return of 7.03%.1 On December 31, 2001, net assets reached $300.4 million.

Thank you for choosing Federated Fund for U.S. Government Securities II as a diversified, professionally managed way to pursue income opportunities through government bonds. We will continue to keep you up-to-date on your progress. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series, invests primarily in U.S. government securities, which include agency mortgage (Federated Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), and Government National Mortgage Association (GNMA)), U.S. Treasurys and agency debenture securities. In addition, the fund may invest a portion of its assets in investment grade non-governmental mortgage-backed securities. The "base" portfolio is a two-thirds/one-third blend of mortgage-backed securities (MBS) and Treasury/agency securities, respectively.

After a record ten years of growth, the U.S. economy entered recessionary territory. Although the National Bureau of Economic Research's November 2001 announcement officially recognized the commencement of recession in March, the Federal Reserve Board (the "Fed") acted aggressively throughout the year with 11 rate reductions totaling 4.75%. At year-end, the federal funds target rate was 1.75%, the lowest level since 1961. Market volatility was historically high as investors grappled with the impact of the economic downturn and terrorist attacks of September 11. As a result of these events, Treasury yields declined precipitously, led by short and intermediate maturity securities. Two- and ten-year Treasurys yielded 3.02% and 5.05% at year-end, declines of 2.07% and .06%, respectively.

Consumer spending, which constitutes roughly two-thirds of the Gross Domestic Product, typically leads the economy in and out of recession. Interest rate sensitive sectors such as Housing and Autos are usually the first to suffer in an economic contraction. The current downturn differs from the recession prototype--to the extent that such a prototype exists--as the Housing and Auto sectors have remained surprisingly strong, buoyed by low interest rates and automaker incentives. Consumer spending has offset, to a large degree, the decline in corporate spending.

The Manufacturing sector led the decline as corporate capital investment collapsed. Hi-tech spending was notably hard-hit as the buying spree of recent years ended. Job reductions ensued as declining sales squeezed profit margins. While economic deterioration was underway prior to September 11, the terrorist acts shattered consumer confidence and the economy more or less ground to halt in the days immediately following the attacks.

Economic uncertainty and the terrorism-aided flight to quality boosted the performance of government securities. At the yield trough of November 2001, Treasury yields fell to levels last seen in the 1960s. In this environment, agency and Treasury securities performed well while MBS lagged.

Agency securities benefited from multiple factors. The decline in Treasury yields, historically wide spreads at the beginning of the period and agency risk management initiatives announced in the fourth quarter of 2000 all contributed favorably to sector performance. Agency-to-Treasury yield spreads contracted across the yield curve for Fannie Mae Benchmark securities. Additionally, expectations that Treasury supply will be greater than previously forecast, due to increased government expenditures resulting from September 11 and the war on terrorism, aided performance.

Mortgage performance lagged as market yields fell to the lowest levels since the 1960's. Borrowers reacted to low mortgage rates by refinancing in record numbers. Mortgage-to-Treasury yield spreads widened as compensation for the greater risk of prepayments, negatively impacting sector performance.

Mortgage performance offset the benefit of agency and Treasury exposure to an extent. Record prepayments detracted from performance as refinancing proceeds were reinvested at lower yields. The best performing MBS sector was seasoned, high coupon vintages which outperformed relative to the Fund's overweight to 6.5%-7.5% MBS.

MBS and Treasury/agency allocations ended the period at 68% and 29%, respectively. Fund duration1 is 3.6 years versus 3.8 years for the blended benchmark (67% Lehman MBS Index and 33% Lehman Government Index).2 The total return for the 12-month reporting period ended December 31, 2001 was 7.03% versus 7.89% for the unmanaged benchmark.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 The Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. These indexes are unmanaged, and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	7.03%
5 Years	6.66%
Start of Performance (3/28/1994)	6.28%

The graph above illustrates the hypothetical investment of $10,0003 in the Federated Fund for U.S. Government Securities II (the "Fund") from March 28, 1994 (start of performance) to December 31, 2001, compared to the Lehman Brothers Government/Mortgage-Backed Index (LBGM)4 and the Lipper U.S. Mortgage Funds Average (LUSMFA).5

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

3 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LBGM, and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

4 The LB5TB and LBGM are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

5 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees of the fund that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2001

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--3.7%
$3,512,018		Countrywide Home Loans (Series1999-3), 6.500%, 4/25/2029	$3,590,950
3,134,865		Residential Funding Mortgage Securities I (Series 1999-S4), 6.500%, 2/25/2029	3,183,895
4,124,697		Wells Fargo Mortgage Backed Securities Trust (Series 2001-14), 6.500%, 8/25/2016	4,222,019

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $10,566,818)	10,996,864

		INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS--11.1%
1,000,000		Federal Farm Credit Bank, 5.750%, 12/7/2028	932,020
1,000,000		Federal Farm Credit Bank, 7.350%, 3/24/2005	1,083,940
6,000,000		Federal Home Loan Bank, 4.500%, 5/15/2003	6,125,640
1,500,000		Federal Home Loan Bank, 5.250%, 8/15/2006	1,531,950
3,000,000		Federal Home Loan Bank, 5.375%, 2/15/2006	3,073,830
1,000,000		Federal Home Loan Bank, 5.875%, 2/15/2011	1,002,970
750,000		Federal Home Loan Bank, 6.185%, 5/6/2008	786,292
6,500,000		Federal Home Loan Bank, 6.375%, 11/14/2003	6,858,865
3,300,000		Federal Home Loan Bank, 6.500%, 11/15/2005	3,530,109
1,000,000		Federal Home Loan Bank, 6.625%, 11/15/2010	1,054,290
1,000,000		Federal Home Loan Bank, 6.750%, 8/15/2007	1,081,120
1,000,000		Federal Home Loan Bank, 7.125%, 2/15/2005	1,085,090
1,000,000		Federal Home Loan Bank, 7.660%, 7/20/2004	1,091,220
1,000,000		Student Loan Marketing Association, 3.625%, 9/30/2004	981,220
3,200,000		Tennessee Valley Authority, 6.000%, 3/15/2013	3,174,176

		TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $32,685,807)	33,392,732

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--64.0%
		Federal Home Loan Mortgage Corporation--20.1%
2,739,305		6.000%, 1/1/2014 - 4/1/2016	2,769,028
11,150,000	[1]	6.000%, 2/1/2031	10,913,062
11,026,639		6.500%, 6/1/2015 - 5/1/2031	11,090,768
7,700,000	[1]	6.500%, 2/1/2031	7,709,625
13,460,406		7.000%, 9/1/2015 - 10/1/2031	13,719,310
2,000,000		7.000%, 2/1/2031	2,036,880
6,401,741		7.500%, 9/1/2030 - 1/1/2031	6,605,829
4,000,000		7.500%, 2/1/2031	4,125,000
828,997		8.000%, 5/1/2030	867,860
409,715		8.500%, 5/1/2030	433,786
128,597		9.000%, 2/1/2025 - 5/1/2025	139,367

		TOTAL	60,410,515

		Federal National Mortgage Association--24.1%
1,500,000		6.000%, 5/15/2008	1,560,450
15,389,800		6.000%, 5/1/2014 - 5/1/2031	15,407,040
22,672,484		6.500%, 11/1/2014 - 6/1/2031	22,866,906
3,000,000		6.500%, 2/1/2016	3,058,140
9,000,000	[1]	6.500%, 2/1/2031	9,002,790
14,036,398		7.000%, 3/1/2015 - 4/1/2031	14,349,942
4,765,293		7.500%, 5/1/2015 - 8/1/2031	4,949,272
1,109,426		8.000%, 7/1/2030	1,161,436

		TOTAL	72,355,976

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Government National Mortgage Association--19.8%
$17,203,808		6.500%, 12/15/2023 - 12/15/2031	$17,271,946
25,574,638		7.000%, 7/15/2029 - 9/15/2031	26,173,447
2,000,000		7.000%, 2/1/2031	2,042,500
10,975,489		7.500%, 10/15/2026 - 3/15/2031	11,352,432
2,055,100		8.000%, 12/15/2029 - 4/15/2030	2,150,148
93,849		8.500%, 6/15/2027	99,715
314,697		9.500%, 11/15/2016	347,656

		TOTAL	59,437,844

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $189,901,873)	192,204,335

		U.S. TREASURY OBLIGATIONS--17.4%
5,500,000		U. S. Treasury Bonds, 6.000%, 8/15/2009 - 2/15/2026	5,773,340
2,700,000		U. S. Treasury Bonds, 6.125%, 11/15/2027	2,839,428
2,000,000		U. S. Treasury Bonds, 6.250%, 8/15/2023	2,117,720
3,050,000		U. S. Treasury Bonds, 7.625%, 2/15/2025	3,768,733
300,000		U. S. Treasury Bonds, 8.000%, 11/15/2021	379,734
2,575,000		U. S. Treasury Bonds, 9.250%, 2/15/2016	3,483,151
1,000,000		U.S. Treasury Bonds, 11.250%, 2/15/2015	1,531,690
4,091,560		U. S. Treasury Notes, 3.500%, 1/15/2011	4,080,922
3,177,000		U. S. Treasury Notes, 4.250%, 5/31/2003 - 11/15/2003	3,252,965
4,000,000		U. S. Treasury Notes, 5.000%, 2/15/2011	3,989,080
1,500,000		U. S. Treasury Notes, 5.250%, 5/15/2004	1,564,485
5,076,000		U. S. Treasury Notes, 5.625%, 5/15/2008	5,322,592
5,800,000		U. S. Treasury Notes, 5.750%, 11/15/2005	6,130,542
7,600,000		U. S. Treasury Notes, 5.875%, 11/15/2004	8,048,704

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $51,801,581)	52,283,086

		REPURCHASE AGREEMENTS--15.8%[3]
7,700,000	[2,4]	Goldman Sachs & Co., 1.800%, dated 11/30/2001, due 1/14/2002	7,700,000
11,150,000	[2,4]	Goldman Sachs & Co., 1.820%, dated 12/6/2001, due 1/14/2002	11,150,000
9,000,000	[2,4]	Morgan Stanley and Co., Inc., 1.850%, dated 11/28/2001, due 1/14/2002	9,000,000
19,597,000		Salomon Brothers, Inc., 1.820%, dated 12/31/2001, due 1/2/2002	19,597,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	47,447,000

		TOTAL INVESTMENTS (IDENTIFIED COST $332,403,079)[5]	$336,324,017

1 These securities are subject to dollar roll transactions.

2 Security held as collateral for dollar roll transactions.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 The cost of investments for federal tax purposes amounts to $332,409,847. The net unrealized appreciation of investments on a federal tax basis amounts to $3,914,170 which is comprised of $5,024,324 appreciation and $1,110,154 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($300,404,421) at December 31, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Investments in repurchase agreements	$47,447,000
Investments in securities	288,877,017

Total investments in securities, at value (identified cost $332,403,079)		$336,324,017
Cash		960
Income receivable		2,113,031
Receivable for shares sold		2,037,420

TOTAL ASSETS		340,475,428

Liabilities:
Payable for investments purchased	$11,260,792
Payable for shares redeemed	1,042,586
Payable for dollar roll transactions	27,711,541
Accrued expenses	56,088

TOTAL LIABILITIES		40,071,007

Net assets for 26,289,966 shares outstanding		$300,404,421

Net Assets Consist of:
Paid in capital		$284,888,825
Net unrealized appreciation of investments		3,920,938
Accumulated net realized loss on investments		(1,196,322)
Undistributed net investment income		12,790,980

TOTAL NET ASSETS		$300,404,421

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$300,404,421 ÷ 26,289,966 shares outstanding		$11.43

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Interest (net of dollar roll expense of $644,159)		$14,554,997

Expenses:
Investment adviser fee	$1,422,885
Administrative personnel and services fee	178,523
Custodian fees	17,658
Transfer and dividend disbursing agent fees and expenses	20,883
Directors'/Trustees' fees	1,632
Auditing fees	13,122
Legal fees	2,525
Portfolio accounting fees	70,424
Share registration costs	26,084
Printing and postage	4,291
Insurance premiums	1,038
Miscellaneous	4,740

TOTAL EXPENSES		1,763,805

Net investment income		12,791,192

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		1,357,107
Net change in unrealized appreciation of investments		435,116

Net realized and unrealized gain on investments		1,792,223

Change in net assets resulting from operations		$14,583,415

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,791,192	$8,293,610
Net realized gain (loss) on investments	1,357,107	(2,197,464)
Net change in unrealized appreciation of investments	435,116	8,696,136

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,583,415	14,792,282

Distributions to Shareholders:
Distributions from net investment income	(8,293,822)	(6,771,294)

Share Transactions:
Proceeds from sale of shares	230,195,840	73,819,784
Net asset value of shares issued to shareholders in payment of distributions declared	8,293,819	6,771,291
Cost of shares redeemed	(103,953,873)	(62,770,671)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	134,535,786	17,820,404

Change in net assets	140,825,379	25,841,392

Net Assets:
Beginning of period	159,579,042	133,737,650

End of period (including undistributed net investment income of $12,790,980 and $8,293,610, respectively)	$300,404,421	$159,579,042

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$11.11	$10.56	$11.15	$10.54	$10.09
Income From Investment Operations:
Net investment income	0.60 [1]	0.60	0.51	0.44	0.58
Net realized and unrealized gain (loss) on investments	0.16	0.51	(0.57)	0.36	0.26

TOTAL FROM INVESTMENT OPERATIONS	0.76	1.11	(0.06)	0.80	0.84

Less Distributions:
Distributions from net investment income	(0.44)	(0.56)	(0.44)	(0.18)	(0.39)
Distributions from net realized gain on investments	--	--	(0.09)	(0.01)	--

TOTAL DISTRIBUTIONS	(0.44)	(0.56)	(0.53)	(0.19)	(0.39)

Net Asset Value, End of Period	$11.43	$11.11	$10.56	$11.15	$10.54

Total Return[2]	7.03%	10.97%	(0.60)%	7.66%	8.58%

Ratios to Average Net Assets:

Expenses	0.74%	0.84%	0.84%	0.85%	0.80%

Net investment income	5.39%	5.99%	5.47%	5.44%	5.98%

Expense waiver/reimbursement[4]	--	--	0.00%[3]	0.08%	0.45%

Supplemental Data:

Net assets, end of period (000 omitted)	$300,404	$159,579	$133,738	$111,350	$63,099

Portfolio turnover	76%	74%	84%	99%	73%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Less than 0.01%.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund for federal tax purposes, had a capital loss carryforward of $2,197,464, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	20,447,496	6,978,654
Shares issued to shareholders in payment of distributions declared	755,357	665,810
Shares redeemed	(9,275,064)	(5,947,749)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	11,927,789	1,696,715

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to the 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$4,921,519

Sales	$3,045,171

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2001, were as follows:

Purchases	$302,695,707

Sales	$174,191,734

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 4, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916207

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00846-01 (2/02)

Federated Investors
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Enclosed is the Annual Report for Federated International Equity Fund II, a portfolio of Federated Insurance Series, which brings you long-term capital growth opportunities through a broadly diversified portfolio of stocks issued by well-established companies based outside the United States.1 Investing internationally can be an important way to gain exposure to many of the world's premier corporations and stocks and also can help to diversify your portfolio.

This report covers the fund's fiscal year from January 1, 2001 through December 31, 2001, and it includes an investment review by the fund's portfolio manager and a complete listing of the fund's holdings and financial statements.

As you probably know, 2001 was a difficult year for equities across the board, with global volatility and falling stock prices in all sectors. The fund's negative performance during this period reflects this widespread market turbulence. For the reporting year ended December 31, 2001, Federated International Equity Fund II produced a total return of (29.42)%, with a decrease in net asset value per share from $18.49 to $11.38, and capital gain distributions of $1.99 per share.2 At the end of the reporting period, the fund's net assets totaled $60.6 million.

While the fund's recent performance is disappointing, please keep in mind that as a longer-term investment it is subject to periodic market volatility. Our global investment managers are encouraged, however, by signs that the market may have reached bottom and an economic recovery may be under way. Equity markets around the globe rallied on this optimism in the fourth quarter.

Regardless of the market's fluctuations, you can increase your investment in the fund over time by following a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are higher.3

Thank you for choosing Federated International Equity Fund II as a diversified, professionally managed way to participate in the growth opportunities of foreign stocks and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

For the year 2001, the Morgan Stanley Capital International (MSCI) World Index net total return measured (16.82)%1, in U.S. dollar terms. Value stocks outperformed Growth stocks, with the MSCI World Index Value returning (14.93)% versus the MSCI World Index Growth returning (19.38)%, in U.S. dollar terms. Underlying the World Index, 20 of 22 MSCI-developed national indexes reported negative returns in U.S. dollar terms. Europe slightly outperformed its Asian counterparts with the MSCI Europe Index2 gross total return measuring (19.64)% versus the MSCI All Country Asia Pacific Free Index2 gross total return of (20.73)%, in U.S. dollars. Emerging Markets outperformed the World Market, with the performance of the MSCI Emerging Market Free Index2 gross total return of (2.37)%, in U.S. dollar terms.

Asia's underperformance can be attributed to its export dependence on an ailing U.S. consumer.

The worst performing industry for the quarter was the technology hardware and equipment industry, whose performance as measured by the MSCI Technology Hardware & Equipment Index3 was (36.29)%, measured in U.S. dollars. The best performing industry was the retailing industry, whose performance as measured by the MSCI World Retailing Index3 was 6.54%, measured in U.S. dollars, as investors felt this industry bottomed out in 2000. The performances of other noteworthy MSCI World industries were: Energy (7.24)%; Materials (5.04)%; Consumer Staples (8.38)%; Financials (16.87)% and Information Technology (29.56)%. Undeniably, global investors continued to feel the repercussions of a global recession.

1 The MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East--comprising approximately 1,482 securities--with values expressed in U.S. dollars. Investments cannot be made in an index.

2 The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The MSCI All Country Asia Pacific Free Index is an unmanaged, market value-weighted average of the performance securities listed on the stock exchanges of 13 countries in the Pacific and Asian regions. The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. Investments cannot be made in an index.

3 These indexes are sector subsets of the MSCI World Index.

The following table shows how the fund's net assets were allocated by country as of December 31, 2001.

Country Breakdown as of 12/31/2001	Percentage of Net Assets
Australia	3.4%
Hong Kong	3.3%
Japan	15.5%
Singapore	1.8%
South Korea	0.6%
Taiwan	1.8%
PACIFIC TOTAL	26.4%

Canada	4.5%
NORTH AMERICA TOTAL	4.5%

Brazil	0.6%
LATIN AMERICA TOTAL	0.6%

Belgium	0.0%
Denmark	0.9%
Finland	1.7%
France	16.3%
Germany	9.2%
Italy	1.6%
Netherlands	6.5%
Russia	1.6%
Spain	5.7%
Sweden	1.1%
Switzerland	3.7%
United Kingdom	17.1%
EUROPE TOTAL	65.4%
CASH	5.9%

PERFORMANCE

The fiscal year performance for the Federated International Equity Fund II was (29.42)%4 versus its benchmark the MSCI Europe, Australasia & Far East (EAFE) Index5 whose net total return was (21.44)%, measured in U.S. dollars. The portfolio was hurt by its exposure to financial companies such as Nikko Cordial Corp and Axa SA and its exposure to Telecommunications, Media & Technology companies such as Energis Plc and Cap Gemini SA. The portfolio benefited from its stock selection in consumer discretionary companies such as Sega Corp and Electronic Boutique PLC, and its stock selection in Asian real estate companies such as Mitsubishi Estate and Hutchison Whampoa.

TOP HOLDINGS

Some of our top holdings as of December 31, 2001, include: Vodafone Group PLC (3.5% of net assets), the world's largest wireless phone service provider based in the UK; Allianz AG (2.7% of net assets), the world's #2 insurance company based in Germany; and TotalFinaElf S.A. (2.6% of net assets), one of the world's largest integrated oil companies based in France.

OUTLOOK

We expect the U.S. economy to stabilize in the second half of 2002, although there can be no assurances of an economic recovery. This should be driven by the effects of loose fiscal and monetary policy and improved consumer sentiment. We believe that the first stage of the market recovery will be liquidity-driven followed by improvements in corporate profits sometime in the fourth quarter.

Given our thesis that we are close to an economic trough, we have positioned the portfolio towards early cyclical companies, selective technology companies and consumer discretionary stocks.

Specifically, we have found good opportunities in airlines such as Deutsche Lufthansa in Germany and Singapore Airlines, software companies such as Amdocs and Media companies like Publicis in France.

In addition, we have made investments in Asia by owning property companies in Hong Kong and Singapore and selective technology companies in Taiwan like United Microelectronics.

In Japan we remain underweight given macro concerns. We will likely remain underweight for the foreseeable future. Nonetheless, we are playing bottom-up stories like game software, brokers and restructuring through Sega and Japan Telecom.

Overall, while we believe that the equity markets will remain volatile for at least the first half of 2002, we believe that investing now for the economic and business turn should provide value to our shareholders over time.

STRATEGY

Looking forward, we continue to remain bullish on the international equity markets, though stock selection, which remains critical due to the increased market volatility. We continue to manage the Federated International Equity Fund II according to a bottom-up, fundamental stock-picking approach. We strive to choose the best companies, which have traded at attractive valuations given their earnings and business prospects, as this is key to long-term capital appreciation.

4 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

5 MSCI Europe, Australasia and Far East Index (MSCI-EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without charge, into regional MSCI indexes. MSCI-EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	(29.42)%

5 Years	6.90%

Start of Performance (5/8/1995)	6.97%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund II (the "Fund") from May 8, 1995 (start of performance) to December 31, 2001, compared to the Morgan Stanley Capital International Europe Australasia & Far East Index (MSCI-EAFE).2

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--95.9%
		AUSTRALIA--3.4%
		Materials--1.3%
144,971	[1]	BHP Billiton Ltd.	$779,136

		Media--2.1%
87,609		News Corp. Ltd.	700,532
18,800		News Corp. Ltd., ADR	598,028

		TOTAL	1,298,560

		TOTAL AUSTRALIA	2,077,696

		BELGIUM--0.0%
		Telecommunications--0.0%
196		Telindus Group NV	2

		BRAZIL--0.6%
		Energy--0.6%
16,200		Petroleo Brasileiro SA, ADR	377,460

		CANADA--4.5%
		Energy--1.4%
22,774		Talisman Energy, Inc.	865,306

		Finance--0.8%
17,232		Manulife Financial Corp.	450,199

		Materials--2.3%
24,000		Alcan, Inc.	861,395
11,600		Barrick Gold Corp.	185,405
19,800	[1]	Inco Ltd.	336,362

		TOTAL	1,383,162

		TOTAL CANADA	2,698,667

		DENMARK--0.9%
		Health & Personal Care--0.9%
12,945		Novo Nordisk A/S, Class B	529,313

		FINLAND--1.7%
		Materials--0.8%
14,150		UPM - Kymmene Oyj	469,187

		Technology Hardware & Equipment--0.9%
20,870		Nokia Oyj	538,002

		TOTAL FINLAND	1,007,189

		FRANCE--16.3%
		Automobiles & Components--0.7%
11,350		Valeo SA	452,624

		Banks--0.6%
6,300		Societe Generale, Paris	352,459

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		FRANCE--continued
		Capital Goods--1.8%
7,150		Compagnie de St. Gobain	$1,078,795

		Energy--2.6%
11,069		TotalFinaElf SA	1,580,433

		Materials--1.4%
68,350		Usinor SA	854,827

		Media--2.7%
14,800		Publicis SA	391,933
22,226		Vivendi Universal SA	1,216,745

		TOTAL	1,608,678

		Pharmaceuticals & Biotechnology--2.7%
22,700		Aventis SA	1,611,461

		Technology Hardware & Equipment--0.5%
9,750		STMicroelectronics N.V.	308,783

		Telecommunications--3.3%
38,383		Bouygues SA	1,257,332
82,900	[1]	Orange SA	751,217

		TOTAL	2,008,549

		TOTAL FRANCE	9,856,609

		GERMANY --8.2%
		Banks--0.5%
5,300		DePfa Deutsche Pfandbriefbank AG	299,580

		Insurance--2.7%
6,803		Allianz AG Holding	1,610,814

		Materials--0.6%
17,200	[1]	SGL Carbon AG	345,254

		Pharmaceuticals & Biotechnology--1.2%
14,008		Schering Ag	743,166

		Telecommunications --0.5%
18,000		Deutsche Telekom AG	309,238

		Transportation--1.7%
80,500		Deutsche Lufthansa AG	1,062,675

		Utilities--1.0%
12,150		E.On AG	629,236

		TOTAL GERMANY	4,999,963

		HONG KONG--3.3%
		Media--0.3%
41,000		Television Broadcasts Ltd.	177,718

		Real Estate--2.5%
60,000		Hutchison Whampoa Ltd.	580,937
55,000		Sun Hung Kai Properties Ltd.	444,359
200,000		Wharf Holdings Ltd.	488,602

		TOTAL	1,513,898

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		HONG KONG--continued
		Transportation--0.5%
240,600		MTR Corp. Ltd.	$314,721

		TOTAL HONG KONG	2,006,337

		ITALY--1.6%
		Telecommunications --0.7%
47,100		Telecom Italia SpA	402,490

		Transportation--0.9%
80,600		Autostrade SpA	559,620

		TOTAL ITALY	962,110

		JAPAN--15.5%
		Automobiles & Components--0.7%
17,500		Toyota Motor Corp.	443,478

		Consumer Durables & Apparel--5.0%
18,700		Bandai Co., Ltd.	563,812
15,000		Fuji Photo Film Co., Ltd.	535,837
3,250		Nintendo Co., Ltd.	569,327
67,000	[1]	Sega Corp.	1,337,341

		TOTAL	3,006,317

		Financial Services--3.7%
221,700		Nikko Cordial Corp.	989,959
41,000		Nomura Holdings, Inc.	525,761
9,800		Takefuji Corp.	709,137

		TOTAL	2,224,857

		Food & Drug Retailing--1.4%
23,000		Seven-Eleven Japan Co., Ltd.	839,173

		Retailing--0.6%
32,000		Marui Co., Ltd.	378,597

		Software & Services--1.2%
26,600		Capcom Co., Ltd.	704,542

		Technology Hardware & Equipment--1.7%
17,700		TDK Corp.	834,944
4,400		Tokyo Electron Ltd.	215,953
100		Toshiba Corp.	343

		TOTAL	1,051,240

		Telecommunications--1.2%
239		Japan Telecom Co., Ltd.	716,945

		TOTAL JAPAN	9,365,149

		KOREA --0.6%
		Utilities--0.6%
21,700		Korea Electric Power Corp.	359,870

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		NETHERLANDS--6.5%
		Diversified Financials--1.9%
33,350		ING Groep NV	$850,222
11,700		Van der Moolen Holding NV	335,876

		TOTAL	1,186,098

		Food, Beverage & Tobacco--1.8%
18,757		Unilever NV	1,099,468

		Media--0.7%
19,000		Wolters Kluwer NV	432,969

		Technology, Hardware & Equipment--1.4%
28,179		Koninklijke (Royal) Philips Electronics NV	837,289

		Telecommunications --0.7%
79,800	[1]	Koninklijke (Royal) KPN NV	405,604

		TOTAL NETHERLANDS	3,961,428

		RUSSIA--1.6%
		Energy--0.6%
7,000		LUKOIL Holding Co., ADR	342,955

		Utilities--1.0%
38,800		RAO Unified Energy System, ADR	610,324

		TOTAL RUSSIA	953,279

		SINGAPORE--1.8%
		Real Estate--0.7%
132,000		City Developments Ltd.	432,494

		Transportation--1.1%
113,000		Singapore Airlines Ltd.	673,165

		TOTAL SINGAPORE	1,105,659

		SPAIN--5.7%
		Energy--0.7%
30,400		Repsol YPF, SA	443,252

		Media--1.5%
38,555	[1]	Sogecable SA	892,313

		Telecommunications--1.5%
70,820		Telefonica SA	947,498

		Utilities--2.0%
73,850	[1]	Union Fenosa, SA	1,195,109

		TOTAL SPAIN	3,478,172

		SWEDEN--1.1%
		Electrical & Electronics--1.1%
118,480		Telefonaktiebolaget LM Ericsson	646,069

		SWITZERLAND--3.7%
		Banks--1.2%
14,910		UBS AG	752,867

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWITZERLAND--continued
		Insurance--0.8%
4,525		Swiss Re	$455,336

		Pharmaceuticals & Biotechnology--1.7%
29,150	[1]	Novartis AG	1,053,868

		TOTAL SWITZERLAND	2,262,071

		TAIWAN --1.8%
		Technology Hardware & Equipment--1.8%
205,000	[1]	Siliconware Precision Industries Co.	181,245
201,000	[1]	Taiwan Semiconductor Manufacturing Co., Ltd.	503,219
298,850	[1]	United Microelectronics Corp.	436,090

		TOTAL TAIWAN	1,120,554

		UNITED KINGDOM--17.1%
		Banking--1.0%
20,450		Royal Bank of Scotland PLC, Edinburgh	497,089
71,300		Royal Bank of Scotland PLC, Edinburgh, Value Shares	81,499

		TOTAL	578,588

		Capital Goods--1.1%
154,395		BAE Systems PLC	694,701

		Diversified Financials--1.4%
59,980		Amvescap PLC	864,141

		Food & Drug Retailing--1.1%
124,875		J. Sainsbury PLC	664,448

		Food & Household Products--0.7%
38,532		Diageo PLC	439,740

		Hotels Restaurants & Leisure--0.9%
168,354		Rank Group PLC	562,931

		Materials--1.1%
97,500		Hanson PLC	671,873

		Media--0.4%
18,625		Pearson PLC	214,179

		Pharmaceuticals & Biotechnology--1.4%
32,750		GlaxoSmithKline PLC	820,353

		Retailing--1.6%
113,863		Kingfisher PLC	663,791
59,500		Marks & Spencer PLC	312,269

		TOTAL	976,060

		Software & Services--1.6%
12,200	[1]	Amdocs Ltd.	414,434
62,020	[1]	Eidos PLC	162,296
79,482		Misys PLC	375,540

		TOTAL	952,270

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Telecommunications--3.5%
823,347		Vodafone Group PLC	$2,151,573

		Transportation--1.3%
73,275	[1]	ARRIVA PLC	358,197
392,200		Stagecoach Group PLC	421,933

		TOTAL	780,130

		TOTAL UNITED KINGDOM	10,370,987

		TOTAL COMMON STOCKS (IDENTIFIED COST $58,931,277)	58,138,584

		PREFERRED STOCKS--1.0%
		GERMANY --1.0%
		Household & Personal Products--1.0%
10,732		Henkel KGAA, Pfd. (identified cost $634,111)	606,621

		REPURCHASE AGREEMENT[2]--5.9%
$3,577,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	3,577,000

		TOTAL INVESTMENTS (IDENTIFIED COST $63,142,388)[3]	$62,322,205

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $64,918,553. The net unrealized depreciation of investments on a federal tax basis amounts to $2,596,348 which is comprised of $3,114,227 appreciation and $5,710,575 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($60,632,081) at December 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $63,142,388)		$62,322,205
Cash		813
Cash denominated in foreign currencies (identified cost $7,910)		7,923
Income receivable		84,717
Receivable for investments sold		270,724
Receivable for shares sold		25,456

TOTAL ASSETS		62,711,838

Liabilities:
Payable for investments purchased	$575,681
Payable for shares redeemed	1,470,001
Accrued expenses	34,075

TOTAL LIABILITIES		2,079,757

Net assets for 5,328,458 shares outstanding		$60,632,081

Net Assets Consist of:
Paid in capital		$87,120,931
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(825,131)
Accumulated net realized loss on investments and foreign currency transactions		(25,531,215)
Net operating loss		(132,504)

TOTAL NET ASSETS		$60,632,081

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$60,632,081 ÷ 5,328,458 shares outstanding		$11.38

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $122,561)		$994,112
Interest		262,542

TOTAL INCOME		1,256,654

Expenses:
Investment adviser fee	$766,685
Administrative personnel and services fee	125,000
Custodian fees	126,632
Transfer and dividend disbursing agent fees and expenses	24,218
Directors'/Trustees' fees	1,920
Auditing fees	11,868
Legal fees	5,385
Portfolio accounting fees	53,236
Share registration costs	8,652
Printing and postage	26,046
Insurance premiums	1,360
Miscellaneous	2,106

TOTAL EXPENSES	1,153,108

Waiver of investment adviser fee	(73,675)

Net expenses		1,079,433

Net investment income		177,221

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(22,797,611)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(4,295,454)

Net realized and unrealized loss on investments and foreign currency transactions		(27,093,065)

Change in net assets resulting from operations		$(26,915,844)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$177,221	$185,057
Net realized gain (loss) on investments and foreign currency transactions	(22,797,611)	7,071,113
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(4,295,454)	(35,976,442)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(26,915,844)	(28,720,272)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions	(10,343,455)	(17,739,949)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,343,455)	(17,739,949)

Share Transactions:
Proceeds from sale of shares	140,049,470	76,683,281
Net asset value of shares issued to shareholders in payment of distributions declared	10,343,445	17,739,927
Cost of shares redeemed	(150,681,218)	(54,883,606)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(288,303)	39,539,602

Change in net assets	(37,547,602)	(6,920,619)

Net Assets:
Beginning of period	98,179,683	105,100,302

End of period	$60,632,081	$98,179,683

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$18.49	$27.64	$15.39	$12.27	$11.16
Income from Investment Operations:
Net investment income (net operating loss)	0.03 [1]	0.05	(0.02)	0.03 [1]	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.15)	(4.93)	12.72	3.11	1.05

TOTAL FROM INVESTMENT OPERATIONS	(5.12)	(4.88)	12.70	3.14	1.12

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(1.99)	(4.27)	(0.45)	(0.02)	--

TOTAL DISTRIBUTIONS	(1.99)	(4.27)	(0.45)	(0.02)	(0.01)

Net Asset Value, End of Period	$11.38	$18.49	$27.64	$15.39	$12.27

Total Return[2]	(29.42)%	(22.61)%	84.88%	25.57%	10.08%

Ratios to Average Net Assets:

Expenses	1.41%	1.28%	1.25%	1.25%	1.23%

Net investment income (net operating loss)	0.23%	0.17%	(0.34)%	0.19%	0.76%

Expense waiver/reimbursement[3]	0.10%	0.02%	0.46%	0.47%	0.98%

Supplemental Data:

Net assets, end of period (000 omitted)	$60,632	$98,180	$105,100	$52,308	$36,575

Portfolio turnover	206%	262%	304%	247%	179%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern-time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(277,308)	$587,033	$(309,725)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$4,519,021

Long-term capital gains	5,824,434

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$--

Undistributed long-term capital gains	--

Unrealized depreciation	2,596,348

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and mark to market adjustments on passive foreign investment companies, if applicable.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $23,887,554 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 2001, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	11,176,577	3,376,532
Shares issued to shareholders in payment of distributions declared	763,354	651,246
Shares redeemed	(11,920,351)	(2,521,820)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	19,580	1,505,958

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that the ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$146,029,996

Sales	$150,350,492

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designated $5,823,433 as long-term capital gain dividends for the year ended December 31, 2001.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916603

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01077-01 (2/02)

Federated Investors
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

This Annual Report to Shareholders for Federated American Leaders Fund II, a portfolio of Federated Insurance Series, covers the 12-month fiscal year from January 1, 2001, through December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

As a shareholder, your money has been at work in a diversified portfolio of leading American corporations. At the end of the year, the fund's stock holdings were diversified across ten key business and industrial sectors. Many of the holdings--including Anheuser-Busch Cos., Inc., Allstate Corp., H&R Block, CIGNA Corp., Bristol-Myers Squibb Co., Exxon Mobil Corp., General Motors Corp., Hewlett-Packard Co., Minnesota Mining & Manufacturing Co., Sara Lee Corp., USX-Marathon Group, Inc., and Verizon Communications, Inc.--are household names.

During the 12-month reporting period's negative and highly volatile stock market, the fund's portfolio produced a total return of (4.21)%. Contributing to the total return were income distributions of $0.274 per share and capital gains distributions of $0.120 per share.1 Fund net assets totaled $456 million at the end of the reporting period.

When it comes to performance, it is important to have a longer-term perspective. We believe America's economy is fundamentally sound, and that its recovery is a matter of "when," not "if."

Thank you for choosing Federated American Leaders Fund II as a diversified, professionally managed way to participate in the long-term growth potential of leading American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

MARKET REVIEW

The year 2001 disappointed investors once again as most equity market benchmarks could not escape the prowling bear out from hibernation since the spring of 2000. Stocks continued to decline despite an active Federal Reserve Board (the "Fed") that decreased short-term interest rates 11 times during the year. Stocks rallied strongly after the first rate decrease in January 2001, and then again during the spring after the fourth cut, but the weak economy and its impact upon corporate profits weighed on stock prices. The terrorist attacks on September 11, 2001, poured salt on wounded equity markets worldwide during the third calendar quarter, but the pessimism surrounding the U.S. equity markets and the potential "death of equities" in the aftermath of the attacks evaporated during the last three months of 2001. Higher levels of stock prices were fed by military success in Afghanistan, the lack of further terrorist attacks here in the United States, and by massive injections of liquidity by the Fed. During 2001, the Standard & Poor's 500 (S&P 500) Index2 fell to 11.88%, and the Nasdaq Composite3 declined 20.8%. The past two years were the worst years for the S&P 500 Index since 1973-74. Market breadth was poor as only two of ten economic sectors generated positive results. Utilities, led by the dramatic downfall of Enron, and Information Technology stocks performed the worst during the year and declined 30.7% and 26.0%, respectively. The best performing sectors were Materials and Consumer Discretionary which both rose slightly over 3% for the year. Small- and mid-cap strategies continued to outperform large-cap strategies during the year, and value strategies outperformed growth strategies for the second year in a row. Corporate profitability declined as the year progressed, led by weakness in Telecommunication Services and Information Technology. The past year was also a poor one for Wall Street strategists who predicted in January of 2001 that operating earnings for the S&P 500 Index would be over $60 for the year. By the end of 2001, these strategists reduced estimates for operating profits to $43.64 for 2001, a 27.5% decline. This group also predicts a 13% increase for S&P 500 profits during 2002, despite signs that the economy remains weak. On a trailing reported earnings basis, the S&P 500 trades at price-to-earnings (P/E) ratio of 47 times, the highest level in history. Given this lofty valuation level, we hope that the strategists are correct with their prognostications.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged and investments cannot be made in an index.

3 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

PERFORMANCE

The fund's total return was (4.21)% for the year ended December 31, 2001, and outperformed the (11.88)% return of the S&P 500 Index and the (11.71)% return of the S&P/Barra Value Index.4 The fund underperformed the median Lipper Multi-Cap Value Fund,5 which returned (1.84)% during 2001. Helping performance relative to the S&P 500 Index for the reporting period was an underweight position in Healthcare and an overweight position and favorable security selection in Industrials (H&R Block, Inc. up 120%, Cendant Corp. up 104%, First Data Corp. up 49%). Other positive influences on relative performance included an underweight position and favorable security selection in Information Technology (Computer Associates International, Inc. up 77%, Storage Technology Corp. up 60%, IBM Corp. up 43%) and favorable security selection in Consumer Staples (UST, Inc. up 32%, Philip Morris Cos., Inc. up 9%). Negative influences on relative performance included underweight positions in Materials and Consumer Staples and an overweight position in Utilities. Unfavorable security selection in Financials (Allstate down 21%) and Healthcare (Schering-Plough down 36%, Pharmacia down 29%) also negatively influenced relative performance.

SECTOR EXPOSURE:

Sector Exposure: (12/31/01)	Federated American Leaders Fund II	S&P 500
(Percentage Based on Net Assets)
Consumer Discretionary	9.9%	13.14%

Consumer Staples	6.8%	8.24%

Energy	9.4%	6.34%

Financials	19.7%	17.83%

Healthcare	10.6%	14.35%

Industrials	18.4%	11.28%

Information Technology	10.8%	17.57%

Materials	2.2%	2.63%

Telecommunication Services	6.3%	5.50%

Utilities	4.4%	3.12%

Cash/Misc.	2.1%	0.0%

TOTAL	100.6%	100.00%

POSITIONING AND STRATEGY

The disconnect between deteriorating corporate fundamentals and optimism regarding future profitability leads us to approach 2002 with caution. We are more optimistic now regarding rationality in the marketplace given the share price declines that we have seen in Information Technology and Telecommunication Services over the past two years. We also believe that the huge disparities between growth and value strategies that have occurred over the past three years will be muted going forward. The mega-capitalization premium given to large cap stocks that was prevalent during 1998 and 1999, is now back to historical average levels. Our caution regarding the equity markets is based on valuation, which still trends above historical averages for some sectors. The S&P Information Technology sector currently trades at a price-to-sales (P/S) ratio of 3 times, which is well above its 15-year average of 1.4 times. We believe that the strong move upward by Information Technology shares during the fourth quarter of 2001, in spite of continued deterioration in business fundamentals, is a bear market rally during a secular trend towards historical valuation levels. Within the S&P 500, the valuation argument still favors value strategies as the relative price-to-earnings (P/E) multiple of the S&P/Barra Value Index versus the S&P/Barra Growth6 Index is below historical averages. Our strategy for 2002 remains the same. We will continue to utilize our investment disciplines to seek out undervalued leading companies for additions to the portfolio and eliminate those with weakening fundamentals or overvaluation.

4 The S&P 500 Barra Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

6 The S&P 500 Barra Growth Index is a capitalization-weighted index of stocks in the S&P 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	(4.21)%
5 Years	10.24%
Start of Performance (2/10/1994)	13.03%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 2001, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2001

Shares			Value
		COMMON STOCKS--95.6%
		Consumer Discretionary--9.9%
272,700	[1]	Charter Communications, Inc., Class A	$4,480,461
94,400	[1]	Federated Department Stores, Inc.	3,860,960
195,970		Ford Motor Co.	3,080,648
45,427		General Motors Corp.	2,207,752
49,500		Johnson Controls, Inc.	3,997,125
85,300		Liz Claiborne, Inc.	4,243,675
55,500		Lowe's Cos., Inc.	2,575,755
221,200		News Corp. Ltd., ADR	5,852,952
117,800		TRW, Inc.	4,363,312
286,000	[1]	Toys `R' Us, Inc.	5,931,640
103,578	[1]	Viacom, Inc., Class B	4,572,969

		TOTAL	45,167,249

		Consumer Staples--6.8%
131,000		Anheuser-Busch Cos., Inc.	5,922,510
68,300		Kimberly-Clark Corp.	4,084,340
191,000		Philip Morris Cos., Inc.	8,757,350
220,700		Sara Lee Corp.	4,906,161
212,000		UST, Inc.	7,420,000

		TOTAL	31,090,361

		Energy--9.4%
127,000		BP PLC, ADR	5,906,770
78,500		ChevronTexaco Corp.	7,034,385
135,500		Diamond Offshore Drilling, Inc.	4,119,200
164,000		Exxon Mobil Corp.	6,445,200
41,800		Phillips Petroleum Co.	2,518,868
119,100		Sunoco, Inc.	4,447,194
233,900		USX -- Marathon Group, Inc.	7,017,000
148,000		Unocal Corp.	5,338,360

		TOTAL	42,826,977

		Financials--18.6%
209,500		Allstate Corp.	7,060,150
130,900		Bank of America Corp.	8,240,155
121,000		Bear Stearns Cos., Inc.	7,095,440
68,500		Citigroup, Inc.	3,457,880
73,400		Countrywide Credit Industries, Inc.	3,007,198
139,200		Lincoln National Corp.	6,760,944
137,200		Loews Corp.	7,598,136
133,000		MBIA, Inc.	7,132,790
53,400		Marsh & McLennan Cos., Inc.	5,737,830
128,500		Morgan Stanley Dean Witter & Co.	7,188,290
123,000		PNC Financial Services Group	6,912,600
23,100	[1]	Principal Financial Group, Inc.	554,400
177,000		Wachovia Corp.	5,550,720
253,500		Washington Mutual, Inc.	8,289,450

		TOTAL	84,585,983

Shares			Value
		COMMON STOCKS--continued
		Healthcare--10.6%
122,000		Abbott Laboratories	$6,801,500
137,200		Baxter International, Inc.	7,358,036
112,600		Bristol-Myers Squibb Co.	5,742,600
54,500		CIGNA Corp.	5,049,425
567,600	[1]	Healthsouth Corp.	8,411,832
131,597		Pharmacia Corp.	5,612,612
89,800		Schering Plough Corp.	3,215,738
87,700		United Health Group, Inc.	6,206,529

		TOTAL	48,398,272

		Industrials--16.6%
265,484	[1]	ABB Ltd., ADR	2,498,204
228,700		Block (H&R), Inc.	10,222,890
600,464	[1]	Cendant Corp.	11,775,099
137,300		First Data Corp.	10,771,185
56,800		General Dynamics Corp.	4,523,552
110,000		Ingersoll-Rand Co.	4,599,100
40,000		Minnesota Mining & Manufacturing Co.	4,728,400
26,000		Northrop Grumman Corp.	2,621,060
87,700		Textron, Inc.	3,636,042
240,000		Tyco International Ltd.	14,136,000
195,900		Waste Management, Inc.	6,251,169

		TOTAL	75,762,701

		Information Technology--10.8%
327,500		Compaq Computer Corp.	3,196,400
151,800		Computer Associates International, Inc.	5,235,582
81,300	[1]	Computer Sciences Corp.	3,982,074
123,100		Electronic Data Systems Corp.	8,438,505
211,900		Hewlett-Packard Co.	4,352,426
65,400		International Business Machines Corp.	7,910,784
73,700	[1]	Lexmark International Group, Class A	4,348,300
391,600		Lucent Technologies, Inc.	2,463,164
241,700		Motorola, Inc.	3,630,334
179,400	[1]	Novell, Inc.	823,446
238,600	[1]	Storage Technology Corp.	4,931,862

		TOTAL	49,312,877

		Materials--2.2%
51,300		Air Products & Chemicals, Inc.	2,406,483
65,600		Alcoa, Inc.	2,332,080
120,000		Du Pont (E.I.) de Nemours & Co.	5,101,200

		TOTAL	9,839,763

		Telecommunication Services--6.3%
132,050		AT&T Corp.	2,395,387
125,000		BellSouth Corp.	4,768,750
154,800		SBC Communications, Inc.	6,063,516
213,900		Sprint Corp. -- FON Group	4,295,112
25,000		Telephone and Data Systems, Inc.	2,243,750
193,206		Verizon Communications, Inc.	9,169,557

		TOTAL	28,936,072

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--4.4%
103,900		Cinergy Corp.	$3,473,377
175,200		Entergy Corp.	6,852,072
101,200		FPL Group, Inc.	5,707,680
150,800		Reliant Energy, Inc.	3,999,216

		TOTAL	20,032,345

		TOTAL COMMON STOCKS (IDENTIFIED COST $368,520,243)	435,952,600

		PREFERRED STOCKS--2.9%
		Financials--1.1%
51,000		Metropolitan Life Insurance Co., Conv. Pfd.	5,042,625

		Industrials--1.8%
31,100		Northrop Grumman Corp., Conv. Pfd.	3,464,540
97,000		Union Pacific Capital Trust, Conv. Pfd.	4,621,662

		TOTAL	8,086,202

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $9,830,949)	13,128,827

		REPURCHASE AGREEMENT--2.1%[2]
$9,809,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	9,809,000

		TOTAL INVESTMENTS (IDENTIFIED COST $388,160,192)[3]	$458,890,427

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $388,457,890. The net unrealized appreciation of investments on a federal tax basis amounts to $70,432,537 which is comprised of $101,873,713 appreciation and $31,441,176 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($455,967,968) at December 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $388,160,192)		$458,890,427
Cash		46
Income receivable		468,465
Receivable for investments sold		731,009
Receivable for shares sold		70,136

TOTAL ASSETS		460,160,083

Liabilities:
Payable for investments purchased	$4,052,132
Payable for shares redeemed	125,963
Accrued expenses	14,020

TOTAL LIABILITIES		4,192,115

Net assets for 23,684,393 shares outstanding		$455,967,968

Net Assets Consist of:
Paid in capital		$397,393,107
Net unrealized appreciation of investments		70,730,235
Accumulated net realized loss on investments		(16,557,830)
Undistributed net investment income		4,402,456

TOTAL NET ASSETS		$455,967,968

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$455,967,968 ÷ 23,684,393 shares outstanding		$19.25

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $55,319)		$7,707,483
Interest		731,568

TOTAL INCOME		8,439,051

Expenses:
Investment adviser fee	$3,504,434
Administrative personnel and services fee	351,771
Custodian fees	25,074
Transfer and dividend disbursing agent fees and expenses	16,598
Directors'/Trustees' fees	4,258
Auditing fees	12,609
Legal fees	4,765
Portfolio accounting fees	89,556
Share registration costs	903
Printing and postage	29,660
Insurance premiums	1,895
Miscellaneous	3,751

TOTAL EXPENSES	4,045,274

Fees paid indirectly from directed broker arrangements	(9,568)

Net expenses		4,035,706

Net investment income		4,403,345

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(15,850,549)
Net change in unrealized appreciation of investments		(9,388,118)

Net realized and unrealized loss on investments		(25,238,667)

Change in net assets resulting from operations		$(20,835,322)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,403,345	$6,476,672
Net realized gain (loss) on investments	(15,850,549)	2,491,773
Net change in unrealized appreciation on investments	(9,388,118)	2,302,897

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(20,835,322)	11,271,342

Distributions to Shareholders:
Distributions from net investment income	(6,475,052)	(4,310,915)
Distributions from net realized gain on investments	(2,820,939)	(13,042,541)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,295,991)	(17,353,456)

Share Transactions:
Proceeds from sale of shares	73,866,893	75,527,082
Net asset value of shares issued to shareholders in payment of distributions declared	9,295,989	17,353,452
Cost of shares redeemed	(82,675,669)	(78,612,394)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	487,213	14,268,140

Change in net assets	(29,644,100)	8,186,026

Net Assets:
Beginning of period	485,612,068	477,426,042

End of period (including undistributed net investment income of $4,405,786 and $6,476,603, respectively)	$455,967,968	$485,612,068

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$20.52	$20.82	$21.68	$19.63	$15.26
Income from Investment Operations:
Net investment income	0.19	0.27	0.19	0.20	0.19
Net realized and unrealized gain (loss) on investments	(1.07)	0.19	1.19	3.20	4.64

TOTAL FROM INVESTMENT OPERATIONS	(0.88)	0.46	1.38	3.40	4.83

Less Distributions:
Distributions from net investment income	(0.27)	(0.19)	(0.20)	(0.10)	(0.10)
Distributions from net realized gain on investments	(0.12)	(0.57)	(2.04)	(1.25)	(0.36)

TOTAL DISTRIBUTIONS	(0.39)	(0.76)	(2.24)	(1.35)	(0.46)

Net Asset Value, End of Period	$19.25	$20.52	$20.82	$21.68	$19.63

Total Return[1]	(4.21)%	2.38%	6.67%	17.62%	32.34%

Ratios to Average Net Assets:

Expenses	0.87%[2]	0.87%	0.88%	0.88%	0.85%

Net investment income	0.94%	1.38%	0.95%	1.06%	1.18%

Expense waiver/reimbursement[3]	--	--	--	0.01%	0.09%

Supplemental Data:

Net assets, end of period (000 omitted)	$455,968	$485,612	$477,426	$418,212	$305,796

Portfolio turnover	27%	38%	29%	58%	56%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 0.86% after taking into account these expense reductions.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds and fixed income securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

As required, effective January 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize long-term premiums or discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to tax equalization. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Undistributed Net Investment Income	Paid In Capital
$(2,440)	$2,440

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$6,474,163

Long-term capital gains	2,821,829

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 4,404,279

Undistributed long-term gains	--

Unrealized appreciation	70,432,537

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $16,261,955, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	3,754,498	3,804,936
Shares issued to shareholders in payment of distributions declared	497,111	883,561
Shares redeemed	(4,231,647)	(3,955,077)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	19,962	733,420

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $9,568 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$130,388,091

Sales	$124,175,575

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $2,820,940 as capital gain dividends for the year ended December 31, 2001.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001, and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916405

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00843-01 (2/02)

Federated Investors
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Quality Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and the financial statements.

This fund pursues income from a portfolio of high quality securities that include U.S. Treasury and agency bonds as well as investment-grade corporate bonds. The year 2001 was excellent for high quality bonds and that is reflected in the fund's total return performance. Also, high quality bonds remain a traditional investment for income and serve as a relatively conservative complement to more aggressive stock holdings.

During the reporting period, the fund produced a total return of 8.01% and its net asset value increased from $10.72 to $11.27.1 It also delivered income to shareholders totaling $0.269 per share. At the end of the reporting period, the fund's net assets totaled $287.7 million.

Thank you for choosing Federated Quality Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high quality bonds. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Bond investors enjoyed the second half of 2001 as much as the first half of the year as interest rates continued to fall. The Federal Reserve Board (the "Fed") pursued an aggressive easing in monetary policy in the second half that left the federal funds target rate at a 40-year low of 1.75%. The Fed had plenty of justification for easing aggressively. Late summer saw growing signs that the economy might be slipping into recession. Then the September 11 attack, and resulting financial market turmoil in the weeks to follow, heightened their concerns considerably about the economic outlook. Short-term interest rates fell nearly 2% over the second half, while long term yields (10-year Treasury yields) fell about 40 basis points. The yield curve steepened as the bond market perceived that lower rates would lead to a renewal of economic activity, with some inflation expectations embedded in long rates.

Sector performance was bifurcated over the second half of the year. It was a tough six months for Corporate and Mortgage-Backed Security sectors. Both these sectors had negative excess returns over Treasurys, while Asset-Backed Security sectors and U.S. Agencies enjoyed positive excess returns. Corporates were hurt by increasing credit concerns, while lower interest rates raised prepayment risks in mortgages. In fact, September was a particularly difficult month for corporates, as this sector suffered negative excess returns of 204 basis points for the month, later recovering some of this back. For the second half, corporates had negative excess returns of 28 basis points.

Federated Quality Bond Fund II Portfolio Review: For 2001, the fund produced a total return of 8.01%. This compares to 7.59% for the Lipper Intermediate Investment Grade Debt category.2 The fund's performance was negatively affected by an overweight to corporates and mortgage-backed securities. The fund was initialized on April 28, 1999. Since inception, the fund has produced a compound average annual total return (coupon income plus price appreciation) of 6.01%.

The fund continued its fast-paced growth in the portfolio due to investors' preferences of allocating more monies to bond funds, and due to the attractive duration and sector niches that the fund enjoys.3 At the end of June 2001, the fund's net assets stood at $201.1 million, and they finished the year at nearly $288 million.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The fund maintained a majority of the portfolio in corporate bonds over the past six months. As of December 31, 2001, corporates amounted to 64.9% of the portfolio. We used the weakness in corporates after the September 11, 2001 attack to add significantly to our corporate exposure. We were also overweighted in other spread products such as U.S. Agency securities, mortgage-backed securities, and asset-backed securities.

We have not made any major changes in our industry exposures over the past 6 months. In terms of overweights in the portfolio, we still like the relative value characteristics of Airlines (via Enhanced Equipment Trust Certificates (EETC) securities), Energy, Metals, Brokers, Retailers, Services, Insurance, and Environmental. We have underweighted Autos, Capital Goods, Chemicals, Telecom, Banks, and Finance Companies. Looking forward, we expect to remain neutral in duration. Our yield curve strategy is to be very barbelled to take advantage of a flattening yield curve. A "barbelled" portfolio structure consist primarily of securities with durations above and below the average duration. The Adviser may use this structure, for example, when it expects the difference between longer term and shorter term interest rates to decrease.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	8.01%
Start of Performance (4/28/1999)	6.01%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (the "Fund") from April 28, 1999 (start of performance) to December 31, 2001 compared to the Lehman Brothers Credit Bond Index/Lehman Brothers Government/Credit Total Index (LBCB/LBGCT),2 the Lehman Brothers Credit Bond Index (LBCB)2 and the Lehman Government/Credit Total Index (LBGCT).2

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance production contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB/LBGCT, the LBCB and the LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCB/LBGCT is a weighted index that combines components of the LBCB and the LBGCT. Figures shown for the index assume a constant weighting of 50% LBCB and 50% LBGCT throughout the period. The LBCB/LBGCT, the LBCB and the LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.3%
$900,000		Green Tree Financial Corp. (Series1999-5), Class B1, 9.20%, 4/1/2031	$915,022
1,250,000		MBNA Master Credit Card Trust (Series 2000-A), Class A, 7.35%, 7/16/2007	1,356,987
1,124,469	[1]	Option One Mortgage Securities Corp. (Series 2001-3), Class CTFS, 9.66%, 9/26/2031	1,124,314
450,000		Prime Credit Card Master Trust (Series 2000-1), Class A, 6.70%, 10/15/2009	481,617

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,721,484)	3,877,940

		CORPORATE BONDS--64.9%
		Aerospace & Defense--1.9%
1,000,000		Boeing Capital Corp., 6.50%, 2/15/2012	992,960
1,500,000		Boeing Capital Corp., MTN, 6.68%, 12/1/2003	1,567,635
2,500,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	2,814,225

		TOTAL	5,374,820

		Air Transportation--0.5%
63,501		Continental Airlines, Inc., Pass Thru Cert. (Series 1999-2), Class C1, 7.73%, 3/15/2011	45,879
450,000		Delta Air Lines, Inc., Pass Thru Cert. (Series 2000-1), Class B, 7.92%, 11/18/2010	438,003
737,129		Northwest Airlines Corp., Pass Thru Cert. (Series 2000-1), Class G, 8.072%, 10/1/2019	734,601
200,000		United Air Lines, Pass Thru Cert. (Series 2000-1), Class A2, 7.73%, 7/1/2010	176,740

		TOTAL	1,395,223

		Automotive--1.0%
195,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	179,788
1,500,000		General Motors Corp., Unsecd. Note, 7.20%, 1/15/2011	1,499,415
200,000		General Motors Corp., MTN, 9.45%, 11/1/2011	234,060
558,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	563,898
350,000		Hertz Corp., Sr. Note, 7.625%, 8/15/2007	351,893

		TOTAL	2,829,054

		Banking--2.8%
250,000		Banco Santander Central Hispano, SA, Bank Guarantee, 7.875%, 4/15/2005	266,077
1,275,000	[1]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	1,423,668
1,000,000		Capital One Bank, 6.875%, 2/1/2006	975,480
275,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	271,430
285,000		PNC Funding Corp., Unsecd. Sub. Note, 6.875%, 7/15/2007	300,866
1,750,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	1,854,230
750,000	[1]	Regional Diversified Funding, Sr. Note, 9.25%, 3/15/2030	769,534
2,000,000		Washington Mutual, Inc., Note, 7.50%, 8/15/2006	2,168,900

		TOTAL	8,030,185

		Beverage & Tobacco--0.9%
1,000,000		Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005	1,034,250
1,500,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	1,594,425

		TOTAL	2,628,675

		Broadcast Radio & TV--3.0%
3,000,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	3,072,570
1,000,000		Clear Channel Communications, Inc., Sr. Note, 7.65%, 9/15/2010	1,034,050
1,700,000	[1]	Grupo Televisa S.A., 8.00%, 9/13/2011	1,711,424
2,750,000		Univision Communications, Inc., 7.85%, 7/15/2011	2,852,850

		TOTAL	8,670,894

Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--1.5%
$1,125,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	$1,284,401
2,900,000		Cox Communications, Inc., MTN, 6.69%, 9/20/2004	3,040,911

		TOTAL	4,325,312

		Consumer Products--1.1%
850,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	913,061
2,250,000		Sara Lee Corp., 6.25%, 9/15/2011	2,287,575

		TOTAL	3,200,636

		Ecological Services & Equipment--1.4%
1,500,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	1,515,825
2,575,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	2,644,036

		TOTAL	4,159,861

		Education--0.1%
250,000		Boston University, 7.625%, 7/15/2097	249,927

		Finance - Automotive--1.1%
1,750,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	1,731,642
400,000		General Motors Acceptance Corp., MTN, 6.75%, 12/10/2002	410,512
900,000		General Motors Acceptance Corp., MTN, 7.50%, 7/15/2005	936,837

		TOTAL	3,078,991

		Finance - Retail--0.8%
1,512,000		Sears Roebuck Acceptance Corp., 6.75%, 8/15/2011	1,500,600
800,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	828,704

		TOTAL	2,329,304

		Financial Intermediaries--5.2%
2,000,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	2,059,780
1,500,000	[1]	FMR Corp., Bond, 7.57%, 6/15/2029	1,620,675
1,500,000		Goldman Sachs Group, Inc., Note, Series B, MTN, 7.35%, 10/1/2009	1,585,350
1,250,000		Lehman Brothers Holdings, Inc., Bond, 7.875%, 8/15/2010	1,364,812
850,000		Lehman Brothers Holdings, Inc., MTN, 7.00%, 5/15/2003	889,176
1,445,000		Marsh & McLennan Cos., Inc., Sr. Note, 7.125%, 6/15/2009	1,526,903
2,000,000		Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006	2,163,300
2,000,000		Morgan Stanley Group, Inc., Sr. Unsub, 7.125%, 1/15/2003	2,087,800
1,000,000		Salomon Smith Barney Holdings, Inc., Sr. Note, 6.125%, 1/15/2003	1,029,790
575,000		Salomon, Inc., Note, 7.20%, 2/1/2004	613,375

		TOTAL	14,940,961

		Financial Services--1.7%
800,000		Aristar, Inc., Sr. Note, 5.85%, 1/27/2004	827,880
1,500,000		Associates Corp. of North America, Sr. Note, 6.875%, 8/1/2003	1,576,005
1,000,000		General Electric Capital Corp., 7.25%, 5/3/2004	1,075,380
1,000,000		General Electric Capital Corp., MTN, 6.65%, 9/3/2002	1,027,410

		TOTAL	4,506,675

		Food & Drug Retailers--1.6%
2,000,000		Kroger Co., 7.25%, 6/1/2009	2,095,020
400,000		Safeway, Inc., 6.05%, 11/15/2003	413,900
1,600,000		Safeway, Inc., Note, 7.25%, 9/15/2004	1,703,840
500,000		Safeway, Inc., Note, 7.50%, 9/15/2009	541,000

		TOTAL	4,753,760

Principal Amount			Value
		CORPORATE BONDS--continued
		Food Products--1.5%
$3,000,000	[1]	Kellogg Co., 7.45%, 4/1/2031	$3,238,500
1,000,000		Kraft Foods, Inc., 5.625%, 11/1/2011	973,240

		TOTAL	4,211,740

		Forest Products--1.1%
3,000,000		Abitibi-Consolidated, Inc., Bond, 8.55%, 8/1/2010	3,130,020

		Health Services--0.8%
1,400,000		Guidant Corp., 6.15%, 2/15/2006	1,411,858
750,000		UnitedHealth Group, Inc., Note, 7.50%, 11/15/2005	801,165

		TOTAL	2,213,023

		Industrial Products & Equipment--1.0%
3,000,000		Tyco International Group, 6.375%, 10/15/2011	2,939,550

		Insurance--1.8%
500,000		AXA Financial, Inc., Sr. Note, 7.75%, 8/1/2010	542,410
1,000,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	1,114,240
400,000		Allmerica Financial Corp., Sr. Note, 7.625%, 10/15/2025	399,580
1,250,000		CNA Financial Corp., Note, 6.95%, 1/15/2018	921,125
500,000		Continental Corp., Note, 7.25%, 3/1/2003	506,425
900,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	934,677
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	239,865
400,000		USF&G Capital II, Company Guarantee, 8.47%, 1/10/2027	398,688
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	250,157

		TOTAL	5,307,167

		Leisure & Entertainment--1.5%
750,000		International Speedway Corp., Company Guarantee, 7.875%, 10/15/2004	780,615
250,000		Paramount Communications, Inc., Sr. Deb., 8.25%, 8/1/2022	269,117
107,000		Paramount Communications, Inc., Sr. Note, 7.50%, 1/15/2002	107,230
3,000,000		Viacom, Inc., 7.70%, 7/30/2010	3,271,410

		TOTAL	4,428,372

		Metals & Mining--1.8%
2,137,000		Barrick Gold Finance, Inc. Company Guarantee, 7.50%, 5/1/2007	2,256,501
1,000,000		Inco Ltd., Note, 9.60%, 6/15/2022	1,033,110
1,625,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	1,685,434
125,000		Noranda, Inc., Deb., 8.625%, 7/15/2002	127,757

		TOTAL	5,102,802

		Oil & Gas--6.1%
500,000		Apache Finance Pty Ltd., Company Guarantee, 7.00%, 3/15/2009	519,570
2,000,000		Conoco, Inc., 6.35%, 10/15/2011	2,023,000
1,200,000	[1]	EOG Company of Canada, Company Guarantee, 7.00%, 12/1/2011	1,179,156
250,000		Enterprise Oil, Bond, 7.00%, 5/1/2018	242,065
250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	249,055
2,500,000		Husky Oil Ltd., Sr. Unsecd. Note, 7.125%, 11/15/2006	2,597,625
1,250,000		Norcen Energy Resources, Inc., Sr. Deb., 6.80%, 7/2/2002	1,276,475
1,415,000		Occidental Petroleum Corp., Sr. Note, 6.75%, 11/15/2002	1,458,228
2,000,000	[1]	Pemex Project Funding Master, 9.125%, 10/13/2010	2,127,180
2,485,000		Tosco Corp., Unsecd. Note, 8.125%, 2/15/2030	2,847,437
650,000		Union Pacific Resources Group, Inc., Unsecd. Note, 7.00%, 10/15/2006	685,665
1,800,000	[1]	WCG Note Trust, Sr. Note, 8.25%, 3/15/2004	1,753,254
2,600,000	[1]	Yosemite Securities Trust I, Bond, 8.25%, 11/15/2004	468,000

		TOTAL	17,426,710

Principal Amount			Value
		CORPORATE BONDS--continued
		Pharmaceutical--1.0%
$1,500,000		American Home Products Corp., Note, 6.25%, 3/15/2006	$1,554,930
380,000		American Home Products Corp., Note, 7.90%, 2/15/2005	409,013
900,000		Merck & Co., Inc., Sr. Deb., 6.30%, 1/1/2026	891,684

		TOTAL	2,855,627

		Printing & Publishing--1.5%
1,750,000		News America Holdings, Inc., Sr. Note, 8.50%, 2/15/2005	1,875,108
2,280,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	2,310,689

		TOTAL	4,185,797

		Rail Industry--0.6%
233,844		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	252,348
1,400,000		Canadian Pacific RR, 6.25%, 10/15/2011	1,389,906

		TOTAL	1,642,254

		Real Estate--1.2%
1,250,000		EOP Operating LP, Note, 7.375%, 11/15/2003	1,320,638
1,150,000		EOP Operating LP, Note, 7.75%, 11/15/2007	1,230,374
400,000		Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006	422,324
393,000		Storage USA, Deb., 7.50%, 12/1/2027	395,059

		TOTAL	3,368,395

		Retailers--3.9%
1,600,000	[1]	CVS Corp., 5.625%, 3/15/2006	1,598,192
200,000		Dayton-Hudson Corp., Deb., 8.50%, 12/1/2022	215,536
1,500,000		Federated Department Stores, Inc., Sr. Note, 8.125%, 10/15/2002	1,568,205
1,050,000		Sears, Roebuck & Co., MTN, 10.00%, 2/3/2012	1,248,860
2,500,000		TJX Cos., Inc., 7.45%, 12/15/2009	2,594,675
1,700,000		Target Corp., Note, 5.40%, 10/1/2008	1,671,593
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	325,102
2,000,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	2,151,520

		TOTAL	11,373,683

		Sovereign--1.7%
1,000,000		Korea Development Bank, Sr. Unsecd. Bond, 6.50%, 11/15/2002	1,026,940
1,000,000		Quebec, Province of, 5.50%, 4/11/2006	1,022,250
2,000,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	2,236,140
500,000		Sweden, Kingdom of, Deb., 10.25%, 11/1/2015	629,355

		TOTAL	4,914,685

		Steel--0.4%
1,250,000		Allegheny Technologies, Inc., Note, 8.375%, 12/15/2011	1,241,550

		Supranational--0.5%
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,536,540

		Technology Services--1.5%
875,000		Computer Sciences Corp., 7.375%, 6/15/2011	913,465
2,000,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	1,856,300
339,000		International Business Machines Corp., Note, 7.25%, 11/1/2002	354,625
1,250,000		Unisys Corp., 8.125%, 6/1/2006	1,246,875

		TOTAL	4,371,265

Principal Amount			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--7.9%
$1,000,000	[1]	AT&T Corp., 7.30%, 11/15/2011	$1,027,620
2,200,000	[1]	AT&T Wireless Group, Note, 7.875%, 3/1/2011	2,349,952
2,000,000		CenturyTel, Inc., Sr. Note, 8.375%, 10/15/2010	2,107,320
2,100,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	2,336,439
900,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	927,054
550,000		Intermedia Communications, Inc., Sr. Disc. Note, Series B, 12.25%, 3/1/2009	490,875
200,000		MetroNet Communications Corp., Sr. Note, 10.625%, 11/1/2008	124,500
250,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	150,313
1,000,000	[1]	Qwest Capital Funding, 7.25%, 2/15/2011	976,220
2,000,000	[1]	Qwest Capital Funding, 7.75%, 2/15/2031	1,881,720
1,900,000		Sprint Capital Corp., Company Guarantee, 6.375%, 5/1/2009	1,854,913
1,200,000		Telecom de Puerto Rico, Company Guarantee, 6.15%, 5/15/2002	1,213,836
750,000		Telecom de Puerto Rico, Sr. Note, 6.65%, 5/15/2006	762,248
3,000,000		Verizon Global Funding, Note, 7.25%, 12/1/2010	3,213,690
3,100,000		WorldCom, Inc., 7.50%, 5/15/2011	3,181,964

		TOTAL	22,598,664

		Utilities--4.6%
3,000,000		Arizona Public Service Co., 6.375%, 10/15/2011	2,903,730
3,000,000	[1]	DPL, Inc., Note, 6.875%, 9/1/2011	2,953,530
2,700,000		FirstEnergy Corp., 6.45%, 11/15/2011	2,642,382
2,400,000	[1]	Israel Electric Corp. Ltd., Note, 7.95%, 5/30/2011	2,545,200
100,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	91,180
1,750,000	[1]	PSEG Power LLC, 7.75%, 4/15/2011	1,834,805
350,000		Utilicorp United, Inc., Sr. Note, 7.95%, 2/1/2011	362,611

		TOTAL	13,333,438

		TOTAL CORPORATE BONDS (IDENTIFIED COST $185,542,133)	186,655,560

		MORTGAGE BACKED SECURITIES--9.3%
		Federal Home Loan Mortgage Corporation--0.8%
2,373,171		6.50% - 8.00%, 4/1/2015 - 9/1/2030	2,448,213

		Federal National Mortgage Association--8.3%
23,771,447		5.50% - 7.00%, 2/15/2006 -- 8/1/2031	23,894,399

		Government National Mortgage Association--0.2%
524,272		8.00%, 8/15/2029 -- 9/15/2030	548,794

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $26,658,557)	26,891,406

		MUNICIPALS--0.3%
		Education--0.2%
625,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007	706,513

		Municipal Services--0.1%
250,000		Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable Revenue Bonds (Series 9), 8.95% Bonds (Minneapolis/St. Paul, MN), 1/1/2022	261,250

		TOTAL MUNICIPALS (IDENTIFIED COST $957,264)	967,763

		U.S. TREASURY OBLIGATIONS--14.5%
16,900,000		U.S. Treasury Bond, 6.88% - 11.25%, 2/15/2015 -- 8/15/2025	22,365,767
18,491,560		U.S. Treasury Note, 3.50% - 6.50%, 10/15/2006 -- 8/15/2011	19,434,004

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $42,518,441)	41,799,771

Shares or Principal Amount			Value
		PREFERRED STOCKS--0.2%
		Financial Intermediaries--0.1%
5,000		Citigroup, Inc., Cumulative Pfd., $3.18	$247,500

		Telecommunications & Cellular--0.1%
10,000		TCI Communications Financing II Pfd., $2.50	250,800

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $503,205)	498,300

		REPURCHASE AGREEMENT--7.6%[2]
$21,880,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	21,880,000

		TOTAL INVESTMENTS (IDENTIFIED COST $281,781,084)[3]	$282,570,740

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At December 31, 2001, these securities amounted to $30,924,281 which represents 10.7% of net assets.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $281,807,712. The net unrealized appreciation of investments on a federal tax basis amounts to $763,028 which is comprised of $5,185,631 appreciation and $4,422,603 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($287,686,334) at December 31, 2001.

The following acronyms are used throughout this portfolio:

GO	--General Obligation
MTN	--Medium Term Note
REIT	--Real Estate Investment Trust
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $281,781,084)		$282,570,740
Cash		739
Income receivable		4,218,977
Receivable for shares sold		860,504
Receivable for investments sold		94,753

TOTAL ASSETS		287,745,713

Liabilities:
Payable for shares redeemed	$170
Payable for share registration costs	45,143
Payable for audit fees	11,802
Accrued expenses	2,264

TOTAL LIABILITIES		59,379

Net assets for 25,524,852 shares outstanding		$287,686,334

Net Assets Consist of:
Paid in capital		$270,767,635
Net unrealized appreciation of investments		789,656
Accumulated net realized gain on investments		4,370,095
Undistributed net investment income		11,758,948

TOTAL NET ASSETS		$287,686,334

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$287,686,334 ÷ 25,524,852 shares outstanding		$11.27

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends			$40,912
Interest			13,181,641

TOTAL INCOME			13,222,553

Expenses:
Investment adviser fee		$1,250,880
Administrative personnel and services fee		156,939
Custodian fees		13,489
Transfer and dividend disbursing agent fees and expenses		17,449
Directors'/Trustees' fees		2,102
Auditing fees		7,453
Legal fees		725
Portfolio accounting fees		57,545
Shareholder services fee		521,200
Share registration costs		51,669
Printing and postage		11,059
Insurance premiums		1,245
Miscellaneous		35

TOTAL EXPENSES		2,091,790

Waivers:
Waiver of investment adviser fee	$(108,190)
Waiver of shareholder services fee	(521,200)

TOTAL WAIVERS		(629,390)

Net expenses			1,462,400

Net investment income			11,760,153

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			4,371,004
Net change in unrealized appreciation of investments			(1,923,084)

Net realized and unrealized gain on investments			2,447,920

Change in net assets resulting from operations			$14,208,073

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,760,153	$3,955,089
Net realized gain on investments	4,371,004	460,444
Net change in unrealized appreciation of investments	(1,923,084)	3,009,273

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,208,073	7,424,806

Distributions to Shareholders:
Distributions from net investment income	(3,850,644)	(437,589)
Distributions from net realized gain on investments	(390,500)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,241,144)	(437,589)

Share Transactions:
Proceeds from sale of shares	224,904,936	105,076,487
Net asset value of shares issued to shareholders in payment of distributions declared	4,241,144	437,589
Cost of shares redeemed	(71,209,648)	(11,340,581)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	157,936,432	94,173,495

Change in net assets	167,903,361	101,160,712

Net Assets:
Beginning of period	119,782,973	18,622,261

End of period (including undistributed net investment income of $11,758,948 and $3,849,439, respectively)	$287,686,334	$119,782,973

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$10.72	$ 9.80	$10.00
Income From Investment Operations:
Net investment income	0.39	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.46	0.76	(0.38)

TOTAL FROM INVESTMENT OPERATIONS	0.85	1.02	(0.20)

Less Distributions:
Distributions from net investment income	(0.27)	(0.10)	--
Distributions from net realized gain on investments	(0.03)	--	--

TOTAL DISTRIBUTIONS	(0.30)	(0.10)	--

Net Asset Value, End of Period	$11.27	$10.72	$ 9.80

Total Return[2]	8.01%	10.45%	(2.00)%

Ratios to Average Net Assets:

Expenses	0.70%	0.70%	0.68%[3]

Net investment income	5.64%	6.57%	6.11%[3]

Expense waiver/reimbursement[4]	0.30%	0.57%	2.82%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$287,686	$119,783	$18,622

Portfolio turnover	106%	65%	119%

1 Reflects operations for the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end, regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

The tax composition of dividends was as follows:

Ordinary income	$4,241,144

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,263,200

Undistributed long-term gains	892,465

Unrealized appreciation	763,028

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	20,311,463	10,358,711
Shares issued to shareholders in payment of distributions declared	392,335	44,470
Shares redeemed	(6,350,808)	(1,131,006)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	14,352,990	9,272,175

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that the ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$149,793,240

Sales	$22,594,769

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2001, were as follows:

Purchases	$205,821,399

Sales	$187,845,928

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (a portfolio of the Federated Insurance Series) (the "Trust") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916884

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-14 (2/02)

Federated Investors
World-Class Investment Manager

Federated Small Cap Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Enclosed is the Annual Report for Federated Small Cap Strategies Fund II, a portfolio of Federated Insurance Series, which offers you opportunities for long-term capital growth through a portfolio of small company stocks.1 Small company stocks offer the potential for higher returns over time in exchange for a higher level of risk as compared to stocks issued by larger, well-established companies. To help reduce risk, the fund's portfolio is carefully selected and broadly diversified.

This report covers the fund's fiscal year from January 1 through December 31, 2001, and it includes an investment review by the fund's portfolio manager and a complete listing of the fund's holdings and financial statements.

For the fiscal year ended December 31, 2001, Federated Small Cap Strategies Fund II produced a total return of (1.33)%, with net asset value per share decreasing only slightly, from $9.51 to $9.38.2 The fund also provided income distributions of $0.004 per share.

As you probably know, 2001 was a difficult year for world markets. This turbulence has affected the fund in that it has not grown in size. As of the end of the fiscal year, net assets for Federated Small Cap Strategies Fund II totaled $6.8 million. Because the fund has not reached a viable size, the fund's Board of Trustees has decided, after careful considerations of the fund's prospects for growth, to liquidate the fund. You will be receiving further information about this process soon.

Investing in small companies can be volatile, and inevitably there will be periods of negative short-term fluctuations as well as periods of positive performance. But equity markets have historically provided attractive returns for investors over time. While market downturns are never welcome, don't let periodic declines cause you to miss out on the potential rewards of long-term investing. Through a variable annuity, you also gain the ability to grow retirement savings free of state and federal taxes, customize an income stream that meets your needs and protect the annuity investment for your family or heirs. Federated's annuity products give you the flexibility to decide how much to invest, when to pay taxes and when to receive income.

As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Small cap stocks have historically experienced greater volatility than average.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses.

Investment Review

The Federated Small Cap Strategies Fund II total return was (1.33)% during the year, underperforming the Russell 2500 Index's return of 1.22%.1 The fund lagged slightly due to weakness in the largest sector--Technology. Both security selection and a slight Technology overweight contributed to underperformance in the Technology sector. Additional weakness in the fund was due to security selection and marginal overweights in the Healthcare and Materials sectors. On the positive side, stock selection in the Industrials and Consumer Staples sectors was strong.

During the year, significant weakness in the Information Technology and Telecommunications Services sectors continued to drag down the market. At first, valuations of small cap Technology stocks contracted considerably. Subsequently, Technology stock fundamentals deteriorated amid lower than expected earnings in the midst of an economic slowdown. September 11 also caused much damage to the stock market. Many previously weak sectors dropped in response to the terrorist activities.

The fund's portfolio showed strength in the consumer- related sectors of Consumer Staples and Consumer Discretionary, both of which performed well during the year in anticipation of an economic recovery. The Consumer Staples sector rose 19%, while the Consumer Discretionary sector rose 24% during 2001. The portfolio exhibited particularly strong performance in the Consumer Staples sector on security selection, with homebuilding stocks up significantly.

1 Russell 2500 Index: Measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index.

GROWTH OF $10,000 INVESTED IN FEDERATED SMALL CAP STRATEGIES FUND II

Average Annual Total Return for the Period Ended 12/31/2001
One Year	(1.33)%

Start of Performance (5/28/1999)	(0.75)%

The graph above illustrates the hypothetical investment of $10,0002 in Federated Small Cap Strategies Fund II (the "Fund") from May 28, 1999 (start of performance) to December 31, 2001 compared to the Russell 2000 Index (RUS2).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

2 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

3 The WSC Index was no longer published after November 19, 2001. Since the WSC is no longer available, the Fund elected to make the RUS2 its benchmark Index. The RUS2 is representative of the securities typically held by the Fund.

Portfolio of Investments

December 31, 2001

Shares			Value
		COMMON STOCKS--82.3%
		Consumer Discretionary--13.5%
300	[1]	99 Cents Only Stores	$11,430
800	[1]	Ann Taylor Stores Corp.	28,000
300	[1]	AutoZone, Inc.	21,540
1,100		Bandag, Inc.	38,236
1,100		Borg-Warner Automotive, Inc.	57,475
300	[1]	CDW Computer Centers, Inc.	16,113
3,100	[1]	Charming Shoppes, Inc.	16,461
400	[1]	Chicos Fas, Inc.	15,880
400	[1]	Christopher & Banks Corp.	13,700
600		Circuit City Stores, Inc.	15,570
3,400	[1]	Comcast Corp., Class A	122,400
600	[1]	Costco Wholesale Corp.	26,628
1,100	[1]	Dollar Tree Stores, Inc.	34,001
900		Dover Downs Entertainment	13,770
300	[1]	Electronics Boutique PLC	11,982
300		Freds, Inc.	12,288
900	[1]	Genesco, Inc.	18,684
300	[1]	Gtech Holdings Corp.	13,587
900		Harman International Industries, Inc.	40,590
500	[1]	Jones Apparel Group, Inc.	16,585
600		KB HOME	24,060
800		Kimball International, Inc., Class B	12,120
500	[1]	Lands' End, Inc.	25,080
500		M/I Schottenstein Homes, Inc.	24,885
600	[1]	Macrovision Corp.	21,132
1,000		Marriott International, Inc., Class A	40,650
900	[1]	Midway Games, Inc.	13,509
200	[1]	NVR, Inc.	40,800
300		OshKosh B'Gosh, Inc., Class A	12,582
200	[1]	Panera Bread Co.	10,408
1,300	[1]	Payless ShoeSource, Inc.	72,995
600		Polaris Industries, Inc.	34,650
600	[1]	Timberland Co., Class A	22,248
500	[1]	Tweeter Home Entertainment Group, Inc.	14,500

		TOTAL	914,539

		Consumer Staples--1.5%
600		Coors Adolph Co., Class B	32,040
500		Philip Morris Cos., Inc.	22,925
600		Procter & Gamble Co.	47,478

		TOTAL	102,443

Shares			Value
		COMMON STOCKS--continued
		Energy--4.0%
600	[1]	Forest Oil Corp.	$16,926
600	[1]	Hanover Compressor Co.	15,156
600		Helmerich & Payne, Inc.	20,028
800	[1]	Key Production Co.	13,600
1,600	[1]	Oceaneering International, Inc.	35,392
1,400	[1]	SEACOR SMIT, Inc.	64,960
1,400	[1]	Stone Energy Corp.	55,300
600		Sunoco, Inc.	22,404
800		Tidewater, Inc.	27,120

		TOTAL	270,886

		Financials--10.0%
500	[1]	Actrade Financial Technologies Ltd.	14,725
800	[1]	Affiliated Managers Group	56,384
500	[1]	Alexander's, Inc.	28,450
1,000		Capital One Financial Corp.	53,950
700		Downey Financial Corp.	28,875
900	[1]	Federal Agricultural Mortgage Association, Class C	36,450
600		Greater Bay Bancorp	17,148
3,700	[1]	INMC Mortgage Holdings, Inc.	86,506
600	[1]	Labranche & Co. Inc.	20,676
400	[1]	Markel Corp.	71,860
600		Pacific Century Financial Corp.	15,534
400		Park National Corp.	37,100
1,300	[1]	Philadelphia Consolidated Holding Corp.	49,023
300		Seacoast Banking Corp. of Florida, Class A	13,920
700	[1]	Silicon Valley Bancshares	18,711
300		Suffolk Bancorp	16,368
1,100		Wilmington Trust Corp.	69,641
400		XL Capital Ltd.	36,544

		TOTAL	671,865

		Healthcare--14.7%
700		Abbott Laboratories	39,025
1,000		Aetna US Healthcare	32,990
1,000	[1]	AmeriPath, Inc.	32,010
800	[1]	Applera Corp.	21,352
1,800	[1]	Apria Healthcare Group, Inc.	44,982
500	[1]	Aviron	24,865
900		Bausch & Lomb, Inc.	33,894
1,200		Cardinal Health, Inc.	77,592
500	[1]	Cerus Corp.	22,875
1,200	[1]	Charles River Laboratories International, Inc.	40,176
900	[1]	Conceptus, Inc.	21,240
1,100	[1]	Cryolife, Inc.	33,000
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
600		Galen Holdings PLC, ADR	$24,720
600	[1]	Genentech, Inc.	32,550
1,300	[1]	Haemonetics Corp.	44,096
400	[1]	IDEC Pharmaceuticals Corp.	27,572
800	[1]	INAMED Corp.	24,056
300	[1]	Imclone Systems, Inc.	13,938
400	[1]	InterMune, Inc.	19,704
700	[1]	Laboratory Corporation of America Holdings	56,595
1,500	[1]	LifePoint Hospitals, Inc.	51,060
900	[1]	Medarex, Inc.	16,164
500	[1]	Medicis Pharmaceutical Corp., Class A	32,295
400	[1]	Myriad Genetics, Inc.	21,056
400	[1]	NPS Pharmaceuticals, Inc.	15,320
300	[1]	Neurocrine Biosciences, Inc.	15,393
800	[1]	Orthofix International NV	29,682
600	[1]	Protein Design Laboratories, Inc.	19,680
300	[1]	Quest Diagnostic, Inc.	21,513
500	[1]	Sepracor, Inc.	28,530
600	[1]	Tenet Healthcare Corp.	35,232
500	[1]	Transkaryotic Therapies, Inc.	21,400
300		Varian Medical Systems, Inc.	21,378

		TOTAL	995,935

		Industrials--9.7%
300	[1]	Alliant Techsystems, Inc.	23,160
600		Arbitron, Inc.	20,490
1,100		CNF Transportation, Inc.	36,905
900	[1]	Checkfree Corp.	16,200
600	[1]	CoStar Group, Inc.	14,406
400	[1]	Concord EFS, Inc.	13,112
700	[1]	Continental Airlines, Inc., Class B	18,347
2,100	[1]	Corporate Executive Board Co.	77,070
400	[1]	DRS Technologies, Inc.	14,260
1,000	[1]	Emcor Group, Inc.	45,400
500	[1]	Genlyte Group, Inc.	14,880
400	[1]	ITT Educational Services, Inc.	14,748
300	[1]	Iron Mountain, Inc.	13,140
400	[1]	Jacobs Engineering Group, Inc.	26,400
500	[1]	Learning Tree International, Inc.	13,950
500	[1]	Mercury Computer Systems, Inc.	19,555
700		NACCO Industries, Inc., Class A	39,753
1,300		NCH Corp.	67,795
1,100	[1]	National Processing, Inc.	35,750
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
200		SPX Corp.	$27,380
300	[1]	Simpson Manufacturing Co., Inc.	17,190
600		SkyWest, Inc.	15,270
300		Strayer Education, Inc.	14,616
600		URS Corp.	16,446
500	[1]	Wilson Greatbatch Technology, Inc.	18,050
400		Woodward Governor Co.	23,300

		TOTAL	657,573

		Information Technology--20.1%
800	[1]	Acxiom Corp.	13,976
600	[1]	Affiliated Computer Services, Inc., Class A	63,678
600		Alpha Industries, Inc.	13,080
600	[1]	Amdocs Ltd.	20,382
800	[1]	Amphenol Corp., Class A	38,440
1,300		Analogic Corp.	50,063
600	[1]	Avant! Corp.	12,294
800	[1]	Avocent Corp.	19,400
600	[1]	Black Box Corp.	31,728
600	[1]	Brooks Automation, Inc.	24,402
700	[1]	Cerner Corp.	34,951
700	[1]	Documentum, Inc.	15,204
500	[1]	Dupont Photomasks, Inc.	21,725
600	[1]	Elantec Semiconductor, Inc.	23,040
600		Electronic Data Systems Corp.	41,130
600	[1]	Embarcadero Technologies, Inc.	14,520
600	[1]	Emulex Corp.	23,706
300	[1]	Expedia, Inc.	12,183
700	[1]	F5 Networks, Inc.	15,078
300		Fair Isaac & Co., Inc.	18,906
700		Fisher Scientific International, Inc.	20,440
1,000		Franklin Electronics, Inc.	82,000
600	[1]	FreeMarkets, Inc.	14,382
500	[1]	Interlogix, Inc.	19,335
500	[1]	Intersil Holding Corp., Class A	16,125
300		Investment Technology Group, Inc.	11,721
700		Keane, Inc.	12,621
400	[1]	Kronos, Inc.	19,352
800	[1]	Macromedia, Inc.	14,240
700	[1]	Manugistics Group, Inc.	14,756
500	[1]	Microsemi Corp.	14,850
700	[1]	Microsoft Corp.	46,375
600	[1]	Microtune, Inc.	14,076
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
200	[1]	NVIDIA Corp.	$13,380
600	[1]	National Instruments Corp.	22,476
600	[1]	NetIQ Corp.	21,156
600	[1]	Network Associates, Inc.	15,510
600	[1]	Numerical Technologies, Inc.	21,120
600	[1]	PRI Automation, Inc.	12,270
400	[1]	Photon Dynamics, Inc.	18,260
600	[1]	Plantronics, Inc.	15,384
600	[1]	Polycom, Inc.	20,640
800	[1]	Powerwave Technologies, Inc.	13,824
600	[1]	Retek, Inc.	17,922
500		Roper Industries, Inc.	24,750
500	[1]	Sage, Inc.	18,535
300	[1]	ScanSource, Inc.	14,280
600	[1]	Silicon Laboratories, Inc.	20,226
500	[1]	THQ, Inc.	24,235
500	[1]	Tollgrade Communications, Inc.	16,675
900	[1]	UTStarcom, Inc.	25,650
600	[1]	Veeco Instruments, Inc.	21,630
600	[1]	WebEx Communications, Inc.	14,910
700	[1]	Websense, Inc.	22,449
700	[1]	Zebra Technologies Corp., Class A	38,857
3,500	[1]	Zoran Corp.	114,240

		TOTAL	1,356,538

		Materials--5.6%
600		Arch Coal, Inc.	13,620
600		Ball Corp.	42,420
1,200		Commercial Metals Corp.	41,976
600	[1]	Cytec Industries, Inc.	16,200
800	[1]	FMC Corp.	47,600
500		Greif Brothers Corp., Class A	16,475
700		Lubrizol Corp.	24,563
800		Massey Energy Co.	16,584
700		OM Group, Inc.	46,333
600		Phelps Dodge Corp.	19,440
1,800		Rayonier, Inc.	90,846

		TOTAL	376,057

		Telecommunication Services--0.2%
400		Conestoga Enterprises, Inc.	12,780

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--3.0%
600		Alliant Energy Corp.	$18,216
1,000		Black Hills Corp.	33,840
1,900		DQE, Inc.	35,967
600		Entergy Corp.	23,466
1,300		Kinder Morgan, Inc.	72,397
800		NUI Corp.	18,960

		TOTAL	202,846

		TOTAL COMMON STOCKS (IDENTIFIED COST $5,553,567)	5,561,462

		REPURCHASE AGREEMENT--12.5%[2]
$849,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	849,000

		TOTAL INVESTMENTS (IDENTIFIED COST $6,402,567)[3]	$6,410,462

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated Funds.

3 The cost of investments for federal tax purposes amounts to $6,420,819. The net unrealized depreciation of investments on a federal tax basis amounts to $10,357 which is comprised of $98,936 appreciation and $109,293 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($6,760,815) at December 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Investments in securities	$5,561,462
Investments in repurchase agreements	849,000

Total investments in securities, at value (identified cost $6,402,567)		$6,410,462
Cash		148
Receivable for investments sold		5,455,503
Income receivable		3,748

TOTAL ASSETS		11,869,861

Liabilities:
Payable for investments purchased	5,079,311
Payable for shares redeemed	9,240
Accrued expenses	20,495

TOTAL LIABILITIES		5,109,046

Net assets for 720,465 shares outstanding		$6,760,815

Net Assets Consist of:
Paid in capital		$8,155,359
Net unrealized appreciation of investments		7,895
Accumulated net realized loss on investments		(1,402,439)

TOTAL NET ASSETS		$6,760,815

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$6,760,815 ÷ 720,465 shares outstanding		$9.38

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $73)			$59,236
Interest			13,663

TOTAL INCOME			72,899

Expenses:
Investment adviser fee		$48,534
Administrative personnel and services fee		124,998
Custodian fees		6,123
Transfer and dividend disbursing agent fees and expenses		18,248
Directors'/Trustees' fees		851
Auditing fees		12,847
Legal fees		2,799
Portfolio accounting fees		48,682
Share registration costs		288
Printing and postage		11,142
Insurance premiums		1,003
Miscellaneous		13

TOTAL EXPENSES		275,528

Waiver and Reimbursement:
Waiver of investment adviser fee	$(48,534)
Reimbursement of other operating expenses	(148,730)

TOTAL WAIVER AND REIMBURSEMENT		(197,264)

Net expenses			78,264

Net operating loss			(5,365)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(55,778)
Net change in unrealized appreciation of investments			(74,532)

Net realized and unrealized loss on investments			(130,310)

Change in net assets resulting from operations			$(135,675)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income (net operating loss)	$(5,365)	$2,627
Net realized loss on investments and foreign currency transactions	(55,778)	(1,346,452)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(74,532)	(423,275)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(135,675)	(1,767,100)

Distributions to Shareholders:
Distributions from net investment income	(2,595)	(1,423)
Distributions from net realized gain on investments and foreign currency transactions	--	(160,133)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,595)	(161,556)

Share Transactions:
Proceeds from sale of shares	1,588,613	6,577,484
Net asset value of shares issued to shareholders in payment of distributions declared	2,382	125,091
Cost of shares redeemed	(1,186,741)	(981,529)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	404,254	5,721,046

Change in net assets	265,984	3,792,390

Net Assets:
Beginning of period	6,494,831	2,702,441

End of period (including undistributed net investment income of $1,413 at December 31, 2000)	$6,760,815	$6,494,831

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$ 9.51	$13.91	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.00)[2]	0.00 [2]	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.13)	(3.75)	3.92

TOTAL FROM INVESTMENT OPERATIONS	(0.13)	(3.75)	3.91

Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	--	(0.64)	--

TOTAL DISTRIBUTIONS	(0.00)[2]	(0.65	--

Net Asset Value, End of Period	$ 9.38	$ 9.51	$13.91

Total Return[3]	(1.33)%	(28.56)%	39.10%

Ratios to Average Net Assets:

Expenses	1.21%	1.11%	1.03%[4]

Net investment income (net operating loss)	(0.08)%	0.05%	(0.17)%[4]

Expense waiver/reimbursement[5]	3.05%	4.53%	12.12%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$6,761	$6,495	$2,702

Portfolio turnover	140%	236%	77%

1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31,1999.

2 Represents less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$(6,547)	$6,547

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$2,596

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$--

Undistributed long-term capital gains	--

Unrealized depreciation	10,357

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $1,384,188, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$769,010

2009	615,178

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	173,135	541,601
Shares issued to shareholders in payment of distibutions declared	261	8,669
Shares redeemed	(136,085)	(61,439)

NET CHANGE RESULTING FROM SHARES TRANSACTIONS	37,311	488,831

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$9,160,585

Sales	8,332,764

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED SMALL CAP STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Small Cap Strategies Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Small Cap Strategies Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Small Cap Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916876

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-12 (2/02)

Federated Investors
World-Class Investment Manager

Federated Total Return Bond Fund II

(formerly, Federated Strategic Income Fund II)

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Total Return Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's bond holdings and the financial statements.

This fund is managed to offer shareholders total return opportunities. The multi-sector fund invests in a diversified portfolio of investment grade fixed income securities, including mortgage backed securities, corporate debt securities, and U.S. government obligations. The fund may also invest in domestic high yield bonds and foreign fixed income securities.1

The fund's total return consists primarily of income received from portfolio securities and from changes in the market value of its securities (both realized and unrealized appreciation). Through an analysis of economic and market conditions and corporate earnings, fund managers allocate to the sectors and select the securities they expect to provide the best balance between risk and the greatest potential for returns.

During the 12-month reporting period, the fund produced a total return of 9.19% and its net asset value increased from $9.46 to $9.62.2 It also delivered income to shareholders totaling $0.699 per share. At the end of the reporting period, the fund's net assets totaled $7.5 million.

Thank you for choosing Federated Total Return Bond Fund II as a diversified, professionally managed way to participate in the total return opportunities of different sectors of the bond market. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Lower-rated bonds involve a higher degree of risk than investment-grade bonds in return for higher yield potential.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The past fiscal year ended December 31, 2001 was very positive for high quality fixed income securities. The year was essentially characterized by a significantly slower economic environment, which was accompanied by the Federal Reserve Board (the "Fed") cutting the federal funds target rate on 11 separate occasions. In this marketplace, equity markets continued to deteriorate in price and investor cash flows generally moved from stocks to bonds and money market instruments.

Within the various bond market sectors, investment grade corporate bonds provided the highest returns, as investors sought out these typically higher yielding securities to offset the dramatic yield declines in short money market securities. Following the performance of high quality corporate bonds were U.S. agencies, mortgage and Treasury securities.

The terrorist events of September 11 created massive volatility among the bond sectors, but for only a short time period, as investors initially demanded pure U.S. Treasury securities in typical safe haven fashion. By the time the fund's fiscal year came to an end on December 31, corporate bonds were again in large demand, outperforming Treasury securities.

Given the events over the reporting period, the fund was in a position to benefit from both a falling interest rate environment and the strong performance of investment grade corporate bonds. For the fiscal year ended December 31, 2001, the fund delivered a total return of 9.19%. The fund changed its investment objective during the reporting period, from income to total return, and subsequently increased its allocation to higher quality bonds.

With the significant stimulative action generated by the long series of Fed interest rate cuts, along with federal income tax reductions and increased government spending, the U.S. economy could be in a position to bottom-out and begin a new growth cycle at some point in 2002. Should the marketplace start to anticipate an economic bottom, "spread" products (corporate and mortgage securities) could potentially benefit and thus remain a favored sector for the fund. Correspondingly, U.S. Treasury securities represent a sector underweight, with an overall duration3 target slightly longer than that of the Lehman Brothers Aggregate Bond Index.4

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by marked capitalization. Indexes are unmanaged and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED TOTAL RETURN BOND FUND II

Average Annual Total Returns for the Period Ended 12/31/2001
One Year	9.19%

Start of Performance (7/7/1999)	6.62%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Total Return Bond Fund II (the "Fund") from July 7, 1999 (start of performance) to December 31, 2001 compared to the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2001

Principal Amount			Value
		U.S. CORPORATE BONDS--17.7%
		Automotive--1.3%
$100,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	$101,057

		Broadcast Radio & TV--1.4%
100,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	102,419

		Business Equipment & Services--0.0%
50,000	[1]	U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	1,250

		Ecological Services & Equipment--2.7%
100,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	101,055
100,000		USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004	103,997

		TOTAL	205,052

		Finance - Retail--2.7%
100,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	101,669
100,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	103,588

		TOTAL	205,257

		Food & Drug Retailers--1.4%
100,000		Safeway, Inc., Sr. Note, 6.85%, 9/15/2004	105,411

		Oil & Gas--2.6%
100,000		Union Pacific Resources Group, Inc., Note, 6.50%, 5/15/2005	100,953
100,000		WCG Note Trust, Sr. Note, Series 144A, 8.25%, 3/15/2004	97,403

		TOTAL	198,356

		Printing & Publishing--2.8%
100,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	105,383
100,000		Reed Elsevier Capital, 6.75%, 8/1/2011	101,346

		TOTAL	206,729

		Real Estate--1.4%
100,000		EOP Operating LP, 7.75%, 11/15/2007	106,989

		Telecommunications & Cellular--1.4%
100,000		WorldCom, Inc., 7.50%, 5/15/2011	102,644

		TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $1,352,585)	1,335,164

		INTERNATIONAL BONDS--2.8%
		CANADA--1.4%
		Metals & Mining--1.4%
100,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	105,592

		ISRAEL--1.4%
		Utilities--1.4%
100,000		Israel Electric Corp. Ltd., 7.95%, 5/30/2011	106,050

		TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $209,775)	211,642

		U.S. GOVERNMENT AGENCIES--49.6%
247,000		Federal Home Loan Mortgage Corp., Pool 5.625%, 3/15/2011	245,291
1,800,000		Federal National Mortgage Association, Pool 7.125%, 3/15/2007	1,982,574
526,856		Federal Home Loan Mortgage Corp., Pool C48271, 7.00%, 2/1/2031	536,734
683,042		Federal National Mortgage Association, Pool 535933, 6.50%, 5/1/2031	683,254
279,995		Government National Mortgage Association, Pool 780339, 8.00%, 12/15/2023	297,844

		TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $3,689,526)	3,745,697

Principal Amount			Value
		U.S. TREASURY NOTES--26.4%
$1,000,000		U.S. Treasury Note, 4.75%, 11/15/2008	$996,010
1,000,000		U.S. Treasury Note, 5.00%, 2/15/2011	997,270

		TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $1,969,375)	1,993,280

		REPURCHASE AGREEMENT--8.4%[2]
635,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	635,000

		TOTAL INVESTMENTS (IDENTIFIED COST $7,856,261)[3]	$7,920,783

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $7,865,076. The net unrealized appreciation of investments on a federal tax basis amounts to $55,707 which is comprised of $99,317 appreciation and $41,610 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($7,545,771) at December 31, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Total investments in securities, at value (identified cost $7,856,261)		$7,920,783
Cash		279
Income receivable		102,311

TOTAL ASSETS		8,023,373

Liabilities:
Payable for shares redeemed	$13,189
Income distribution payable	447,991
Accrued expenses	16,422

TOTAL LIABILITIES		477,602

Net assets for 784,639 shares outstanding		$7,545,771

Net Assets Consist of:
Paid in capital		$8,299,549
Net unrealized appreciation of investments		64,522
Accumulated net realized loss on investments		(818,645)
Undistributed net investment income		345

TOTAL NET ASSETS		$7,545,771

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$7,545,771 ÷ 784,639 shares outstanding		$9.62

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends			$1,453
Interest			1,369,510

TOTAL INCOME			1,370,963

Expenses:
Investment adviser fee		$148,034
Administrative personnel and services fee		125,000
Custodian fees		8,274
Transfer and dividend disbursing agent fees and expenses		18,070
Directors'/Trustees' fees		1,101
Auditing fees		11,944
Legal fees		4,650
Portfolio accounting fees		46,844
Printing and postage		15,736
Insurance premiums		1,116
Miscellaneous		254

TOTAL EXPENSES		381,023

Waiver and Reimbursement:
Waiver of investment adviser fee	$(148,034)
Reimbursement of other operating expenses	(84,151)

TOTAL WAIVER AND REIMBURSEMENT		(232,185)

Net expenses			148,838

Net investment income			1,222,125

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(796,889)
Net change in unrealized depreciation of investments			1,023,647

Net realized and unrealized gain on investments			226,758

Change in net assets resulting from operations			$1,448,883

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,222,125	$1,486,974
Net realized gain (loss) on investments	(796,889)	13,914
Net change in unrealized appreciation depreciation of investments	1,023,647	(898,947)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,448,883	601,941

Distributions to Shareholders:
Distributions from net investment income	(1,248,506)	(2,112,234)
Distributions from net realized gain on investments	--	(17,474)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,248,506)	(2,129,708)

Share Transactions:
Proceeds from sale of shares	1,378,223	1,903,910
Net asset value of shares issued to shareholders in payment of distributions declared	375,901	47,213
Cost of shares redeemed	(10,432,999)	(558,410)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(8,678,875)	1,392,713

Change in net assets	(8,478,498)	(135,054)

Net Assets:
Beginning of period	16,024,269	16,159,323

End of period (including undistributed net investment income of $345 at December 31, 2001)	$7,545,771	$16,024,269

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$9.46	$10.37	$10.00
Income From Investment Operations:
Net investment income	0.69 [2]	0.86	0.38
Net realized and unrealized gain (loss) on investments	0.17 [2]	(0.50)	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.86	0.36	0.37

Less Distributions:
Distributions from net investment income	(0.70)	(1.26)	--
Distributions from net realized gain on investments	--	(0.01)	--

TOTAL DISTRIBUTIONS	(0.70)	(1.27)	--

Net Asset Value, End of Period	$9.62	$ 9.46	$10.37

Total Return[3]	9.19%	3.56%	3.70%

Ratios to Average Net Assets:

Expenses	0.85%	0.85%	0.85%[4]

Net investment income	6.98%[2]	8.77%	7.89%[4]

Expense waiver/reimbursement[5]	1.33%	1.45%	1.73%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,546	$16,024	$16,159

Portfolio turnover	122%	62%	4%

1 For the period July 7, 1999 (date of initial public investment) to December 31, 1999.

2 A required, effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 7.36% to 6.98%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund II (formerly Federated Strategic Income Fund II) (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for book and tax difference. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(21,756)	$21,756

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$1,248,791

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 345

Undistributed long-term gains	--

Unrealized appreciation	55,707

At year end, there were no significant differences between the book basis and tax basis of components of net assets.

Change in Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term discounts or premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize long-term discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $44,041 increase in cost of securities and a corresponding $44,041 increase in net unrealized appreciation, and an increase to net investment income of $44,041, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $65,797, decrease net unrealized appreciation by $52,856 and decrease net realized losses by $12,941. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2001, the Fund, federal tax purposes, had a capital loss carryforward of $809,830 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000
Shares sold	138,953	185,343
Shares issued to shareholders in payment of distributions declared	39,373	4,628
Shares redeemed	(1,086,703)	(54,992)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(908,377)	134,979

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an allocable portion of the Fund's investment adviser fee. Such allocation is based on the amount of foreign securities which FGIMC manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2001, the Fund shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$8,716,470

Sales	$18,525,397

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2001, were as follows:

Purchases	$10,579,976

Sales	$10,756,445

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $13,713 as long-term capital gain dividends for the year ended December 31, 2001.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Total Return Bond Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

INTERESTED TRUSTEES BACKGROUND

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Total Return Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916868

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-10 (2/02)

Federated Investors
World-Class Investment Manager

Federated International Small Company Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Enclosed is the Annual Report for Federated International Small Company Fund II, a portfolio of Federated Insurance Series, which offers you opportunities for long-term capital growth through a broadly diversified portfolio of stocks issued by several hundred small companies based outside the United States.1 Investing internationally can provide exposure to many of the world's up-and-coming companies and also help to diversify your portfolio.2

This report covers the fund's fiscal year from January 1, 2001 through December 31, 2001, and it includes an investment review by the fund's portfolio manager and a complete listing of the fund's holdings and financial statements.

As you probably are aware, volatility persisted across all sectors of the world's markets in 2001, and this turbulence is reflected in the fund's negative performance this period. For the fiscal year ended December 31, 2001, Federated International Small Company Fund II produced a total return of (30.01)%, with net asset value per share decreasing from $7.93 to $5.54,3 and fund net assets were $3.0 million.

Although the fund's recent performance is disappointing, please keep in mind that as a longer-term investment it is subject to periodic market downturns. Our global investment managers are encouraged, however, by signs that an economic recovery may be under way and the market may have reached bottom. Equity markets across the globe rallied on this optimism in the fourth quarter. Smaller companies are ideally positioned to take early advantage of improving liquidity conditions and increased demand, as they supply basic materials and services to the world's larger corporations.

Regardless of market fluctuations, you can increase your investment in the fund over time through a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are higher.4

Thank you for choosing Federated International Small Company Fund II as a diversified, professionally managed way to participate in the growth opportunities of foreign small cap stocks and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2002

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

3 Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET OVERVIEW

The repercussions of the March 2000 "reversal of fortune" in technology, media and telecommunications stocks continued to be felt across all sectors of the market and regions nearly two years later. Throughout the fund's reporting year, trading volatility was the norm in an emotion-driven market, with rampant sell-offs and stock price drops of even deserving companies with solid earnings and clear growth trends.

The economic slowdown first evident in the United States is now recognized as a global recession. Widespread corporate profit warnings, layoffs and spending pullbacks have not only deepened investor skepticism and risk aversion but also deflated consumer confidence. Against this backdrop, there have been very few bright spots for stocks, although "value" equities were favored over "growth" equities in this environment. Not surprisingly, positive returns for small cap investments have been a challenge to achieve in any industry or country.

One unequivocal positive during this difficult period has been the willingness of the world's central banks, led by the Federal Reserve Board's aggressive rate-cutting example, to ease key interest rates in the hope of jumpstarting stalled economies. In the fourth quarter, equity markets across the globe rallied on liquidity strength, optimism of an early economic recovery and progress of the antiterrorism campaign.

FUND PERFORMANCE

As can be expected, funds with a growth orientation were at a disadvantage during this period of intensified market uncertainty and prolonged economic weakness. Negative sentiment across world markets took down stocks in all countries and sectors. For 2001, Federated International Small Company Fund II had a return of (30.01)%, which underperformed the MSCI World ex-U.S. Small Cap Index. The performance of the benchmark index, measured in U.S. dollars, was (12.35)% for the year.1

At the beginning of the year, an emphasis on information technology hurt performance, while exposures to financial services and Japanese stocks helped fund returns. Early in 2001, Spanish and Australian stocks performed well, and the more defensive sectors of Energy and Utilities contributed positively, as the fund was positioned to gain from increases in oil and gas prices. Midway through the fund year, stock selection in Asian countries, especially China and South Korea, had a positive impact. Toward the end of 2001, slower consumer spending dragged down Consumer Discretionary stocks, but Consumer Staples and certain pharmaceutical names performed well. Dampened confidence in Japanese Prime Minister Koiziumi's ability to follow through on or achieve promised banking and corporate reforms hurt the country's stock prices. Overall, financial stocks suffered in anticipation of insurance claims stemming from losses related to the terrorist attacks in the United States.

FUND POSITIONING AND STRATEGY

There are indications the economy may already have hit or is soon reaching the bottom of the recession, although there can be no assurance of an economic recovery. The benefits of recent aggressive rate-cutting by the world's central banks should begin to materialize more fully. Since small companies supply basic materials, components and services to the larger corporations, they are ideally positioned to take early and optimal advantage of this increased liquidity and lower borrowing costs when demand is restored and orders pick up.

We continue to locate small caps with good investment potential, targeting companies with stable or expanding market shares, strong ties to their local and regional market and reasonable valuations, despite the difficult market conditions. We are focusing selectively on the consumer-sensitive and basic material stocks in anticipation of an economic recovery. The automobile sector, for example, may be poised for a rebound, as it benefits from the increase in sales volume generated from the zero-interest rate finance deals offered in the United States.

The corporate and banking reforms so clearly needed in Japan may once again have been "all talk and no action" as Japan enters its third recession in a decade. However, we believe there are gems to be discovered among small Japanese companies with ties to the video game software market, auto parts manufacturers, and other companies truly demonstrating corporate restructuring.

If the United States economy begins a recovery in the second half of 2002, we believe Asia will resume its production and export activities. We expect Europe to participate in any global economic recovery, though possibly with a lagged effect. Many of the negative global variables have shown signs of a possible reversal, offering smaller companies greater opportunities for growth with low interest rates, lower energy prices, an increase in outsourcing activities and increases in infrastructure spending by many governments.

1 MSCI World, ex-U.S. Small Cap Index is an unmanaged index that selects companies within the market capitalization range of USD 200-800 million. The dollar-denominated range is applied across all 23 developed markets. Investments cannot be made into an index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL SMALL COMPANY FUND II

Average Annual Total Return for the Period Ended 12/31/2001
1 Year	(30.01)%
Start of Performance (5/1/2000)	(29.69)%

The graph above illustrates the hypothetical investment of $10,0001 in Federated International Small Company Fund II (the "Fund") from May 1, 2000 (start of performance) to December 31, 2001, compared to the MSCI World ex-U.S. Small Cap Index ("MSCI-WSC").2

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--98.6%
		AUSTRALIA--7.3%
		Automobiles & Components--0.4%
7,255		Pacifica Group Ltd.	$12,217

		Capital Goods--0.5%
2,641		Leighton Holdings Ltd.	13,991

		Consumer Durables & Apparel--0.4%
3,032	[1]	Billabong International Ltd.	13,005

		Diversified Financials--0.5%
2,058		Suncorp-Metway Ltd.	14,779

		Food & Drug Retailing--0.4%
2,108		Foodland Associated Ltd.	13,217

		Food Beverage & Tobacco--1.1%
4,651		Coca-Cola Amatil Ltd.	14,238
7,560		Foster's Group Ltd.	18,806

		TOTAL	33,044

		Health Care Equipment & Services--1.0%
7,165		Ramsay Health Care Ltd.	16,797
3,445		Sonic Healthcare Ltd.	14,107

		TOTAL	30,904

		Materials--2.1%
3,448		Amcor Ltd.	12,619
8,534		Boral Ltd.	14,371
5,300		James Hardie Industries NV	16,258
32,191		M.I.M. Holdings Ltd.	18,784

		TOTAL	62,032

		Transportation--0.9%
1,565		Lang Corp. Ltd.	8,972
1,357		Toll Holdings Ltd.	19,338

		TOTAL	28,310

		TOTAL AUSTRALIA	221,499

		BELGIUM--0.6%
		Health Care Equipment & Services--0.6%
398		Omega Pharma SA	18,015

		CANADA--15.3%
		Automobiles & Components--0.8%
397		Magna International, Inc., Class A	25,207

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		CANADA--continued
		Capital Goods--1.3%
2,995		CAE, Inc.	$21,762
915		SNC-Lavalin Group, Inc.	16,607

		TOTAL	38,369

		Diversified Financials--2.0%
1,300		AGF Management Ltd. Class B	20,166
2,800		C.I. Fund Management, Inc.	20,908
1,300		Investors Group, Inc.	20,819

		TOTAL	61,893

		Energy--1.9%
7,000	[1]	Baytex Energy Ltd.	19,211
7,380	[1]	Ketch Energy Ltd.	18,539
516		Talisman Energy, Inc.	19,606

		TOTAL	57,356

		Food Beverage & Tobacco--1.0%
1,643		Molson Ltd., Class A	28,892

		Insurance--1.2%
1,280		Industrial Alliance Life Insurance Co.	37,500

		Materials--1.3%
2,148		Domtar, Inc.	21,597
1,107	[1]	Inco Ltd.	18,806

		TOTAL	40,403

		Pharmaceuticals & Biotechnology--2.4%
273	[1]	Angiotech Pharmaceuticals, Inc.	15,259
1,396	[1]	QLT, Inc.	35,507
7,000	[1]	StressGen Biotechnologies Corp.	20,222

		TOTAL	70,988

		Software & Services--0.7%
2,538	[1]	CGI Group, Inc., Class A	19,526

		Technology Hardware & Equipment--2.0%
2,142	[1]	ATI Technologies, Inc.	27,039
1,428	[1]	Research In Motion Ltd.	33,891

		TOTAL	60,930

		Telecommunication Services--0.7%
9,000	[1]	Microcell Telecommunications Inc., Class B	21,761

		TOTAL CANADA	462,825

		CHINA--1.1%
		Technology Hardware & Equipment--0.5%
39,000		Nanjing Panda Electronics Co., Ltd.	14,629

		Transportation--0.6%
80,000		Jiangsu Expressway, Co., Ltd.	17,543

		TOTAL CHINA	32,172

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		DENMARK--0.4%
		Materials--0.4%
655		Novozymes A/S, Class B	$13,215

		FINLAND--1.0%
		Food Beverage & Tobacco--0.5%
713	[1]	Hartwall Oyj ABP	14,534

		Telecommunication Services--0.5%
3,186		Sonera Oyj	16,137

		TOTAL FINLAND	30,671

		FRANCE--3.6%
		Capital Goods--0.4%
282		Vallourec AS	13,367

		Hotels Restaurants & Leisure--0.6%
2,500		Elior	17,937

		Media--0.8%
1,894		Havas Advertising SA	13,707
937	[1]	JC Decaux SA	10,468

		TOTAL	24,175

		Pharmaceuticals & Biotechnology--0.6%
1,188	[1]	Cerep SA	18,400

		Software & Services--0.6%
302		Transiciel SA	9,326
241	[1]	UBI Soft Entertainment SA	8,045

		TOTAL	17,371

		Technology Hardware & Equipment--0.6%
596	[1]	Neopost SA	17,359

		TOTAL FRANCE	108,609

		GERMANY, FEDERAL REPUBLIC OF--6.4%
		Capital Goods--0.4%
452	[1]	Singulus Technologies AG	12,674

		Commercial Services & Supplies--0.2%
364		Gfk AG	6,607

		Health Care Equipment & Services--0.7%
537		Gehe AG	20,793

		Materials--1.2%
980		Celanese AG	18,319
819	[1]	SGL Carbon AG	16,440

		TOTAL	34,759

		Media--0.7%
1,092	[1]	IM Internationalmedia AG	21,920

		Pharmaceuticals & Biotechnology--1.0%
863		Stada Arzneimittel AG	29,960

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GERMANY, FEDERAL REPUBLIC OF--continued
		Software & Services--0.6%
510	[1]	Software AG	$19,521

		Technology Hardware & Equipment--0.6%
840		Aixtron AG	19,030

		Transportation--0.5%
733	[1]	Thiel Logistik AG	14,420

		Utilities--0.5%
490	[1]	Wedeco AG Water Technology	15,375

		TOTAL GERMANY, FEDERAL REPUBLIC OF	195,059

		HONG KONG--3.5%
		Automobiles & Components--0.5%
52,250		Denway Motors Ltd.	16,249

		Banks--0.7%
7,000		Wing Hang Bank Ltd.	22,442

		Capital Goods--0.3%
118,000	[1]	Guangzhou Investment Co., Ltd.	9,382

		Food Beverage & Tobacco--0.6%
47,000		Global Bio-chem Technology Group Co., Ltd.	16,425

		Hotels Restaurants & Leisure--0.4%
20,000		Cafe De Coral Holdings Ltd.	11,542

		Retailing--0.6%
16,000	[1]	Esprit Holdings Ltd.	18,056

		Technology Hardware & Equipment--0.4%
17,000		Varitronix International Ltd.	11,228

		TOTAL HONG KONG	105,324

		IRELAND--0.6%
		Software & Services--0.6%
983	[1]	Riverdeep Group PLC, ADR	16,524

		ISRAEL--0.4%
		Pharmaceuticals & Biotechnology--0.4%
285	[1]	Taro Pharmaceutical Industries Ltd.	11,386

		ITALY--2.5%
		Consumer Durables & Apparel--0.8%
852		Benetton Group SPA	9,647
4,188	[1]	Ferretti SPA	13,644

		TOTAL	23,291

		Energy--0.6%
3,936		Saipem SPA	19,270

		Media--0.4%
2,096		Mondadori (Arnoldo) Editore SPA	13,247

		Pharmaceuticals & Biotechnology--0.7%
1,000		Recordati SPA	19,922

		TOTAL ITALY	75,730

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--9.6%
		Automobiles & Components--1.6%
5,000	[1]	Hino Motors Ltd.	$16,640
1,000		Keihin Corp.	8,793
400		Nissin Kogyo Co., Ltd.	9,923
6,000		Yokohama Rubber Co., Ltd.	13,327

		TOTAL	48,683

		Capital Goods--1.1%
2,000		Central Glass Co., Ltd.	10,686
1,000		Nitto Denko Corp.	23,128

		TOTAL	33,814

		Commercial Services & Supplies--0.7%
30		Bellsystem 24, Inc.	11,221
500		Sato Corp.	10,534

		TOTAL	21,755

		Consumer Durables & Apparel--2.5%
600		Bandai Co., Ltd.	18,090
1,000		Onward Kashiyama Co., Ltd.	9,602
3,000		Sanyo Shokai Ltd.	12,572
1,800	[1]	Sega Corp.	35,929

		TOTAL	76,193

		Diversified Financials--0.3%
110		Shohkoh Fund & Co., Ltd.	8,732

		Food Beverage & Tobacco--0.3%
300		Hokuto Corp.	10,396

		Health Care Equipment & Services--0.7%
1,000		Fujirebio, Inc.	8,129
1,000		Olympus Optical Co., Ltd.	14,388

		TOTAL	22,517

		Materials--0.5%
3,000		Air Water, Inc.	13,739

		Pharmaceuticals & Biotechnology--0.5%
1,000		Hisamitsu Pharmaceutical Co., Inc.	13,739

		Retailing--0.5%
200		Yamada Denki Co., Ltd.	14,045

		Software & Services--0.9%
600		Capcom Co., Ltd.	15,892
400		Meitec Corp.	9,770

		TOTAL	25,662

		TOTAL JAPAN	289,275

		KOREA, REPUBLIC OF--9.1%
		Automobiles & Components--1.0%
6,070		Hankook Tire Manufacturing Co., Ltd.	11,458
880		Hyundai Motor Co., Ltd.	18,091

		TOTAL	29,549

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		KOREA, REPUBLIC OF--continued
		Capital Goods--1.3%
1,490	[1]	Daelim Industrial Co., Ltd.	$15,657
830		LG Cable Ltd.	9,134
2,720		Samsung Corp.	15,133

		TOTAL	39,924

		Commercial Services & Supplies--0.4%
2,139	[1]	SOK Co., Ltd.	11,149

		Consumer Durables & Apparel--0.6%
2,450		Cheil Industries, Inc.	17,919

		Food Beverage & Tobacco--0.6%
480		Cheil Jedang Corp.	18,158

		Hotels Restaurants & Leisure--0.6%
2,940		Hotel Shilla Co., Ltd.	19,098

		Household & Personal Products--1.4%
3,936		Coreana Cosmetics Co., Ltd.	13,656
290		Pacific Corp.	29,255

		TOTAL	42,911

		Pharmaceuticals & Biotechnology--1.2%
1,071		Dong-A Pharmaceutical Co., Ltd.	19,198
356		Yuhan Corp.	17,046

		TOTAL	36,244

		Technology Hardware & Equipment--2.0%
2,544		Daeduck Electronics Co., Ltd.	24,886
2,840	[1]	Pantech Co. Ltd.	16,235
6,359		Sewon Telecom Ltd.	18,078

		TOTAL	59,199

		TOTAL KOREA, REPUBLIC OF	274,151

		MALAYSIA--0.9%
		Capital Goods--0.5%
11,000		Gamuda Berhad	13,084
2,000		IJM Corp. Berhad	2,242

		TOTAL	15,326

		Hotels Restaurants & Leisure--0.4%
4,600		Genting Berhad	12,711

		TOTAL MALAYSIA	28,037

		NETHERLANDS--2.7%
		Capital Goods--1.1%
989		Hagemeyer NV	18,488
344		IHC Caland NV	16,076

		TOTAL	34,564

		Pharmaceuticals & Biotechnology--0.8%
1,214	[1]	Qiagen NV	22,693

		Retailing--0.8%
2,016		Koninklijke Vendex KBB NV	22,934

		TOTAL NETHERLANDS	80,191

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		NORWAY--1.3%
		Food Beverage & Tobacco--0.3%
593		Orkla ASA	$10,041

		Technology Hardware & Equipment--1.0%
1,295	[1]	Tandberg ASA	28,853

		TOTAL NORWAY	38,894

		PORTUGAL--1.0%
		Capital Goods--0.4%
17,973	[1]	Sonae S.G.P.S., SA	12,959

		Telecommunication Services--0.6%
2,201	[1]	Vodafone Telecel-Comunicacoes Pessoais, SA	17,633

		TOTAL PORTUGAL	30,592

		SINGAPORE--4.6%
		Commercial Services & Supplies--0.5%
19,000		Sembcorp Industries Ltd.	16,464

		Capital Goods--0.7%
17,000		Singapore Technologies Engineering Ltd.	21,636

		Diversified Financials--0.8%
34,000		Singapore Exchange Ltd.	22,832

		Technology Hardware & Equipment--2.6%
15,000		Datacraft Asia Ltd.	32,700
8,000		Elec & Eltek International Co., Ltd.	23,280
3,262		Venture Manufacturing (Singapore) Ltd.	23,496

		TOTAL	79,476

		TOTAL SINGAPORE	140,408

		SPAIN--4.8%
		Capital Goods--2.3%
587		Actividades de Construccion y Servicios SA (ACS)	14,317
442		Acciona SA	16,131
703		Fomento de Construcciones y Contratas SA	14,549
769		Grupo Dragados SA	10,288
733		Grupo Ferrovial SA	12,847

		TOTAL	68,132

		Food Beverage & Tobacco--0.6%
2,000	[1]	Ebro Puleva SA	19,405

		Insurance--0.4%
2,205		Corp Mapfre, Compania Internacional de Reaseguros SA	12,778

		Media--0.2%
279	[1]	Sogecable SA	6,457

		Pharmaceuticals & Biotechnology--0.7%
2,530	[1]	Zeltia SA	19,683

		Transportation--0.6%
1,808		Autopistas, Concesionaria Espanola SA	18,009

		TOTAL SPAIN	144,464

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWEDEN--2.7%
		Health Care Equipment & Services--1.5%
2,919	[1]	Capio AB	$19,966
2,029	[1]	Elekta AB, Class B	16,499
635		Getinge Industrier AB, Class B	10,449

		TOTAL	46,914

		Media--1.2%
1,578		Eniro AB	11,322
1,070	[1]	Modern Times Group MTG AB, Class B	23,646

		TOTAL	34,968

		TOTAL SWEDEN	81,882

		SWITZERLAND--3.6%
		Capital Goods--0.4%
47		Kaba Holding AG	11,611

		Health Care Equipment & Services--1.1%
24		Galenica Holding AG	21,692
191		Tecan AG	12,660

		TOTAL	34,352

		Materials--0.6%
55		Givaudan SA	16,769

		Pharmaceuticals & Biotechnology--0.6%
36	[1]	Berna Biotech AG	18,612

		Technology Hardware & Equipment--0.7%
600	[1]	Logitech International SA	21,963

		Transportation--0.2%
116		Kuehne & Nagel International AG	5,871

		TOTAL SWITZERLAND	109,178

		TAIWAN, PROVINCE OF CHINA--0.8%
		Technology Hardware & Equipment--0.8%
5,000		Realtek Semiconductor Corp.	24,464

		THAILAND--1.5%
		Diversified Financials--0.8%
25,100		Kiatnakin Finance Public Co., Ltd.	13,052
22,700	[1]	Siam Panich Leasing Public Co., Ltd.	10,932

		TOTAL	23,984

		Telecommunication Services--0.7%
15,377	[1]	Total Access Communication Public Co., Ltd.	21,835

		TOTAL THAILAND	45,819

		TURKEY--0.9%
		Capital Goods--0.3%
2,600,000		Trakya Cam Sanayii AS	9,098

		Food & Drug Retailing--0.3%
106,000		Migros Turk TAS	9,091

		Technology Hardware & Equipment--0.3%
270,000		Netas Northern Electric Telekomunikasyon AS	9,447

		TOTAL TURKEY	27,636

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--12.0%
		Capital Goods--0.5%
2,544		AMEC PLC	$14,609

		Commercial Services & Supplies--0.7%
1,950		Amey PLC	10,542
1,229		WS Atkins PLC	11,846

		TOTAL	22,388

		Diversified Financials--1.1%
1,993		Man Group PLC	34,537

		Health Care Equipment & Services--0.6%
2,340		Nestor Healthcare Group PLC	18,540

		Hotels Restaurants & Leisure--2.0%
2,030		Enterprise Inns PLC	18,416
2,786	[1]	Fitness First PLC	19,158
6,394		Rank Group PLC	21,380

		TOTAL	58,954

		Materials--0.9%
17,130	[1]	Corus Group PLC	17,931
657		Johnson Matthey PLC	9,112

		TOTAL	27,043

		Media--1.3%
3,602		HIT Entertainment PLC	19,035
2,850		United Business Media PLC	19,888

		TOTAL	38,923

		Pharmaceuticals & Biotechnology--1.0%
627	[1]	Cambridge Antibody Technology Group PLC	17,574
932	[1]	Shire Pharmaceuticals Group PLC	11,652

		TOTAL	29,226

		Software & Services--3.9%
8,253	[1]	Eidos PLC	21,597
4,508	[1]	Innovation Group PLC	23,921
2,220		Logica PLC	20,656
3,431		Misys PLC	16,211
1,780		Torex PLC	18,942
4,700		iSOFT Group PLC	17,765

		TOTAL	119,092

		TOTAL UNITED KINGDOM	363,312

		UNITED STATES--0.5%
		Health Care Equipment & Services--0.5%
3,074	[1]	ResMed, Inc.	16,442

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,844,368)	2,985,774

Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--0.7%
		GERMANY, FEDERAL REPUBLIC OF--0.7%
		Capital Goods--0.7%
441		Krones AG, Pfd. (IDENTIFIED COST $15,569)	$21,595

		REPURCHASE AGREEMENT--27.3% [2]
$826,000		Salomon Brothers, Inc., 1.82%, dated 12/31/2001, due 1/2/2002 (at amortized cost)	826,000

		TOTAL INVESTMENTS (IDENTIFIED COST $3,685,937)[3]	$3,833,369

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $3,737,319. The net unrealized appreciation of investments on a federal tax basis amounts to $96,050 comprised of $217,943 appreciation and $121,893 depreciation at December 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($3,026,497) at December 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2001

Assets:
Investment in repurchase agreement	$826,000
Investments in securities	3,007,369

Total investments in securities, at value (identified cost $3,685,937)		$3,833,369
Cash		621
Cash denominated in foreign currencies (identified cost $45,503)		45,366
Income receivable		7,288
Receivable for investments sold		442,227
Receivable for shares sold		2,917

TOTAL ASSETS		4,331,788

Liabilities:
Payable for investments purchased	795,006
Payable for shares redeemed	468,049
Net payable for foreign currency exchange contracts	2,585
Accrued expenses	39,651

TOTAL LIABILITIES		1,305,291

Net assets for 546,090 shares outstanding		$3,026,497

Net Assets Consist of:
Paid in capital		$8,355,329
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		144,844
Accumulated net realized loss on investments and foreign currency transactions		(5,391,854)
Net operating loss		(81,822)

TOTAL NET ASSETS		$3,026,497

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$3,026,497 ÷ 546,090 shares outstanding		$5.54

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $14,601)			$104,847
Interest			34,454

TOTAL INCOME			139,301

Expenses:
Investment adviser fee		$112,511
Administrative personnel and services fee		125,000
Custodian fees		113,515
Transfer and dividend disbursing agent fees and expenses		14,660
Directors'/Trustees' fees		880
Auditing fees		9,810
Legal fees		2,913
Portfolio accounting fees		55,997
Shareholder services fee		9,001
Share registration costs		148
Printing and postage		16,735
Insurance premiums		1,024
Miscellaneous		498

TOTAL EXPENSES		462,692

Waiver and Reimbursement:
Waiver of investment adviser fee	$(112,511)
Reimbursement of other operating expenses	(201,314)

TOTAL WAIVER AND REIMBURSEMENT		(313,825)

Net expenses			148,867

Net operating loss			(9,566)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $2,788)			(3,051,238)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(42,257)

Net realized and unrealized loss on investments and foreign currency transactions			(3,093,495)

Change in net assets resulting from operations			$(3,103,061)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2001	2000 [1]

Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(9,566)	$(21,306)
Net realized loss on investments and foreign currency transactions	(3,051,238)	(2,397,916)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(42,257)	187,101

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,103,061)	(2,232,121)

Share Transactions:
Proceeds from sale of shares	41,870,104	11,765,879
Cost of shares redeemed	(45,185,319)	(88,985)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,315,215)	11,676,894

Change in net assets	(6,418,276)	9,444,773

Net Assets:
Beginning of period	9,444,773	--

End of period	$3,026,497	$9,444,773

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2001	2000 [1]
Net Asset Value, Beginning of Period	$7.93	$10.00
Income From Investment Operations:
Net operating loss	(0.01)[2]	(0.02)
Net realized and unrealized loss on investments and foreign currency transactions	(2.38)	(2.05)

TOTAL FROM INVESTMENT OPERATIONS	(2.39)	(2.07)

Net Asset Value, End of Period	$5.54	$ 7.93

Total Return[3]	(30.01)%	(20.70)%

Ratios to Average Net Assets:

Expenses	1.65%	1.50%[4]

Net operating loss	(0.11)%	(0.34)%[4]

Expense waiver/reimbursement[5]	3.49%	4.34%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,026	$9,445

Portfolio turnover	246%	177%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2001

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Small Company Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (`Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid In Capital
$59,050	$(57,584)	$(1,466)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term gains	--

Unrealized appreciation	--

At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's applicable country's tax rules and rates.

At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $4,945,190 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$1,531,482

2009	3,413,708

Additionally, net capital losses of $476,857 attributed to security and currency transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation )
Contract Purchased:
1/2/2002	87,022 Canadian Dollar	$54,707	$54,652	$(55)

Contracts Sold:
1/2/2002	33,889 Australian Dollar	17,202	17,346	(144)

1/2/2002	24,612 Euro Currency	21,621	21,908	(287)

1/2/2002	45,762 Euro Currency	40,271	40,735	(464)

1/2/2002	61,143 Euro Currency	53,867	54,426	(559)

1/2/2002	29,103 Hong Kong Dollar	3,732	3,732	0

1/2/2002	20,880 Malaysian Ringgit	5,491	5,495	(4)

1/2/2002	88,192 Norwegian Krone	9,745	9,825	(80)

1/3/2002	66,848 Euro Currency	58,892	59,504	(612)

1/3/2002	32,143 Danish Krone	3,813	3,849	(36)

1/3/2002	231,291 Swedish Krona	21,980	22,127	(147)

1/4/2002	40,614 Swiss Franc	24,146	24,472	(326)

1/4/2002	18,422,558 Japanese Yen	140,748	140,619	129

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(2,585)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2001	2000	[1]
Shares sold	6,964,744	1,201,323
Shares redeemed	(7,609,131)	(10,846)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(644,387)	1,190,477

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2001, were as follows:

Purchases	$19,548,698

Sales	$22,219,244

RISK OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated International Small Company Fund II, (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Small Company Fund II as of December 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 2002

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Senior Partner, Ernst & Young LLP.

Other Directorships Held: Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Other Directorships Held: Chairman of the Board, Investment Properties Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Position: Partner, Andersen Worldwide SC.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.; Director, Redgate Communications and EMC Corporation (computer storage systems).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software).

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Other Directorships Held: President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); Director, Walsh & Kelly, Inc. (heavy highway contractor).

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Henry A. Frantzen Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Small Company Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916850

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00433-18 (2/02)